DRAFT 4/5/01

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                              EXCHANGE ACT OF 1934


    Filed  by  the  Registrant:     [X]
    Filed by a party other than the Registrant:   [ ]
    Check  the  appropriate  box:
    [X] Preliminary  Proxy  Statement        [ ] Confidential for Use of the
    [ ] Definitive  Proxy  Statement             Commission Only (as  permitted
    [ ] Definitive  Additional  Materials        by Rule 14a-6(e)(2))
    [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 MathSoft, Inc.
          --------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

          --------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
    [X] No  fee  required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title  of  each  class  of  securities  to  which transaction applies:
________________________________________________________________________________
     (2)  Aggregate  number  of  securities  to  which  transactions  applies:
________________________________________________________________________________
     (3)  Per  unit  price  or  other  underlying  value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________
     (4)  Proposed  maximum  aggregate  value  of  transaction:
________________________________________________________________________________
     (5)  Total  fee  paid:
________________________________________________________________________________
    [ ] Fee  paid  previously  with  preliminary  materials.
________________________________________________________________________________
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount  Previously  Paid:
________________________________________________________________________________
     (2)  Form,  Schedule  or  Registration  Statement  No.:
________________________________________________________________________________
     (3)  Filing  Party:
________________________________________________________________________________
     (4)  Date  Filed:
________________________________________________________________________________

                              M A T H S o f t, Inc.
                           Presently doing business as

                             INSIGHTFUL CORPORATION

                            1700 WESTLAKE AVE, NORTH
                           SEATTLE, WASHINGTON  98109
                               ___________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               ___________________

To  the  Stockholders:

     The Annual Meeting of Stockholders of MathSoft, Inc., a Massachusetts corporation doing business as Insightful Corporation, will be held on Monday, June 11, 2001 at 10:00 a.m., Seattle time, at the Bell Harbor Conference Center, Pier 66, 2211 Alaskan Way, Seattle, Washington, for the following purposes:

     1.     To elect  two Class II  Directors  to  serve  for a three-year term.

     2. To consider and act upon a proposal to change the Corporation's jurisdiction of incorporation to Delaware.

     3. To consider and act upon a proposal to change the legal name of the Corporation to "Insightful Corporation."

     4. To consider and act upon a proposal to approve the 2001 Stock Option and Incentive Plan.

     5. To consider and act upon a proposal to approve the 2001 Non-Employee Director Stock Option Plan.

     6. To consider and act upon a proposal to approve the 2001 Employee Stock Purchase Plan.

     7. To ratify the selection of Arthur Anderson LLP as auditors for the fiscal year ending December 31, 2001.

     8. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Stockholders  entitled  to  notice  of  and to vote at the meeting shall be
determined as of         , 2001, the record date fixed by the Board of Directors
for  such  purpose.

                                   By  Order  of  the  Board  of  Directors
                                   ____________________________
                                    SARWAT  H.  RAMADAN
                                    Vice President Finance and Administration,
                                    Chief Financial Officer, Treasurer and Clerk

_______  __,  2001

     IF THE ACTION REGARDING THE CHANGE OF THE STATE OF INCORPORATION FROM MASSACHUSETTS TO DELAWARE IS APPROVED BY THE STOCKHOLDERS AT THE MEETING AND EFFECTED BY THE CORPORATION, ANY STOCKHOLDERS (1) WHO FILES WITH THE CORPORATION BEFORE THE TAKING OF THE VOTE ON THE APPROVAL OF SUCH ACTION, WRITTEN OBJECTION TO THE PROPOSED ACTION STATING THAT HE INTENDS TO DEMAND PAYMENT FOR HIS SHARES IF THE ACTION IS TAKEN AND (2) WHOSE SHARES ARE NOT VOTED IN FAVOR OF SUCH
ACTION HAS OR MAY HAVE THE RIGHT TO DEMAND IN WRITING FROM INSIGHTFUL CORPORATION, A DELAWARE CORPORATION, WITHIN TWENTY DAYS AFTER THE DATE OF MAILING TO HIM OF NOTICE IN WRITING THAT THE CORPORATE ACTION HAS BECOME EFFECTIVE, PAYMENT FOR HIS SHARES AND AN APPRAISAL OF THE VALUE THEREOF. SUCH CORPORATION AND ANY SUCH STOCKHOLDER SHALL IN SUCH CASES HAVE THE RIGHTS AND DUTIES AND SHALL FOLLOW THE PROCEDURE SET FORTH IN SECTIONS 88 TO 98, INCLUSIVE, OF CHAPTER 156B OF THE GENERAL LAWS OF MASSACHUSETTS.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL PRIOR TO THE DATE OF THE ANNUAL MEETING OF STOCKHOLDERS.

                                                                    DRAFT 4/5/01

                              M A T H S O F T, INC.

                           presently doing business as

                             INSIGHTFUL CORPORATION

                                 _______________

                                 PROXY STATEMENT
                                 _______________

                                _______ __, 2001

     We are furnishing this Proxy Statement to holders of common stock, $.01 par value per share of MathSoft, Inc., a Massachusetts corporation presently doing business as Insightful Corporation, with offices at 1700 Westlake Avenue North, Suite 500, Seattle, Washington 98109, in connection with the solicitation of proxies in the form enclosed by the Board of Directors of the Corporation for use at the 2001 Annual Meeting of Stockholders to be held on Monday, June 11, 2001 at 10:00 a.m., Seattle time at the Bell Harbor Conference Center, Pier 66, 2211 Alaskan Way, Seattle, Washington, and any adjournments or postponements thereof (the Meeting). Our 2000 Annual Report, containing financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations for the fiscal year ended December 31, 2000, is being mailed contemporaneously with this Proxy Statement to all stockholders entitled to vote at the Meeting. This Proxy Statement and the form of proxy were first mailed to stockholders on or about ______, 2001.

     The purpose of the Meeting is (1) to elect two Class II directors to our Board of Directors, to serve for a term of three years and until their successors are elected and qualified, or until their earlier resignation or removal, (2) to consider and vote upon a proposal to change our jurisdiction of incorporation from Massachusetts to Delaware, (3) to consider and vote upon a proposal to change our legal name from "MathSoft, Inc." to "Insightful Corporation," (4) to consider and vote upon a proposal to adopt the 2001 Stock Option and Incentive Plan (the Stock Option Plan), (5) to consider and vote upon a proposal to adopt the 2001 Non-Employee Director Stock Option Plan (the 2001 Non-Employee Director Plan), (6) to consider and vote upon a proposal to adopt the 2001 Employee Stock Purchase Plan (the 2001 Stock Purchase Plan), and (7) to ratify the selection of Arthur Andersen LLP, independent public accountants as auditors for the fiscal year ending December 31, 2001.

     Our Board of Directors has fixed the close of business on April 12, 2001 as the record date (the Record Date) for the determination of which of our stockholders will be entitled to notice of and to vote, at the Meeting. Accordingly, only holders of record of common stock as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or
an  adjournment  thereof.  As  of the Record Date, [          ] shares of common
stock were issued and outstanding. The holders of common stock are entitled to one vote per share on any proposal presented at the Meeting. Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (1) filing with the Clerk of the Corporation, before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy, (2) duly executing a later dated proxy relating to the same shares and delivering it to the Clerk of the Corporation before the taking of the vote at the Meeting or (3) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to MathSoft, Inc., 1700 Westlake Avenue, North, Suite 500, Seattle, Washington 98109-3044, Attention:
Clerk,  at  or  before  the  taking  of  the  vote  at  the  Meeting.

     The representation in person or by proxy of at least a majority of the outstanding shares of common stock entitled to vote at the Meeting is necessary to constitute a quorum for the transaction of business at the Meeting. Votes withheld from any nominee, abstentions and broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum for the Meeting. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     Directors are elected by a plurality of the votes cast by stockholders entitled to vote at the Meeting. In the election of directors, the nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the Meeting shall be elected as directors. The proposals to change our jurisdiction of incorporation to Delaware and change our legal name to "Insightful Corporation" requires the affirmative vote of a majority of the shares outstanding and entitled to vote on the proposal. All other matters being submitted to stockholders require the affirmative vote of a majority of the shares present or represented and voting on each such matter. An automated system administered by our transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter and, therefore, with respect to votes on a specific proposal, will have the affect of negative votes. Broker "non-votes" are not so included.

     The persons named as attorneys in the proxies are officers of Insightful. All properly executed proxies returned in time to be counted at the Meeting will be voted. Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors. In addition to the election of the directors, the stockholders will consider and vote upon proposals to (1) change our jurisdiction of incorporation from Massachusetts to Delaware, (2) change our legal name from "MathSoft, Inc." to "Insightful Corporation," (3) adopt the 2001 Stock Option Plan, (4) adopt the 2001 Non-Employee Director Plan, (5) adopt the 2001 Employee Stock Purchase Plan, and
(6) ratify the selection of auditors, all as further described in this proxy statement. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specifications and will be voted FOR if no specification is indicated.

     Our Board of Directors knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

     MANAGEMENT  AND  PRINCIPAL  HOLDERS  OF  VOTING  SECURITIES

     The following table sets forth as of the Record Date (unless otherwise indicated): (1) the name of each person who, to our knowledge, owned beneficially more than 5% of the shares of common stock of Insightful outstanding as of the Record Date; (2) the name of each director; and (3) the name of each executive officer identified in the Summary Compensation Table set forth below under the heading "COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS," the number of shares owned by each of such persons and the percentage of the outstanding shares represented thereby, and also sets forth such information for all current directors and executive officers as a group. As of the Record Date, _______ shares of common stock of the Corporation were outstanding.

                                                       AMOUNT AND NATURE
NAME AND ADDRESS OF BENEFICIAL OWNER                    OF OWNERSHIP(1)    PERCENT OF CLASS
-----------------------------------------------------  ------------------  -----------------

Samuel R. Meshberg and certain affiliates(2). . . . .           1,987,050             _____%
  c/o Financial Management Investment Services, Inc.
  118 Burr Court
  Bridgeport, CT 06605
Charles J. Digate**(3). . . . . . . . . . . . . . . .           1,053,599             _____%
Cannell Capital Management(4) . . . . . . . . . . . .             520,000             _____%
  600 California Street
  San Francisco, CA 94108
Shawn F. Javid**(5) . . . . . . . . . . . . . . . . .             193,000             _____%
Christopher H. Covington**(6) . . . . . . . . . . . .             100,000                  *
Mark C. Ozur**(7) . . . . . . . . . . . . . . . . . .              20,000                  *
Sarwat H. Ramadan**(8). . . . . . . . . . . . . . . .              66,250                  *
Peter Hallett**(9). . . . . . . . . . . . . . . . . .              15,625
Arthur H. Reidel**(10). . . . . . . . . . . . . . . .              20,000                  *
All directors and executive officers as a group
(8 persons)(11) . . . . . . . . . . . . . . . . . . .           3,455,524             _____%
____________________

     *    Less  than  1%

     ** c/o Insightful, Corporation, 1170 Westlake Ave., N, #500, Seattle, Washington 98109.

     (1) Except as otherwise noted, to our knowledge, each person named in the table has sole voting and investment power with respect to his shares of Common Stock, except to the extent authority is shared by spouses under applicable law.

     (2) Includes 53,000 shares owned by Ron Meshberg, 169,500 shares owned by Emil Meshberg and 163,500 shares owned by Philip Meshberg, Mr. Meshberg disclaims beneficial ownership of such shares. Includes 5,062 shares in the David Meshberg Trust UA 11/1/82, of which Mr. Meshberg is a trustee and 5,063 shares in the Nathan Meshberg Trust UA 2/28/84, of which Mr. Meshberg is a trustee. Mr. Meshberg disclaims beneficial ownership of such shares. Also includes 20,000 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

     (3) Includes 366,875 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.


                                      -3-

     (4) Includes 220,000 shares owned by Tonga Partners, L.P., 27,500 shares owned by Preiades Investment Partners; 10,000 shares owned by The George S. Sarlo 1995 Charitable Remainder Trust; 150,000 shares owned by The Cuttyhunk Fund Limited; 25,000 shares owned by Canal, Ltd.; 30,000 shares owned by GS Performance Partners (Offshore), L.P.;
          37,500 shares owned by GS Performance Partners, L.P.; and 20,000 shares owned by the Anegada Fund, Ltd. This information was obtained from the Schedule 13G filed with the Securities and Exchange Commission in February 2000.

     (5) Includes 183,000 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

     (6) Includes 50,000 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

     (7) Includes 20,000 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

     (8) Includes 6,250 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

     (9) Includes 15,625 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

     (10) Includes 20,000 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

     (11) Includes 681,750 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

     Our Board of Directors met 6 times, and took action by unanimous written consent 7 times, during the fiscal year ended December 31, 2000.

     The Audit Committee of the Board of Directors was established on December 2, 1992 and during the fiscal year ended December 31, 2000 was comprised of Mr. Covington, Mr. Martin and Mr. Pile, each an independent director of the Corporation. The Audit Committee of the Board of Directors reviews with our independent auditors the scope and timing of their audit services and any other services the independent auditors are asked to perform, the independent auditor's report regarding our financial statements following completion of their audit and our policies and procedures with respect to internal accounting and financial controls. In addition, the Audit Committee makes annual recommendations to the Board of Directors for the appointment of independent auditors for the ensuing year. The Audit Committee met 3 times during the fiscal year ended December 31, 2000.

     The Compensation Committee of the Board of Directors during the fiscal year ended December 31, 2000 was comprised of Ms. Rokoff, Mr. Martin and Mr. Park, each a non-employee director of Insightful. Mr. Park resigned from the Compensation Committee on September 29, 2000 when he resigned from the Board of Directors. The Compensation Committee reviews and makes recommendations concerning executive compensation, oversees the administration of the Corporation's 401(k) plan and administers our 2001 Stock Option and Incentive Plan, 2001 Non-Employee Director Plan, the 2001 Employee Stock Purchase Plan, 1996 Non-Qualified, Non-Officer Stock Plan, Amended and Restated 1992 Stock Plan, 1992 Employee Stock Purchase Plan and 1992 Non-Employee Director Stock Option Plan. The Compensation Committee met 4 times and took action by written consent 2 times during the fiscal year ended December 31, 2000.

     The Board of Directors does not currently have a standing nominating committee. Each of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors and of all Committees on which he or she serves.

                             AUDIT COMMITTEE REPORT

     The Board of Directors has an Audit Committee that oversees Insightful's accounting and financial functions, including matters relating to the appointment and activities of Insightful's independent auditors. The Audit Committee regularly discusses with management and the outside auditors the financial information developed by Insightful, Insightful's systems of internal controls and its audit process. The Audit Committee recommends to the Board each fiscal year the appointment of the independent auditors and reviews periodically the auditors' performance and independence from management. The Audit Committee met with Insightful's independent auditors (both in and out of the presence of Insightful's management) to review and discuss the matters required to be discussed by Statement of Accounting Standards 61 (Codification of Statements on Auditing Standards), including various matters pertaining to the audit, including Insightful's financial statements, the report of the independent auditors on the results, the scope and terms of the independent auditor's work, and their recommendations concerning the financial practices, controls, procedures and policies employed by Insightful.

     The Board of Directors has adopted a written charter for the Audit Committee setting out the audit-related functions the committee is to perform. A copy of the charter is attached to this proxy statement as Appendix A. The Audit Committee has reviewed Insightful's audited financial statements and met with both management and Arthur Andersen LLP, Insightful's independent auditors, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

     The Audit Committee has received from and discussed with Arthur Andersen LLP the written disclosure and the letter required by Independence Standards Board Standard No.1 (Independence Discussions with Audit Committees). The Audit Committee also discussed with Arthur Andersen LLP any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that Insightful's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

     Insightful's Audit Committee has determined that the provision of the services provided by Arthur Andersen LLP as set forth herein are compatible with maintaining Arthur Andersen LLP's independence.

     During the fiscal year ended December 31, 2000, the Audit Committee consisted of Messrs. Martin, Pile and Covington, each of whom were "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Audit Committee currently consists of Messrs. Covington, Meshberg and Reidel, each of whom is an "independent director" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. That is, the Board of Directors has determined that none of the committee members has a relationship to Insightful that may interfere with his independence from Insightful and its management.

                                                AUDIT  COMMITTEE
                                                Christopher H. Covington (Chair)
                                                Samuel  R.  Meshberg
                                                Arthur  H.  Reidel


FEES  OF  INDEPENDENT  AUDITORS  ARTHUR  ANDERSEN  LLP

     Audit  Fees

     The aggregate fees billed by Arthur Andersen LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2000 and for the review of the financial statements included in our Forms 10-Q for the fiscal year ended December 31, 2000 were $75,000.

     Financial  Information  Systems  Design  and  Implementation  Fees

     The aggregate fees billed by Arthur Andersen LLP for financial information systems design and implementation professional services for the fiscal year ended December 31, 2000 were $0.

     All  Other  Fees

     The aggregate fees billed by Arthur Andersen LLP for services other than those described above for the fiscal year ended December 31, 2000 were $111,500.

                              ELECTION OF DIRECTORS

     In accordance with our Third Restated Articles of Organization, our Board of Directors is divided into three classes.

     One Class I Director, Mr. Christopher H. Covington, was elected at the Annual Meeting of Stockholders held on May 26, 2000. Mr. Covington's term expires as of the date of the Annual Meeting of Stockholders to be held in calendar year 2003. The other Class I Director, Arthur H. Reidel, was elected a Class I Director by the Board of Directors on March 6, 2001. Mr. Reidel's term expires as of the date of the Annual Meeting of Stockholders to be held in calendar year 2003.

     One Class II Director, Mr. Charles J. Digate, was elected a Class II Director at the Annual Meeting of Stockholders held on December 12, 1997. Mr. Digate's term expires as of the date of the Annual Meeting of Stockholders to be held in calendar year 2001. The other Class II Director, Samuel R. Meshberg, was elected a Class II Director by the Board of Directors on February 1, 2001. Mr. Meshberg's term as a Class II Director expires as of the date of the Annual Meeting of Stockholders to be held in calendar year 2001.

     One Class III Director, Shawn F. Javid, was elected a Class III Director by the Board of Directors on February 1, 2001. Mr. Javid's term as a Class III Director expires as of the date of the Annual Meeting of Stockholders to be held in calendar year 2002. The other Class III Director, Mark C. Ozur, was elected by the Board of Directors as a Class III Director on February 21, 2001. Mr. Ozur's term as a Class III Director expires as of the date of the Annual Meeting of Stockholders to be held in calendar year 2002.

     Two Class II Directors will be elected at the Meeting for a term of three years. The Class II nominees, Charles J. Digate and Samuel R. Meshberg, are currently serving as directors of Insightful. Shares represented by all proxies received by the Board of Directors and not so marked to withhold authority to vote for Mr. Digate and Mr. Meshberg will be voted (unless Mr. Digate or Mr. Meshberg is unable or unwilling to serve) FOR the election of Mr. Digate and Mr. Meshberg. The Board of Directors knows of no reason why Mr. Digate or Mr. Meshberg should be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of one or more other persons or for fixing the number of directors at a lesser number.

     The following table sets forth for the nominees to be elected at the Meeting and for each director whose term of office will extend beyond the Meeting, the year each such nominee or director was first elected a director, the positions currently held by each nominee or director with the Corporation, the year each nominee's or director's term will expire and the class of director of each nominee or director.

DIRECTOR'S OR NOMINEE'S NAME                                      YEAR TERM
AND YEAR DIRECTOR OR NOMINEE                                        WILL     CLASS OF
  FIRST  BECAME A DIRECTOR             POSITION(S) HELD            EXPIRE    DIRECTOR
============================  ==================================  =========  ========

Christopher H. Covington . .  Director                                 2003  I
  2000

Arthur H. Reidel . . . . . .  Director                                 2003  I
  2001

Charles J. Digate. . . . . .  Chairman of the Board of Directors       2001  II
  1994

Samuel R. Meshberg . . . . .  Director                                 2001  II
  2001

Shawn F. Javid . . . . . . .  President and Chief Executive            2002  III
  2001                        Officer

Mark C. Ozur . . . . . . . .  Director                                 2002  III
  2001

                OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the Class II nominees to be elected at the Meeting, the current directors who will continue to serve as directors beyond the Meeting, and the current executive officers of the Corporation, their ages, and the positions currently held by each such person with the Corporation.

NAME                      AGE                           POSITION
------------------------  ---  ----------------------------------------------------------
Christopher H. Covington.  55  Director

Charles J. Digate . . . .  47  Chairman of the Board of Directors

Peter Hallett . . . . . .  41  Vice President Marketing and Business Development

Shawn F. Javid. . . . . .  39  President and Chief Executive Officer

Samuel R. Meshberg. . . .  52  Director

Mark C. Ozur. . . . . . .  45  Director

Sarwat H. Ramadan . . . .  58  Vice President Finance and Administration, Chief Financial
                               Officer, Treasurer and Clerk

Arthur H. Reidel. . . . .  50  Director


DIRECTORS  TO  BE  ELECTED  AT  THE  MEETING

     Mr. Digate has been a director of Insightful since September 1994. From September 1994 until January 2001, he was also the Corporation's President and Chief Executive Officer. Mr. Digate founded Beyond Incorporated, a developer and publisher of enterprise messaging systems, in 1988 and served as its Chairman, Chief Executive Officer and President until February 1994 when Beyond was acquired. Prior to founding Beyond, Mr. Digate spent more than four years at Lotus Development Corp., where his posts included Senior Vice President, Analytical Software Products and Vice-President, International Operations and Corporate Marketing. Mr. Digate also served approximately seven years at Texas Instruments, primarily focusing on its consumer electronics products, including calculators and home computers. He also serves on the boards of two privately-held software companies, Live Vault, Inc. and Agency ComPile, Inc.

     Mr. Meshberg has been a Director of the Corporation since February 2001. Mr. Meshberg is the President of Financial Management Investment Services, Inc., a private investment company. Previously, Mr. Meshberg was the President of Philson, Inc. and the Chief Financial Officer of Emson Research, Inc., both of which were acquired by AptarGroup, Inc. in February 1999.

DIRECTORS  WHOSE  TERMS  EXTEND  BEYOND  THE  MEETING

     Mr. Covington has been a Director of the Corporation since April 2000. Mr. Covington is the founder and a member of Covington Associates, an investment banking firm. Previously, Mr. Covington was a founder of Volpe, Covington, and Welty, and prior to that Head of the Investment Banking Operations of Robertson, Coleman & Stephens, and prior to that Head of Industrial Investment Banking for Shearson/American Express. He also serves on the boards of privately-held companies.

     Mr. Javid joined the Corporation in November 1996 as Vice President of Business Development. He has held increasing positions of responsibility within the Corporation and was promoted to Senior Vice President in January 2000. After the sale of the Corporation's Education & Engineering Products Division in January 2001, he was promoted to President and Chief Executive Officer. Prior to joining the Corporation, he was the President of AcroScience Corporation, which was acquired by Insightful in November 1996.

     Mr. Ozur has been a Director of the Corporation since March 2001. Since June 2000, Mr. Ozur has been the Chief Technical Officer of edge2net., Inc., a global provider of international telecommunications services. Prior to joining edge2net, Mr. Ozur was President and Chief Executive Officer of PulsePoint Communications, Inc., a publicly traded telecommunications enhanced services company. Prior to joining PulsePoint, he was Vice President, Engineering for Precision Visuals, Inc. and served in a variety of software development roles for Digital Equipment Corporation.

     Mr. Reidel has been a director of the corporation since March 2001. Mr. Reidel is chairman, president and chief executive officer of Pharsight Corporation, a corporation that enables improvements in the development of therapeutic products. Immediately prior to joining Pharsight, Mr. Reidel provided consulting services to start-up companies as well as established companies in the high-tech area. Mr. Reidel's experience also includes serving as vice president of business development for Viewlogic Systems, Inc., and president and chief executive officer of Sunrise Test Systems, Inc., a privately held software firm acquired by Viewlogic.


EXECUTIVE  OFFICERS

     Mr. Ramadan joined Insightful as Vice President Finance and Administration, Chief Financial Officer, Treasurer and Clerk in April 2001. Prior to joining Insightful, he served as Chief Financial Officer of Askme Corporation, a provider of enterprise knowledge sharing solutions for business. Mr. Ramadan also served as Chief Financial Officer of publicly-held Onyx
Software  Corporation  from  1998  to  2000  and  as  Chief Financial Officer of
Integrated Measurement Systems, Inc., a developer of high performance engineering IC Validation systems, from 1993 to 1998.

     Mr. Hallett joined Insightful as Vice President of Marketing and Business Development in May 2000. Before joining Insightful, Mr. Hallett was Vice President of Marketing at OneRealm, Inc., a privately-held software and services firm focused on the globalization of e-business. Previously, Mr. Hallett was a co-founder and director of marketing for MarketScape, Inc. (now mobilize.com), a leading provider of mobile Internet solutions. Mr. Hallett also held senior marketing positions with Research Systems, Inc., XVT Systems, Inc. and Precision Visuals.

                       COMPENSATION AND OTHER INFORMATION
                       CONCERNING DIRECTORS AND OFFICERS

EXECUTIVE  COMPENSATION  SUMMARY

     The following table sets forth certain information with respect to the annual compensation paid or accrued by Insightful for services rendered to it, in all capacities, for the fiscal year ended December 31, 2000 by its Chief Executive Officer (the "CEO"), up to the four other most highly compensated executive officers other than the CEO, whose total salary and bonus exceeded $100,000, during the fiscal year ended December 31, 2000, and up to two additional individuals for whom disclosure would have been made except that the individuals were not executive officers for the fiscal year ended December 31, 2000 (collectively with the CEO, the "Named Executive Officers"). The Corporation did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts during the fiscal year ended December 31, 2000.

                             SUMMARY  COMPENSATION  TABLE
                                                                                   LONG-TERM
                                                                                 COMPENSATION
                                                    ANNUAL COMPENSATION(1)          AWARDS
                                            ---------------------------------  ---------------
                                                                                 SECURITIES
                                                                    OTHER        UNDERLYING
NAME AND PRINCIPAL POSITION           YEAR   SALARY   BONUS(2)   COMPENSATION  OPTIONS/SARS(#)
------------------------------------  ----  --------  ---------  ------------  ---------------

Charles J. Digate (3). . . . . . . .  2000  $250,000        ---         -----           50,000
   Chairman of the Board of           1999  $250,000  $ 189,000         -----              ---
   Directors, President and Chief     1998  $250,000  $ 180,000         -----          100,000
   Executive Officer

Shawn F. Javid (4) . . . . . . . . .  2000  $171,325  $  77,725         -----          330,000
   Senior Vice President              1999  $142,000  $ 105,746         -----           80,000
                                      1998  $121,000  $  80,693         -----           30,000

Robert P. Orlando (5). . . . . . . .  2000  $ 83,650  $       -         -----           30,000
   Vice President Finance and         1999  $150,000  $  54,450         -----           40,000
   Administration, Chief Financial    1998  $140,000  $  48,000         -----           40,000
   Officer, Treasurer and Clerk

James Christian Randles (6). . . . .  2000  $185,200  $  13,100          ----           30,000
   Senior Vice President              1999  $175,000  $  93,891          ----           60,000
                                      1998  $165,000  $ 108,660          ----           30,000

Dermot P. O'Grady (7). . . . . . . .  2000  $111,462  $  50,000          ----           50,000
   Vice President Finance and         1999       ---        ---          ----              ---
   Administration, Chief Financial    1998       ---        ---          ----              ---
   Officer, Treasurer and Clerk

Sarwat H. Ramadan (8). . . . . . . .  2000       ---        ---         -----            -----
   Vice President Finance and         1999       ---        ---         -----            -----
   Administration, Chief Financial    1998       ---        ---         -----            -----
   Officer, Treasurer and Clerk

Peter Hallett (9) . . . .. . . . . .  2000  $ 80,000  $  15,820          ----           50,000
   Vice President Marketing and       1999       ---        ---          ----              ---
   Business Development               1998       ---        ---          ----              ---
   (began May 2000)

                                      -10-

(1) Excludes perquisites and other personal benefits, if any, the aggregate annual amount of which for each officer was less than the lesser of $50,000 or 10% of the total of annual salary and bonus reported. We did not grant any restricted stock awards or stock appreciation rights or make any long term incentive plan payouts during the fiscal years ended December 31,
     2000,  December  31,  1999  or  December  31,  1998.
(2) Bonuses are reported in the year earned, even if actually paid in a subsequent year.
(3)  Mr.  Digate  currently  serves  as  the  Chairman of our Board of Directors
(4) Mr. Javid was promoted to the position of President and Chief Executive Officer in February 2001.
(5)  Mr.  Orlando  resigned  effective  April  2000.
(6)  Mr.  Randles  resigned  effective  January  2001.
(7)  Mr.  O'Grady  resigned  effective  March  2001.
(8)  Mr.  Ramadan  joined  Insightful  in  March  2001
(9)  Mr.  Hallett  joined  Insightful  in  May  2000.

OPTION  GRANTS

     The following table sets forth information concerning options granted pursuant to our Amended and Restated 1992 Stock Plan during the fiscal year ended December 31, 2000 to the Named Executive Officers as reflected in the Summary Compensation Table above. We granted 1,285,347 options pursuant to our Amended and Restated 1992 Stock Plan during the fiscal year ended December 31, 2000.

                      OPTION/SAR  GRANTS  IN  LAST  FISCAL  YEAR

                                  INDIVIDUAL GRANTS
                 =========================================================
                                  PERCENT OF                                POTENTIAL REALIZABLE VALUE
                                    TOTAL                                     AT ASSUMED ANNUAL RATES
                    NUMBER OF     OPTIONS OR                                      OF STOCK PRICE
                   SECURITIES       SARS         EXERCISE                        APPRECIATION FOR
                   UNDERLYING      GRANTED          OR                             OPTION TERM(1)
                  OPTIONS/SARS    IN FISCAL     BASE PRICE     EXPIRATION   ==============================
NAME                GRANTED         YEAR         PER SHARE        DATE            5%             10%
===============  =============  =============  =============  ============  ==============  ==============

Charles J.
  Digate. . . .     50,000 (2)          3.89%  $        4.53        1/7/10  $     142,476   $     361,062

Shawn F.
  Javid . . . .     30,000 (3)          2.33%  $        4.53        1/7/10  $      85,486   $     216,637

                   300,000 (3)         23.31%  $        1.75       12/6/10  $     330,169   $     836,715
Robert P.
  Orlando . . .     30,000 (4)          2.33%  $        1.75       12/6/10  $      33,017   $      83,672

James Christian
  Randles . . .     30,000 (5)          2.33%  $        4.53        1/7/10  $      85,486   $     216,637

Dermot P.
  O'Grady . . .     25,000 (6)          1.94%  $        4.44        1/8/10  $      69,776   $     176,825

                    25,000 (7)          1.94%  $        2.63       5/24/10  $      41,271   $     104,589
Sarwat H.
  Ramadan . . .           ---            ---             ---           ---            ---             ---

Peter
  Hallett . . .      50,000(8)          3.89%  $        2.25       5/29/10  $      70,751   $     179,296

__________

(1) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation of our common stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect our estimate of future stock price growth. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the timing of such exercises and the future performance of our common stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.


                                      -11-

(2) Exercisable in sixteen equal quarterly installments (so long as Mr. Digate maintains a business relationship with Insightful through each such date).

(3) Exercisable in sixteen equal quarterly installments (so long as Mr. Javid maintains a business relationship with Insightful through such date).

(4) Exercisable in sixteen equal quarterly installments (so long as Mr. Orlando maintains a business relationship with Insightful through such date).

(5) Exercisable in sixteen equal quarterly installments (so long as Mr. Randles maintains a business relationship with Insightful through such date).

(6) Exercisable in five annual installments (so long as Mr. O'Grady maintains a business relationship with Insightful through such date).

(7) Exercisable in sixteen equal quarterly installments (so long as Mr. O'Grady maintains a business relationship with Insightful through such date).

(8) Exercisable in four equal annual installments (so long as Mr. Hallett maintains a business relationship with Insightful through such date).

OPTION  EXERCISES  AND  FISCAL  YEAR-END  VALUES

     Shown below is information with respect to options to purchase the Corporation's common stock granted under our stock plans, including: (i) the number of shares of common stock purchased upon exercise of options in the fiscal year ending December 31, 2000; (ii) the net value realized upon such exercise; (iii) the number of unexercised options outstanding at December 31, 2000; and (iv) the value of such unexercised options at December 31, 2000.

                          AGGREGATED  OPTION  /  SAR  EXERCISES  IN  LAST  FISCAL  YEAR  AND
                                       FISCAL YEAR-END OPTION / SAR VALUES

                                                      NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                          SHARES                     UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS/SARS
                         ACQUIRED                    OPTIONS/SARS AT FY-END               AT FY-END(2)
                            ON        VALUE      ==============================  ================================
NAME                     EXERCISE  REALIZED (1)  (EXERCISABLE)  (UNEXERCISABLE)  (EXERCISABLE)   (UNEXERCISABLE)
=======================  ========  ============  =============  ===============  ==============  ================

Charles J. Digate         475,000  $    569,545        325,625           99,375  $       59,380              ---
Shawn F. Javid                ---           ---        121,750          403,250             ---              ---
Robert P. Orlando           4,000  $      5,200            ---              ---             ---              ---
James Christian Randles    40,000           ---        139,750           90,250             ---              ---
Dermot P. O'Grady             ---           ---          3,125           46,875             ---              ---
Sarwat H. Ramadan             ---           ---            ---              ---             ---              ---
Peter Hallett                 ---           ---          6,250           43,750             ---              ---


                                      -12-

__________
(1) Amounts disclosed in this column do not reflect amounts actually received by the Named Executive Officers but are calculated based on the difference between the fair market value of common stock on the date of exercise and exercise price of the options. Named Executive Officers will receive cash only if and when they sell the common stock issued upon exercise of the options and the amount of cash, if any, received by such individuals is dependent on the price of our Common Stock at the time of such sale.

(2) Value is based on the difference between the option exercise price and the fair market value at December 31, 2000, the fiscal year-end ($1.594 per share), multiplied by the number of shares underlying the option.

EMPLOYMENT  AGREEMENTS  AND  CHANGE-IN-CONTROL  ARRANGEMENTS

     We have option acceleration agreements with Mr. Javid, Mr. Ramadan and Mr. Hallett that provide that upon a change of control, (1) we will cause one hundred percent (100%) of any unexercisable, unexpired installments of stock options held by the optionee at the time of the change of control to become exercisable and (2) we shall extend the period within which any option may be exercised by the optionee after the termination of his employment to twelve months. We also had agreements with Mr. O'Grady and Mr. Randles that provided for the acceleration of vesting of one-half of any then unvested outstanding options upon a change of control. In addition, we have agreements with Mr. O'Grady and Mr. Randles that extend the period of time in which they can exercise any vested options to one year after the termination of their employment with us.

     We have an agreement with Mr. Digate to compensate him for his services as Chairman of our Board of Directors. Mr. Digate's agreement provides that he will continue as Chairman of the Board of Directors until July 31, 2001, unless he is not reelected as a director by the stockholders at the Meeting, or under certain other circumstances, during which time he will provide services above and beyond those to be provided by other directors, including without limitation, independent consulting services. Under the agreement, Mr. Digate will be paid $6,666.66 per month until July 31, 2001, so long as he continues to serve as chairman through such date. Mr. Digate is not considered an employee of Insightful and is able to participate in our 1992 and 2001 Non-Employee Director Stock Option Plans.

     In connection with Mr. Digate's resignation as the President and Chief Executive Officer of the Insightful Corporation, we agreed to pay salary continuation payments for a period of 18 months at the rate of $20,833.33 per month. In addition, if Mr. Digate chooses to continue health insurance coverage through Insightful, we will pay certain premiums until the earlier of the end of 18 months or the happening of certain specified events. Mr. Digate has three years from the date of the agreement or 90 days after he ceases to be a member of the Board, if later, to exercise any vested stock options.

COMPENSATION  COMMITTEE  REPORT  ON  EXECUTIVE  COMPENSATION

     Overview

     Insightful's executive compensation program is administered by the Compensation Committee of the Board of Directors. Pursuant to authority delegated by the Board of Directors, the Compensation Committee establishes each year the compensation of senior management. The Compensation Committee also reviews, as appropriate, other compensation standards of Insightful, administers the Corporation's 401(k) Savings and Retirement Plan, and administers the 2001 Stock Option Plan, 2001 Non-Employee Director Plan, 2001 Employee Stock Purchase Plan, 1996 Non-Qualified, Non-Officer Stock Plan, Amended and Restated 1992 Stock Plan, 1987 Combination Stock Option Plan, 1992 Amended Employee Stock Purchase Plan and 1992 Non-Employee Director Stock Option Plan.

     During the fiscal year ended December 31, 2000, the Compensation Committee was comprised of Mr. Martin, Ms. Rokoff and Mr. Park, each a non-employee director of Insightful. Mr. Park resigned from the Compensation Committee upon his resignation from the Board of Directors in September 2000. The members of the Compensation Committee bring expertise gained through their experience on other Boards of Directors of public and private companies in matters relating to executive compensation to their service on the Compensation Committee.

     Procedure  for  Establishing  Compensation

     At the beginning of each fiscal year the Compensation Committee establishes the annual salary for Insightful's executive officers based on recommendations of the Corporation's Chief Executive Officer. The Board reviews the recommendations taking into account the following factors: (i) external market data; (ii) Insightful's performance; (iii) the individual's contribution to Insightful's success; and (iv) the internal equity of compensation levels among executive officers.

     Tax  Considerations

     In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), we cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Compensation Committee has considered the limitations on deductions imposed by Section 162(m) of the Code, and it is the Compensation Committee's present intention that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.

     Elements  of  Executive  Compensation

     Our compensation policy for executive officers is designed to achieve the following objectives: (1) to enhance profitability of Insightful and increase stockholder value; (2) to reward executives consistent with our annual and long-term performance goals; (3) to recognize individual initiative and achievement; and (4) to provide competitive compensation that will attract and retain qualified executives. Compensation under the executive compensation program is comprised of cash compensation in the form of salary and performance-based compensation in the form of cash bonuses, long-term incentive opportunities in the form of stock options and various benefits, including medical, savings and insurance plans available to all employees of Insightful.

     An executive officer's compensation package includes:(1) base salary, which is based upon the overall performance of Insightful and external market data;(2) annual performance-based compensation, which is based upon achievement of pre-determined financial objectives of Insightful and individual objectives; and
(3) long-term incentive compensation, in the form of stock options, granted with the objective of aligning executive officers' long-term interests with those of the stockholders and encouraging the achievement of superior results over an extended period. In addition, the compensation program is comprised of various benefits, including medical, savings and insurance plans, and Insightful's 1992 Amended Employee Stock Purchase Plan, which are generally available to all employees of the Corporation.

     Base  Compensation

     Base salaries for executive officers are targeted at competitive market levels for their respective positions, levels of responsibility and experience. In setting base cash compensation levels for executive officers, the Compensation Committee generally takes into account such factors as: (1) Insightful's past financial performance and future expectations; (2) the general and industry-specific business environment; (3) the individual executive officer's base compensation in the prior year; and (4) corporate and individual performance. The Committee's review of the foregoing factors is subjective and the Committee assigns no fixed value or weight to any specific factors when making its decisions regarding the salary of executive officers.

     Performance-Based  Compensation

     Insightful's performance-based compensation policies are designed to reward executive officers when Insightful meets or exceeds pre-determined financial goals and are also based on various non-financial objectives such as the ability to motivate others, to recognize and pursue new business opportunities and to initiate programs to enhance Insightful's growth and success. Performance-based cash compensation is generally awarded based on formulas established by the Compensation Committee at the time salaries are fixed.

     In establishing performance-based compensation formulas for the fiscal year ended December 31, 2000 for the executive officers, the Compensation Committee considered: (1) the annual base compensation of each individual; (2) individual performance; (3) the actual performance of Insightful as compared to projected performance under Insightful's annual operating plan; and (4) the projected future performance of the Corporation; (5) the general business environment. The Committee's review of the foregoing factors is subjective and the Committee assigns no fixed value or weight to any specific factors when making its decisions regarding the salary of executive officers.

     Pursuant to the performance bonus formulas established by the Compensation Committee in the fiscal year ended December 31, 2000, bonus formulas for each executive officer, other than the Chief Executive Officer, were based on Insightful's achieving a pre-determined post-bonus net income as set forth in Insightful's annual operating plan and on the executive officer's achieving specified individual objectives. The bonus formula for the Chief Executive Officer is based on Insightful's achieving a pre-determined post-bonus net income as set forth in the Corporation's annual operating plan. The maximum attainable bonus amounts varied depending on how the Corporation's actual post-bonus net income compared to the pre-determined post-bonus net income set forth in Insightful's annual operating plan. For executive officers other than the Chief Executive Officer, the maximum bonus was payable if Insightful achieved 200% of its pre-determined post-bonus net income and the executive officer achieved all of his or her individual performance goals. The maximum bonus was payable to the Chief Executive Officer if Insightful achieved 200% of its pre-determined post-bonus net income. The Operating Plan for the fiscal year ended December 31, 2000, on which performance bonuses for the fiscal year ended December 31, 2000 were based, was reviewed and approved by the Board of Directors prior to the Compensation Committee's action to establish bonus formulas.

     Stock  Options

     Long-term incentive compensation, in the form of stock options, allows the executive officers to share in any appreciation in the value of Insightful's common stock. The Board of Directors believes that stock option participation aligns executive officers' interests with those of Insightful's stockholders. When establishing stock option grant levels for executive officers, the Compensation Committee considered the existing levels of stock ownership, previous grants of stock options, vesting schedules of outstanding options, the current stock price, individual performance during the fiscal year in question and past financial performance and future expectations. Stock options granted under the Corporation's Stock Option Plan and Amended and Restated 1992 Stock Plan generally have an exercise price equal to the fair market value of Insightful's Common Stock on the date of grant and generally vest over a four or five year period. Insightful attempts to ensure that its executive officers are granted stock options in numbers comparable to or slightly above industry standards.

     In the fiscal year ended December 31, 2000, Mr. Digate was awarded stock options to purchase 50,000 shares of common stock. Mr. Javid was awarded stock options to purchase 330,000 shares, Mr. O'Grady was awarded stock options to purchase 50,000 shares, Mr. Orlando was awarded stock options to purchase 30,000 shares, Mr. Hallett was awarded stock options to purchase 50,000 shares and Mr. Randles was awarded stock options to purchase 30,000 shares during the fiscal year ended December 31, 2000. Mr. Ramadan was not an employee of Insightful during the fiscal year ended December 31, 2000.

                           RESPECTFULLY SUBMITTED BY THE COMPENSATION COMMITTEE:

                           David  D.  Martin(1)
                           June  L.  Rokoff(1)
                           Sung  Park(2)
                           Mark  C.  Ozur  (3)

                           Samuel  R.  Meshberg(3)

(1)     Resigned  from  the  Compensation  Committee  effective  February  2001.
(2)     Resigned  from  the  Compensation  Committee  effective  September 2000.
(3)     Joined  the  Compensation  Committee  effective  February  2001.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     During the fiscal year ended December 31, 2000, Mr. Martin, Ms. Rokoff and Mr. Park served on the Compensation Committee. Mr. Park served on the Compensation Committee from the time he joined the Board of Directors in April 2000 until his resignation on September 29, 2000. Mr. Martin and Ms. Rokoff served on the Compensation Committee for the entire fiscal year ended December 31, 2000. No person who served as a member of the Compensation Committee was, during the past fiscal year, an officer or employee of Insightful or any of its subsidiaries, was formerly an officer of Insightful or any of its subsidiaries, or had any relationship requiring disclosure herein. No executive officer of Insightful served as a member of the Compensation Committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of Insightful.

COMPENSATION  OF  DIRECTORS

     As compensation for serving on the Board of Directors, we pay each non-employee director $2,000 for each meeting attended in person and $500 for each meeting attended via telephone conference call. Each non-employee director who also serves on either the audit or compensation committee receives an additional $2,000 annually per committee served.

     Each non-employee director of Insightful is entitled to participate in Insightful's 1992 Non-Employee Director Stock Option Plan (the 1992 Director
Plan). The 1992 Director Plan authorizes the grant of stock options only to members of Insightful's Board of Directors who are neither employees nor officers of Insightful. Currently under the 1992 Director Plan, each non-employee director who has served as a member of the Board for at least one year on February 3rd of each year receives automatically on such date an option to purchase 10,000 shares of common stock at an exercise price equal to 100% of the fair market value of a share of our common stock on such date. Currently, each non-employee director who has served for less than an entire year on February 3rd receives automatically an option to purchase the number of shares of our common stock equal to the number of full months he has served on the Board during the prior year, divided by 12 and multiplied by 10,000. In addition, each non-employee director first elected to the Board of Directors after February 3, 1993 will receive automatically on the date of his or her election an option to purchase 20,000 shares of our common stock at an exercise price equal to 100% of the fair market value of a share of our common stock on such date. Currently, the number of shares of common stock authorized for issuance under the Director Plan is 400,000 shares, of which 280,000 shares were outstanding as of the Record Date. The 1992 Director Plan expires on February 3, 2002.

     Options granted under the 1992 Director Plan may not be exercised until they become vested. Each option granted under the 1992 Director Plan becomes exercisable in one installment on the date of grant. Options granted under the Director Plan expire on the date which is ten years from the date of the option grant or 180 days after the director resigns from the Board, whichever comes first.

     If the stockholders approve the adoption of the 2001 Non-Employee Director Plan at the Meeting, each non-employee director of Insightful will be entitled to participate in our 2001 Non-Employee Director Plan. The 2001 Non-Employee Director Plan authorizes the grant of stock options only to members of our Board of Directors who are neither employees nor officers of Insightful. Under the 2001 Non-Employee Director Plan, each non-employee director who has served as a member of the Board for at least one year on February 3rd of each year receives automatically, on such date, an option to purchase 10,000 shares of our common stock at an exercise price equal to 100% of the fair market value of a share of our common stock on Such date. Under the 2001 Non-Employee Director Plan, each non-employee director who has served for less than an entire year on February 3rd receives automatically an option to purchase the number of share of our common stock equal to the number of full months he has served on the Board during the prior year, divided by 12 and multiplied by 10,000. In addition, each non-employee director first elected to the Board of Directors after the date of adoption of the 2001 Non-Employee Director Plan by the stockholders will receive automatically on the date of his or her election an option to purchase 20,000 shares of our common stock at an exercise price equal to 100% of the fair market value of a share of our common stock on such date. The number of shares of Common Stock authorized for issuance under the Director Plan is 200,000 shares, of which no shares were outstanding as of the Record Date.

     Options  granted  under  the  2001  Non-Employee  Director  Plan may not be exercised until they become vested. Each option granted under the 2001 Non-Employee Director Plan becomes exercisable in one installment on the date of grant. Options granted under the 2001 Non-Employee Plan expire on the date which is ten years from the date of the option grant or 180 days after the Director resigns from the Board, whichever comes first.

STOCK  PERFORMANCE  GRAPH

     The following graph compares the yearly percentage change in the cumulative total stockholder return on our common stock during the five-year period from January 1, 1996 through December 31, 2000, with the cumulative total return on the Nasdaq Composite Index (Total Return) and the S&P Computer Software and Services Index. The comparison assumes $100 was invested on January 1, 1996 in our common stock and in each of the foregoing indices and assumes reinvestment of dividends, if any.

              COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG MATHSOFT, INC., NASDAQ COMPOSITE INDEX (TOTAL RETURN)
                   AND S&P COMPUTER SOFTWARE & SERVICES INDEX


                               [GRAPHIC  OMITED]


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We have adopted a policy that all transactions between us and our officers, directors, principal stockholders and their affiliates be on terms no less favorable to us than could be obtained from unrelated third parties and must be approved by a majority of the non-employee independent and disinterested directors.

     In June 2000, the non-employee independent and disinterested directors voted to approve the execution of a full recourse promissory note in the amount of $550,000 (the "Note") by Charles J. Digate, who was then the President, Chief Executive Officer and Chairman of the Board of Directors and is now the Chairman of the Board of Directors, in favor of the Corporation. The purpose of the Note was to allow Mr. Digate to exercise options to purchase 275,000 shares of our common stock which were scheduled to expire in September 2000. The principal amount of the Note was equivalent to the purchase price of the 275,000 shares of common stock. The Note is payable on demand at any time after June 20, 2002 and accrues interest at the rate of 8% per annum, subject to adjustment after June 20, 2002. In connection with the execution of the Note and the exercise of the options, Mr. Digate agreed to pledge to us the shares of common stock purchased with the Note as collateral for payment of fifty percent (50%) of the Note.

     We have an agreement with Mr. Digate to compensate him for his services as Chairman of our Board of Directors. Mr. Digate's agreement provides that he will continue as Chairman of the Board of Directors until July 31, 2001, unless he is not reelected as a director by the stockholders at the Meeting, or under certain other circumstances, during which time he will provide services above and beyond those to be provided by other directors, including without limitation, independent consulting services. Under the agreement, Mr. Digate will be paid $6,666.66 per month until July 31, 2001, so long as he continues to serve as chairman through such date. Mr. Digate is not considered an employee of Insightful and is able to participate in our 1992 and 2001 Non-Employee Director Stock Option Plans.

     In connection with Mr. Digate's resignation as the President and Chief Executive Officer of the Insightful Corporation, we agreed to pay salary continuation payments for a period of 18 months at the rate of $20,833.33 per month. In addition, if Mr. Digate chooses to continue health insurance coverage through Insightful, we will pay certain premiums until the earlier of the end of 18 months or the happening of certain specified events. Mr. Digate has three years from the date of the agreement or 90 days after he ceases to be a member of the Board, if later, to exercise any vested stock options.

     On January 23,2001, we sold all of the outstanding stock of our wholly-owned subsidiary Mathsoft Engineering & Education, Inc. (MEEI) to a newly formed company, MathSoft Corporate Holdings, Inc., a Delaware Corporation (Holdings). MEEI, the subsidiary sold by us to Holdings, had assets consisting of substantially all of the assets used in the business conducted by our Engineering and Education Products Division, including our Mathcad (R) and Study Works (R) product lines. The purchase of MEEI by Holdings was supported by capital provided by management of Holdings and through investments by Edison Venture Fund and Spring Capital Partners. James C. Randles, now the Chairman and Chief Executive Officer of the acquired company MEEI, was formerly until the sale of MEEI, a senior vice president of Insightful and the general management of our Engineering and Education Products Division Mr. Randles oversaw the buyout efforts and received bonus income from us aggregating $160,247 in connection with the sale.


                      PROPOSAL TO CHANGE THE CORPORATION'S
                    JURISDICTION OF INCORPORATION TO DELAWARE

GENERAL

     The Board of Directors has recommended that we merge (the Merger) with and into Insightful Corporation, a Delaware corporation (the Delaware Corporation), recently organized by us as a wholly-owned subsidiary solely for this purpose. Under the terms of the Merger, each outstanding share of our common stock, $.01 par value per share, will be converted into one share of the Delaware Corporation's common stock, $.01 par value per share. Outstanding options to purchase shares of our common stock will be converted into options to purchase the same number of shares of the Delaware Corporation's common stock.

     The purpose of the Merger is to change the jurisdiction of incorporation of Insightful from Massachusetts to Delaware, thereby enabling Insightful to enjoy the benefits of certain provisions of Delaware law that the Board of Directors believes would be more beneficial to us than the comparable provisions of Massachusetts law. Our corporate actions are currently governed by Massachusetts law, our Massachusetts Articles of Organization and our Massachusetts Bylaws. If the Merger is approved by the stockholders, the Corporation will merge with and into the Delaware Corporation, which will continue the business of the Corporation. After the Merger, our corporate affairs will be governed by Delaware law, the certificate of incorporation for the Delaware Corporation (the Delaware Charter), which is attached as Appendix B, and the Delaware Bylaws, which are attached as Appendix C. The Merger would not involve any change in our business, properties, management or capital structure. Upon the effective date of the Merger, the Delaware Corporation will be the continuing corporation and will own all of the assets and will be responsible for all of the liabilities of Insightful.

     A proposal to change our legal name to Insightful Corporation is being submitted separately in this proxy statement for consideration at the Meeting. In the event that the Merger is approved, the change of name will be accomplished in connection with the Merger. In the event that the Merger is not approved but the proposed change of name is approved, we will effect those actions by amending our Massachusetts Articles of Organization.

INTERESTS  OF  OUR  DIRECTORS  AND  OFFICERS  IN  THIS  PROPOSAL

     Our directors may benefit from reincorporation in Delaware. Delaware law increases our directors' abilities to defeat a takeover bid, increases the range of permitted indemnification for directors, limits the stockholders ability to remove directors and reduces directors' potential personal liability, among other things. The Board of Directors, in approving the transaction may have different interests than the stockholders. Our Board of Directors, our management and their affiliated stockholders may have different interests than the unaffiliated stockholders.

RESULTS  OF  THE  CHANGE  TO  DELAWARE

     Summarized below are the principal differences between the Massachusetts Business Corporation Law and the Delaware General Corporation Law which may affect the interests of stockholders. This summary does not purport to be a complete statement of the differences between the Massachusetts Business Corporation Law and the Delaware General Corporation Law and related laws affecting stockholders' rights, and the summary is qualified in its entirety by reference to the provisions of these laws. Stockholders of Insightful are advised to consult with their own legal counsel regarding all such matters.

STATUTORY  AND  CASE  LAW

     Reincorporating in Delaware will allow us to take advantage of Delaware's developed statutory and case law. Delaware has a policy of encouraging incorporation in its state and promoting the construction, adoption and implementation of modern corporate laws responsive to the changing business environment. Delaware's legislature and courts in the past have acted quickly and effectively in a changing business environment. The Delaware courts have decided numerous cases interpreting its statutory law and the rights and obligations of corporations. This developed body of case law may increase efficiency in corporate decision-making by providing greater predictability in the outcome of decisions from Delaware courts.

     In the past, the Massachusetts legislative and courts have been slower to modify or interpret Massachusetts corporate law in light of a changing business environment. Although efforts are underway to improve this process, there is no guarantee that the process will improve in the near future.

     When we started Insightful, incorporating in Massachusetts was a logical and natural choice considering our location in Massachusetts. After our divestiture of our Engineering and Education Products Division in January 2001, we moved our principal offices to Seattle, Washington and we no longer maintain operations in Massachusetts. We see reincorporating the corporation in Delaware as another step in our corporate transition.

EXTRAORDINARY  TRANSACTIONS

     Delaware law generally requires that mergers and consolidations, and sales, leases or exchanges of all or substantially all of a corporation's property and assets, be approved both by the directors and by a vote of the holders of a majority of the outstanding stock entitled to vote, though a corporation's certificate of incorporation may require a greater-than-majority vote. Under Delaware law, a corporation that is the surviving corporation in a merger need not have stockholder approval for the merger if (1) each share of the surviving corporation's stock outstanding prior to the merger remains outstanding in identical form after the merger, (2) there is no amendment to its certificate of incorporation and (3) the consideration going to stockholders of the non-surviving corporation is not common stock (or securities convertible into common stock) of the surviving corporation or, if it is such stock or securities convertible into such stock, the aggregate number of shares of common stock actually issued or delivered, or initially issuable upon conversion, does not exceed 20% percent of the shares of the surviving corporation's common stock outstanding immediately prior to the effective date of the merger. The Delaware Certificate does not provide anything different from Delaware law requirements.

     Massachusetts law generally requires approval of mergers and consolidations and sales, mortgages, leases or exchanges of all or substantially all of a corporation's property by a vote of two-thirds of the shares of each class of stock outstanding and entitled to vote thereon, except that (1) the articles of organization may provide for a vote of a lesser proportion but not less than a majority of each such class and (2) unless required by the corporation's articles of incorporation, an agreement providing for a merger need not be submitted to the stockholders of a corporation surviving a merger but may be approved by vote of its directors if (a) the agreement of merger does not change the name, the amount of shares authorized of any class of stock or other provisions of the articles of organization of such corporation, (b) the authorized unissued shares or shares held in the treasury of such corporation of any class of stock of such corporation to be issued or delivered pursuant to the agreement of merger do not exceed 15% of the shares of such corporation of the same class outstanding immediately prior to the effective date of the merger, and (c) the issue by vote of the directors of any unissued stock to be issued pursuant to the agreement of merger has been authorized in accordance with the provision of Massachusetts law governing the issue of authorized but unissued capital stock. The Massachusetts Articles require a vote of at least a majority of each class of shares entitled to vote on an extraordinary transaction.

     The Corporation is subject to the provisions of Chapter 110F of Massachusetts law, an antitakeover law. In general, this statute prohibits a Massachusetts corporation with more than 200 stockholders from engaging in a "business combination" with "interested stockholders" for a period of three years after the date of the transaction in which the person becomes an interested stockholder, unless (i) the interested stockholder obtains the approval of the board of directors prior to becoming an interested stockholder,
(ii) the interested stockholder acquires ninety percent of the outstanding voting stock of the corporation (excluding shares held by certain affiliates of the corporation) at the time the stockholder becomes an interested stockholder, or (iii) the business combination is approved by both the board of directors and holders of two-thirds of the outstanding voting stock of the corporation
(excluding shares held by the interested stockholder). An "interested stockholder" is a person who, together with affiliates and associates, owns (or at any time within the prior three years did own) five percent or more of the corporation's voting stock. A "business combination" includes a merger, consolidation, certain stock or asset sales, and certain other specified transactions resulting in a financial benefit to the interested stockholder. The Corporation may at any time elect not to be governed by Chapter 110F by amending its Restated Articles of Organization and By-Laws by a vote of a majority of the stockholders entitled to vote, but such an amendment would not be effective for twelve months and would not apply to a business combination with any person who became an interested stockholder prior to the adoption of the amendment.

     The Corporation has opted out of Chapter 110D of the Massachusetts law, entitled "Regulation of Control Shares Acquisitions," which would otherwise apply to the Corporation and provides, in general, that any stockholder of a corporation subject to this statute who acquires twenty percent or more of the outstanding voting stock of such corporation may not vote such stock unless the other stockholders of such corporation so authorize.

     Massachusetts Law Chapter 156B, Section 50A, requires that publicly held Massachusetts corporations that have not "opted out" of Section 50A have a classified board of directors consisting of three classes as nearly equal in size as possible. Section 50A also provides that directors who are so classified shall be subject to removal by the stockholders only for cause. The Massachusetts By-Laws contain provisions which reflect Section 50A.

APPRAISAL  RIGHTS

     Massachusetts law provides stockholders with appraisal rights in more situations than does Delaware law. Under Massachusetts law, a stockholder may be entitled to appraisal when the stockholders vote (1) to sell or exchange all or substantially all of its property and assets, or (2) to merge or consolidate with other corporations. Delaware, for example, does not permit appraisal rights in the event of a merger or consolidation for the shares of any class or series which are listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., which includes the Nasdaq SmallCap Market. Our common stock is listed on the Nasdaq SmallCap Market, meaning that, under Delaware law, our stockholders will not have appraisal rights.

SPECIAL  MEETING  OF  STOCKHOLDERS

     Delaware law provides that special meetings of stockholders may be called only by the directors or by any other person or persons as may be authorized by the corporation's certificate of incorporation or bylaws. The Delaware Bylaws provide that special meetings may be called at any time by the Chairman of the Board of Directors, the President or a majority of Delaware Corporation's board of directors.

     Under Massachusetts law, special meetings of stockholders of a corporation with a class of voting stock registered under the Securities Exchange Act of 1934, unless otherwise provided in the articles of organization or bylaws, must be called by the Clerk (or, in certain circumstances, any other officer) upon written application by stockholders who hold at least 40% in interest of the capital stock entitled to vote thereon. The Massachusetts Bylaws provide that special meetings of stockholders may be called by the President or by the board of directors of the Corporation, and shall be called by the Clerk or, in case of death, absence, incapacity or refusal of the Clerk, by any other officer upon written application of stockholders who hold at least 40% in interest of the capital stock entitled to be voted at the proposed meeting.

VOTING  REQUIREMENTS  AND  QUORUMS  FOR  STOCKHOLDER  MEETINGS

     Under Delaware law, a majority of the issued and outstanding stock entitled to vote at any meeting of stockholders shall constitute a quorum for the transaction of business at such meeting, unless the certificate of incorporation or bylaws specify a different percentage, but in no event may a quorum consist of less than one-third of the shares entitled to vote at the meeting. Under
Delaware law, the affirmative vote of the majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present and entitled to vote on the subject matter is deemed to be the act of the stockholders, unless Delaware law, the certificate of incorporation or the bylaws specify a different voting requirement.

     The Delaware Bylaws provide that, except as otherwise provided by law or in the Delaware Certificate or Delaware Bylaws, the holders of a majority of the issued and outstanding stock of the Delaware Corporation entitled to vote shall constitute a quorum for the transaction of business. The Delaware Bylaws provide that when a quorum is present, action on a matter is approved by the affirmative vote of a majority of the total vote cast, unless the Delaware Certificate, Delaware Bylaws or Delaware law requires a higher percentage of affirmative votes.

     Under Massachusetts law, unless the articles of organization or bylaws provide otherwise, a majority of the issued and outstanding stock entitled to vote at any meeting constitutes a quorum. Except for the election of directors and other fundamental matters, Massachusetts law does not prescribe the percentage vote required for stockholder action.

     Under the Massachusetts Bylaws, a majority of the shares of the Corporation then outstanding and entitled to vote constitutes a quorum for the transaction of business. The Massachusetts Bylaws provide, except where a different vote is required by law, the Massachusetts Articles or the Massachusetts Bylaws, all questions shall be determined by a vote of a majority of each class voting.

ACTION  TO  BE  TAKEN  AT  STOCKHOLDER  MEETINGS

     The Delaware Bylaws provide that at an annual meeting, subject to any other applicable requirements, only such business may be conducted as has been either specified in the notice of meeting, proposed at the time of the meeting by or at the direction of the Delaware Corporation's board of directors, or proposed at such time by a stockholder who had given timely prior written notice to the Secretary of the Delaware Corporation of such stockholder's intention to bring such business before the meeting. In all cases, to be timely, notice must be received by the Delaware Corporation not less than 120 days nor more than 150 days prior to the meeting (or if the date of the annual meeting is more than 60 days later than the first anniversary of the first anniversary of the preceding annual meeting then timely notice by the stockholder must be received nor earlier than the 90th day prior to such annual meeting or not later than the 60th day prior to such meeting, or on the 10th day of the close of business after the announcement of the meeting date, not later than the tenth day following the day on which the notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs). The notice must contain certain information about such business and the stockholder who proposes to bring the business before the meeting, including a brief description of the business the stockholder proposes to bring before the meeting, the name and address of the stockholder proposing such business, the reasons for conducting the business at the meeting, the class and number of shares of stock of the Delaware Corporation beneficially owned by such stockholder, and any material interest of such stockholder in the business so proposed. If the Chairman of a meeting of the Delaware Corporation stockholders determines that business was not properly brought before the meeting in accordance with the foregoing procedures, such business will not be conducted at the meeting. Nothing in the Delaware Bylaws precludes discussion by any stockholder of any business properly brought before the annual meeting in accordance with the above-mentioned procedures.

     The Massachusetts Bylaws provide that business conducted at the annual meeting may be specified by the board of directors or the President, in addition to anything required by law, the Massachusetts articles or the Massachusetts Bylaws.

NOMINATION  AND  ELECTION  OF  DIRECTORS

     The Delaware Bylaws provide that, except as otherwise provided by law, directors are elected by the vote of the holders of a plurality of the shares of stock present, in person or by proxy, at the meeting and entitled to vote. Neither the Delaware Certificate nor the Delaware Bylaws allows cumulative voting for the election of directors. The Delaware Bylaws provide that timely notice of proposed stockholder nominations of candidates for election as directors must be received by the Secretary of the Delaware Corporation as provided in "Action to be Conducted at Stockholders Meeting" except that in the event that the number of directors is increased and there is no public announcement by the Delaware Corporation naming all nominees or specifying the size of the Board at least 70 days prior to the one year anniversary of the preceding year's annual meeting, notice from the stockholder must be mailed or delivered to the Secretary not later than the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. The notice must contain certain information about the proposed nominee, including age, business and residence addresses and principal occupation, the number of shares of stock of the Delaware Corporation beneficially owned and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and certain information about the stockholder proposing to nominate that person. The Delaware Corporation may also require any proposed nominee to furnish other information reasonably required by the Delaware
Corporation to determine the proposed nominee's eligibility to serve as a director. If the Chairman of a meeting of the Delaware Corporation stockholders determines that a person was not nominated in accordance with the foregoing procedures, such person shall not be eligible for election as a director.

     The Massachusetts Bylaws do not contain specific provisions regarding the nomination of directors.

INSPECTION  RIGHTS

     Under Delaware law, every stockholder has a right to examine, in person or by agent or attorney, during the usual hours for business, and for any proper purpose, the corporation's stock ledger, a list of its stockholders and its other books and records, and to make copies or extracts therefrom. To exercise this foregoing right, a stockholder must submit a written demand under oath to the corporation, stating the purpose of the inspection. If the Corporation refuses to permit an inspection demanded by a stockholder, or fails to reply to a stockholder's demand within five business days after such demand has been made, a stockholder may apply to the Delaware Court of Chancery to compel the inspection. Where a stockholder seeks to have the Chancery Court compel an inspection of the corporation's books and records, other than its stock ledger or list of stockholders, the stockholder must first establish that such stockholders has complied with the formal requirements of making a demand for inspection and that the inspection is for a proper purpose. For purposes of this provision of Delaware law, a "proper purpose" is one that is reasonably related to such person's interest as a stockholder. The Delaware Bylaws provide that the Delaware Corporation shall prepare a complete list of stockholders entitled to vote at a given meeting, at least ten days before such meeting. Such list shall be open for examination by any stockholder for any purpose germane to the relevant meeting, during ordinary business hours, for a period of at least ten days prior to such meeting.

     Massachusetts law requires that every domestic corporation maintain in Massachusetts, and make available for inspection by its stockholders, the original, or attested copies of, the corporation's articles of organization, bylaws, records of all meetings of incorporators and stockholders, and the stock and transfer records listing the names of all stockholders and their record addresses and the amount of stock held by each. Massachusetts law also provides that if any officer or agent of a corporation having charge of such corporate records (or copies thereof) refuses or neglects to exhibit them in legible form or to produce for examination a list of stockholders, with the record address and amount of stock owned by each, such officer or agent or the corporation will be liable to any stockholder for all actual damages sustained by reason of such refusal or neglect. In an action for damages or a proceeding in equity, it is a defense that the actual purpose and reason for the inspection sought is to secure a list of stockholders or other information for the purpose of selling such list or information or for using them for a purpose other than in the interest of the person seeking them, as a stockholder, relative to the affairs of the corporation.

     The Massachusetts Bylaws provide that the original or attested copies of the Massachusetts Articles, the Massachusetts Bylaws and records of all meetings of incorporators and stockholders, and the stock and transfer records, shall be kept in Massachusetts at the principal office of the Corporation, or at an office of its Clerk, resident agent or transfer agent. The Massachusetts Bylaws also provide that such corporate documents shall be available at all reasonable times for inspection by any stockholder for any proper purpose but not to secure a list of stockholders or other information for the purpose of selling such list or information or copies thereof or of using the same for a purpose other than in the interest of the applicant, as a stockholder, relative to the affairs of the Corporation.

ACTION  BY  CONSENT  OF  STOCKHOLDERS

     Under Delaware law, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken by stockholders at any annual or special meeting may be taken without a meeting and without prior notice, if the stockholders having the number of votes that would be necessary to take such action at a meeting at which all stockholders were present and voted, consent to the action in writing and the written consents are filed with the records of the meetings of stockholders. All such consents must, in order to be effective, be signed and delivered to the corporation within sixty days after the earliest dated consent is delivered to the corporation. The Delaware Certificate and Delaware Bylaws prohibit stockholder action by written consent in lieu of a meeting and require the affirmative vote of the holders of at least 80% of the voting power of all then outstanding shares of stock, voting together as a single class, to amend this restriction.

     Under Massachusetts law, any action required or permitted to be taken by stockholders at a meeting may be taken without a meeting if every stockholder entitled to vote on the matter consents to the action in writing and the written consents are filed with the records of the meetings of stockholders. The
Massachusetts Bylaws provide that any action by stockholders may be taken without a meeting if all stockholders entitled to vote on the matter consent to the action by writing.

CUMULATIVE  VOTING

     Under Delaware law, a corporation may provide in its certificate of incorporation for cumulative voting by stockholders in the election of directors. The Delaware Certificate does not provide for cumulative voting.

     Massachusetts law has no cumulative voting provision, and the Massachusetts Articles do not provide for cumulative voting.

DIVIDENDS  AND  STOCK  REPURCHASES

     Under Delaware law, a corporation generally is permitted to declare and pay dividends out of surplus or out of net profits for the current and/or preceding fiscal year, provided that the capital of the corporation is not less than the aggregate amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. Under Delaware law, the directors of a corporation are jointly and severally liable to the Corporation and its stockholders for negligently or willfully making improper dividend payments, stock repurchases or redemptions. Directors held to be liable pursuant to this provision of Delaware law are entitled to be subrogated to the rights of the corporation against stockholders receiving dividends on, or assets for the sale or redemption of, their stock with knowledge that such dividend, repurchase or redemption was unlawful. Absent or dissentive directors may be exonerated from liability.

     The Delaware Certificate provides that dividends may be declared and paid on the Delaware Corporation's common stock from funds lawfully available therefor as and when determined by the Delaware Corporation's board of directors and subject to any preferential dividend rights of any then outstanding preferred stock. No shares of preferred stock of the Delaware Corporation are currently outstanding.

     Under Massachusetts law, the directors of a corporation will be jointly and severally liable if a payment of dividends or a redemption or a repurchase of a corporation's stock is (i) made when the corporation is insolvent, (ii) renders the corporation insolvent or (iii) violates the corporation's articles of organization. Stockholders to whom a corporation makes any distribution (except a distribution of stock of the corporation) if the corporation is, or is thereby rendered, insolvent, are liable to the corporation for the amount of such distribution made, or for the amount of such distribution which exceeds that which could have been made without rendering the corporation insolvent, but in either event only to the extent of the amount that has not been repaid to the Corporation.

     The Massachusetts Articles do not contain any additional provisions with respect to the payment of dividends on the Corporation's common stock. The
Corporation has never declared or paid cash dividends on its capital stock. No shares of preferred stock of the Corporation are outstanding.

CLASSIFICATION,  NUMBER  AND  QUALIFICATION  OF  THE  BOARD  OF  DIRECTORS

     Delaware law permits (but does not require) classification of a corporation's board of directors into one, two or three classes. Under Delaware law, the number of directors shall be fixed or determined in the manner the bylaws provide, unless the corporation's certificate of incorporation fixes the number of directors, in which case the number of directors may only be changed by amending the certificate of incorporation. The Delaware Certificate and Bylaws provide for the classification of the Delaware Corporation's board of directors into three classes, with the terms of the classes staggered so that only one class is elected each year, in each case for a three-year term or until a successor to each director in each such class is duly elected and qualified. The Delaware Certificate provides that the number of directors will be fixed from time to time by the Delaware Corporation's board of directors, but shall not be less than three. Any vacancy on the Delaware Corporation's board of directors, however occurring, including a vacancy resulting from an enlargement of the Delaware Corporation board of directors, may only be filled by vote of a majority of the directors then in office.

     Massachusetts law requires classification of a publicly traded corporation's board of directors into three classes (each having a three-year term) and imposes certain other obligations, unless the directors of such public corporation elect by vote to be exempt from such requirement or the stockholders of such publicly traded corporation, at a meeting duly called for such purpose, elect to be exempt from such requirement by a vote of two-thirds of each class of stock outstanding. The Massachusetts Articles and Massachusetts Bylaws provide for the classification of the Corporation's board of directors into three classes, as nearly equal in number as possible, with the terms of the classes staggered so that only one class is elected each year, in each case for a three-year term or until a successor to each director in each such class is duly elected and qualified. Massachusetts law requires that the number of directors be fixed or determined in the corporation's bylaws but shall not be less than three directors whenever there are more than two stockholders of record. The Massachusetts Bylaws provide that the number of directors of the Corporation shall consist of at least three members. The Massachusetts Bylaws provide that the number of directors may be increased or decreased by the vote of the board of directors.

REMOVAL  OF  DIRECTORS

     Under Delaware law, stockholders may generally remove directors with or without cause by a majority vote; however, stockholders may remove members of a classified board only for cause, unless the certificate of incorporation provides otherwise. The Delaware Certificate provides that any director may be removed only for cause by the affirmative vote of the holders of 75% or more of the outstanding shares of capital stock of the Delaware Corporation entitled to vote at an election of directors.

     The Massachusetts Bylaws provide that a director may be removed from office at any time, but only for cause and only by either the vote of not less than a majority of the holders of the shares then entitled to vote or by the vote of a majority of the directors then in office.

VACANCIES  ON  THE  BOARD  OF  DIRECTORS

     Under Delaware law, unless otherwise provided in the certificate of incorporation or bylaws, vacancies on the board of directors and newly created directorships resulting from any increase in the authorized number of directors may be filled by the vote of a majority of directors then in office, even though less than a quorum. Delaware law also provides that where directors are elected by classes or series of stock, vacancies are to be filled by the remaining directors elected by the class or series in whose directorships the vacancy occurs. The Delaware Certificate and Bylaws provide that newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Delaware Corporation's board of directors for any other reason may be filled only by a majority vote of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected to hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of his or her successor and to his or her earlier death, resignation or removal.

     Massachusetts law provides that in the case of a classified board (such as the Corporation's), any vacancy in the board of directors, including a vacancy resulting from the enlargement of the board of directors, shall be filled solely by the affirmative vote of a majority of the directors then in office, even though less than a quorum. The Massachusetts Bylaws also provide that newly created directorships resulting from any increase in the number of directors or any vacancy shall be filled solely by the Corporation's board of directors.

EXCULPATION  OF  DIRECTORS

     Delaware law permits a corporation to provide in its certificate of incorporation that a director shall not be personally liable for monetary damages resulting from breaches of fiduciary duties. Under Delaware law, a charter provision limiting directorial liability cannot relieve a director of personal liability for (1) any breach of the director's duty of loyalty to the corporation or its stockholders, (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) unlawful payment of dividends or unlawful repurchases or redemptions of stock or (4) any transactions from which the director derived an improper personal benefit.

     Massachusetts law allows a corporation's articles of organization to limit the personal liability of its directors for breaches of their fiduciary duties. Under Massachusetts law, this limitation is generally unavailable for acts or omission by a director which (1) were in violation of such director's duty of loyalty, (2) were in bad faith or which involved intentional misconduct or a knowing violation of law or (3) involved in a financial profit or other advantage to which the director was not legally entitled. Massachusetts law also prohibits the elimination or limitation of director liability for unauthorized loans to insiders or distributions that occur when a corporation is, or which renders a corporation, insolvent.

INDEMNIFICATION  OF  DIRECTORS,  OFFICERS  AND  OTHERS

     Both Delaware law and Massachusetts law generally permit indemnification of directors, officers, employees and certain others for expenses incurred by them by reason of their position with the corporation, if such person has acted in good faith and with the reasonable belief that his or her conduct was in or not opposed to the best interest of the corporation.

     The Delaware Certificate provides that no director shall be personally liable for any monetary damages for any breach of fiduciary duty as a director to the maximum extent permitted under Delaware law. The Delaware Certificate also provides that the Corporation shall indemnify any director or officer of the Delaware Corporation (1) against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement incurred in connection with any litigation or other legal proceeding (other than an action by or in the right of the Delaware Corporation) brought against him by virtue of his position as a director or officer of the Delaware Corporation if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Delaware Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful and (2) against all expenses (including attorneys' fees) and amounts paid in settlement incurred in connection with any action by or in the right of the Delaware Corporation brought against him by virtue of his position as a director or officer of the Delaware Corporation if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the Delaware Corporation, except that no indemnification shall be made with respect to any matter as to which such person shall have been adjudged to be liable to the Delaware Corporation, unless a court determines that he is entitled to indemnification of such expenses. Notwithstanding the foregoing, to the extent that a director or officer has been successful, on the merits or otherwise, including the dismissal of an action without prejudice, he is required to be indemnified by the Delaware Corporation against all expenses (including attorneys' fees) incurred in connection therewith. Indemnification is required to be made unless the Delaware Corporation determines that the applicable standard of conduct required for indemnification has not been met. In the event of a determination by the Delaware Corporation that the director or officer did not meet the applicable standard of conduct required for indemnification, or if the Delaware Corporation fails to make an indemnification payment within sixty days after such payment is claimed by such person, such person is permitted to petition the court to make an independent determination as to whether such person is entitled to indemnification. As a condition precedent to the right of indemnification, the director or officer must give the Delaware Corporation notice of the action for which indemnity is sought and the Delaware Corporation has the right to participate in such action or assume the defense thereof. The Delaware Certificate further provides that, in the event that Delaware law is amended to expand the indemnification permitted to directors or officers, the Delaware Corporation must indemnify those persons to the fullest extent permitted by such law as so amended.

     The Massachusetts Bylaws provide that the Corporation shall, to the fullest extent legally permissible, indemnify each of its directors and officers (including persons who were acting at its request as directors, trustees or officers of another organization, against all costs, expenses, liabilities and losses (including attorneys' fees, judgments, and amounts paid in settlement) reasonably incurred or imposed by such person in connection therewith, unless prohibited by Massachusetts law.

     The Securities and Exchange Commission has a stated policy that any indemnification of directors is against public policy.

TRANSACTIONS  WITH  INTERESTED  PARTIES

     Delaware law provides that no transaction between a corporation and one or more of its directors or officers, or an entity in which one or more of its directors or officers are directors or officers or have a financial or other interest, shall be void or voidable solely for that reason, nor will such a transaction be void or voidable solely because the director or officer is present at or votes at the meeting of the board of directors or committee which authorizes the transaction or solely because his or her votes are counted for such purpose, provided that (1) the material facts as to the relationship or interest and as to the transaction are disclosed or are known to the board of directors or a committee thereof and the board or committee authorizes the transaction by the affirmative vote of a majority of the disinterested directors even though the disinterested directors number less than a quorum, (2) the material facts as to the interested director's or officer's relationship or interest and as to the transaction are disclosed or are known to the stockholders entitled to vote thereon and the transaction is specifically approved in good faith by vote of those stockholders or (3) the transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors or committee or the stockholders. Delaware law permits common or interested directors to be counted in determining the presence of a quorum at a meeting of the board or of a committee that authorizes an interested director or officer transaction. The Delaware Bylaws contain a provision regarding transactions with interested parties which are substantially the same as the provisions of Delaware law summarized above.

     Massachusetts law contains no provision comparable to that of Delaware law. The Massachusetts Bylaws provide that no transaction of the Corporation shall, in the absence of fraud or bad faith, be void or voidable or affected by the fact that any stockholder, director or officer of the Corporation or any organization of which he may be a director, officer, stockholder or a member may be a party to or may have an interest in such transaction, provided that the nature and extent of such interest was disclosed to, or known by, the directors or stockholders of the Corporation voting thereon a meeting.

ANTI-TAKEOVER  MEASURES

     The Board believes that a hostile takeover attempt may have a negative effect on the Corporation and its stockholders. Takeover attempts that have not been negotiated or approved by the board of a corporation can seriously disrupt the business and management of a corporation and generally present the risk of terms which are less favorable to all of the stockholders than would be available in a negotiated, board-approved transaction. By contrast, board-approved transactions can be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its stockholders, with due consideration to matters such as capturing the value from longer term strategies, the recognition or postponement of gain or loss for tax purposes and the management and business of the acquiring corporation.

     The Massachusetts Articles and Bylaws already include certain provisions available to the Corporation under Massachusetts law to deter hostile takeover attempts and to help provide adequate opportunity for the board to consider and respond to a takeover offer. These provisions include a classified board, elimination of cumulative voting, and an advance notice requirement for stockholder proposals. These provisions will also be included in the Delaware Certificate and Bylaws following the Merger.

     In addition to specific anti-takeover measures, a number of differences between Massachusetts and Delaware law, which are effective without action by the Delaware Corporation, could have a bearing on unapproved takeover attempts. One such difference is the existence of a Delaware law provision regulating tender offers by restricting permitted business combinations with "interested stockholders," which provision is intended to limit coercive takeovers of companies. Any corporation may decide to opt out of the statute in its original certificate of incorporation or, at anytime, by action of its stockholders. The Corporation has no present intention of opting out of the statute. Massachusetts law has a comparable provision which prohibits a Massachusetts corporation from engaging in a business combination with an interested stockholder (a person owning 5% or more of the outstanding voting stock) for three years following the date on which the person becomes an interested stockholder.

     More generally, Delaware law may permit a corporation greater flexibility in governing its internal affairs and its relationships with stockholders and other parties, including various anti-takeover measures, than do the laws of many other states, including Massachusetts. In addition to the measures described above, certain types of "poison pill" defenses (such as stockholder rights plans) have been upheld by Delaware courts, but have not yet been dispositively addressed by Massachusetts courts, thus rendering their effectiveness and interpretation in Massachusetts less certain.

     The Board recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the stockholders, providing all of the stockholders with considerable value for their shares. To the extent that the Merger may provide greater deterrence to takeover offers and greater defenses against takeovers, the Merger may have the effect of discouraging or defeating future takeover attempts which a substantial number or majority of the Delaware Corporation's stockholders might wish to accept and which might provide a substantial premium over market prices. However, the Board believes that the potential suddenness and disadvantages of unapproved takeover attempts (such as disruption of the Corporation's business and the possibility of terms which may be less favorable to all of the stockholders than would be available in a board-approved transaction) are sufficiently great that, on balance, prudent steps to reduce the likelihood of such takeover attempts and to help ensure that the Board has adequate opportunity to fully consider and respond to any takeover attempt and actively negotiate its terms, are in the best interests of the Corporation and its stockholders. The Board also believes that any additional defenses and deterrence provided by the Merger are incremental in light of the Corporation's existing takeover defenses.

CHARTER  AMENDMENTS

     Under Delaware law, charter amendments require the approval of the board of directors and both a general vote of a majority of all outstanding shares entitled to vote thereon, and a class vote of a majority of outstanding shares of each class entitled to vote as a class. In addition, Delaware law requires a class vote when, among other things, an amendment will adversely affect the powers, preferences or special rights of a particular class of stock. Under Delaware law, a provision in a corporation's certificate of incorporation requiring a supermajority vote of the Board of Directors or stockholders may be amended only by such supermajority vote. The Delaware Certificate provides that, notwithstanding the provisions of Delaware law, the affirmative vote of the holders of at least 75% of the shares of the Delaware Corporation capital stock issued, outstanding and entitled to vote shall be required for any amendment to the Delaware Certificate with regards to the election, removal and powers of the Delaware Corporation board of directors, actions of the stockholders by written consent and special meetings of stockholders. In addition, any amendment, repeal or modification of the indemnification provisions of the Delaware Certificate shall be prospective only.

     Under Massachusetts law, a majority vote of each class of stock outstanding and entitled to vote thereon is required to authorize an amendment of the articles of organization effecting one or more of the following: (1) an increase or reduction of the capital stock of any authorized class; (2) a change in the par value of authorized shares with par value or any class thereof; (3) a change of authorized shares from shares with par value to shares without par value, or from shares without par value to shares with par value; (4) certain changes in the number of authorized shares (or any class thereof); or (5) a corporate name change. Subject to certain conditions, a two-thirds vote of each class of stock outstanding and entitled to vote thereon is required to authorize any other amendment of the articles of organization, or, if the articles of organization so provide for a vote of a lesser proportion but not less than a majority of each class of stock outstanding and entitled to vote thereon. If any amendment requiring a two-thirds vote would adversely affect the rights of any class or series of stock a two-thirds vote of such class voting separately, or a two-thirds vote of such series, voting together with any other series of the same class adversely affected in the same manner, is also necessary to authorize such amendment. The Massachusetts Articles provide that the Massachusetts articles may be amended by the majority of the stock entitled to vote thereon.

AMENDMENTS  TO  BYLAWS

     Delaware law provides that stockholders may amend a corporation's bylaws and, if so provided in its charter, the board of directors may also have this power. Under Delaware law, the power to adopt, amend or repeal bylaws lies in the stockholders entitled to vote; provided, however, that any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors.

     The Delaware Bylaws grant the Delaware Corporation board of directors the authority to amend or repeal the Delaware Bylaws by the affirmative vote of a majority of the directors present at any regular or special meeting of the Delaware Corporation board of directors at which a quorum is present. The stockholders may alter, amend or repeal the Delaware Bylaws by the affirmative vote of the holders of at least 80% of the outstanding shares of capital stock of the Delaware Corporation entitled to vote at a meeting of the stockholders, provided the notice of such meeting sent to stockholders contained notice of such amendment or repeal.

     Massachusetts law provides that stockholders may make, amend, or repeal a corporation's bylaws and, if so provided in its charter, the board of directors may also have these powers except with respect to any provisions which by law, the articles of organization or the bylaws requires stockholder action. Any bylaw adopted by the directors can be amended by or repealed by the stockholders.

     The Massachusetts Articles provide that the Corporation's board of directors may amend or repeal the Massachusetts Bylaws, except with respect to the removal of directors, or the election of committees by directors and delegations and with respect to any provision requiring action by the stockholders.

     THE  BOARD  OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE MERGER PROPOSAL.

     The Corporation was incorporated under the law of the Commonwealth of Massachusetts in 1984. It is the opinion of our Board of Directors that certain provisions of Delaware's corporate law make it advantageous for us to change our jurisdiction of incorporation to Delaware.

     This objective will be accomplished through a "migratory merger," some of the principal features of which are as follows:

          1. Insightful will be merged into a newly-created Delaware subsidiary, which will be the survivor of the merger.

          2. Subject to the applicable provisions regarding appraisal rights of Insightful's stockholders who file a written objection to the proposed Merger, each share of Insightful's common stock issued and outstanding on the effective date of the Merger will automatically become one share of common stock of the Delaware Corporation.

          3. For federal income tax purposes, we are of the opinion that no gain or loss will be recognized by our stockholders, except those who exercise their appraisal rights.

          4. The Delaware Corporation will succeed to the business of Insightful, and the stockholders of Insightful will become stockholders of the Delaware Corporation.

          5. The Merger is not intended to effect any change in the business, property, management or capitalization of Insightful.

          6. The rights of our stockholders, who upon consummation of the Merger will become stockholders of the Delaware Corporation, will be governed by the laws of the State of Delaware and by the terms and provisions of the Certificate of Incorporation and By-laws of the Delaware Corporation.

     Stockholders have the right to dissent from the Merger and to demand and receive appraisal rights for their shares of Insightful's common stock by complying with the requirements of Sections 86 through 98 of the Business Corporation Law of the Commonwealth of Massachusetts. See "Right to Dissent and Appraisal Rights of Stockholders Objecting to the Proposed Merger." Dissenting Stockholders are urged to consult their tax advisors as to the federal, state or local tax consequences of the Proposed Merger.

THE  MERGER

     We presently anticipate that the date on which the Merger will be consummated (the Effective Date) will be ______ __, 2001 or as soon thereafter as practicable. The Agreement and Plan of Merger between the Corporation and the Delaware Corporation is attached as Appendix D to this proxy statement. However, our Board of Directors has reserved the right to abandon the Merger prior to the Effective Date of the Merger. See "Termination." Our officers and Directors serving Insightful on the Effective Date of the merger will thereupon hold the same offices with Delaware Corporation.

     Upon the Effective Date of the Merger each share of our common stock will be converted automatically into one share of common stock of the Delaware Corporation and thereafter the outstanding certificates for shares of our common stock will represent the same number of shares of common stock of the Delaware Corporation. It will not be necessary for holders of shares of our common stock to exchange their existing stock certificates for stock certificates of the Delaware Corporation. However, any stockholders desiring new certificates of the Delaware Corporation may submit their existing certificates representing shares of Insightful to Boston EquiServe, the transfer agent of the Delaware Corporation, and obtain new certificates. Each outstanding option or right to acquire shares of our common stock will represent an option or right to acquire the same number of shares of common stock of the Delaware Corporation.

CAPITAL  STOCK  OF  THE  DELAWARE  CORPORATION

     The Certificate of Incorporation of the Delaware Corporation will authorize 21,000,000 shares, of which 20,000,000 will be common stock and 1,000,000 will be preferred stock. As mentioned, except for those shares purchased from dissenting stockholders pursuant to their appraisal rights, each currently outstanding share of Insightful's common stock will be exchanged for one share of the Delaware Corporation's common stock. The common stock of the Delaware Corporation, like the common stock of Insightful, will have no preemptive, conversion, redemption or similar rights. Upon the liquidation of the Delaware Corporation, the holders of common stock would be entitled to share ratably in the net assets available for distribution to stockholders. Since the shares of common stock of the Delaware Corporation, like those of Insightful, do not have cumulative voting rights, the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so.

RIGHT TO DISSENT AND APPRAISAL RIGHTS OF STOCKHOLDERS OBJECTING TO THE PROPOSED MERGER

     Sections 86 through 98 of the Massachusetts Business Corporation Law sets forth the rights of stockholders of Insightful who object to the Merger. Any stockholder of Insightful who does not vote in favor of the Merger, or who duly revokes his vote in favor of the Merger may, if the Merger is consummated, obtain payment in cash of the fair value of his shares by complying with the requirements of Sections 86 through 98, which are attached as Appendix E, of the Massachusetts law. The dissenting stockholder must file with us at our principal office of 1700 Westlake Ave, N., Suite 500, Seattle, WA, 98109, before the taking of the vote on the Merger proposal, a written objection including a statement of intention to dissent, his name and residence address, the number and class of shares as to which he dissents (which number must not be less than all his shares) and demand for payment for his shares if the Merger is consummated. Within ten days after the vote of stockholders authorizing the Merger, we must give written notice of such authorization to each dissenting stockholder who has complied with the statutory requirements. Within thirty days after the expiration of the period within which stockholders may file their demand for payment, the Delaware Corporation must pay each stockholder who has filed such demand the fair value of such stockholder's stock. If we and the dissenting stockholder are unable to agree as to such value, Section 90 of the Massachusetts law provides for judicial determination of value. In the event of such a disagreement, a court proceeding shall be commenced by us or the dissenting stockholder in the Superior Court of the Commonwealth of Massachusetts. We intend to timely commence such a proceeding in the event of such a disagreement.

     A negative vote on the Merger does not constitute a "written objection" required to be filed by an objecting stockholder. An abstention from voting on the Merger or failure to specify any vote on the proxy card will not constitute a waiver of rights under Sections 86 through 98 of the Massachusetts law provided that a written objection has been properly filed. The foregoing summary does not purport to be a complete statement of the provisions of Sections 86 through 98 of the Massachusetts law and is qualified in its entirety by reference to those Sections, copies of which are attached hereto as Appendix E.

     A dissenting stockholder who receives payment for his shares upon exercise of his right of appraisal will, subject to the provisions of Section 302(b) of the Internal Revenue Code, recognize capital gain or loss for federal income tax purposes, measured by the difference between the basis for his shares and the amount of payment received. Stockholders who may dissent and seek right of appraisal should consult with their tax advisors.

TERMINATION

     The Board of Directors may terminate and cancel the Merger at any time prior to the Effective Date thereof, either before or after submission of the Merger to a vote of stockholders.

VOTING

     The affirmative vote of at least a majority in interest of stockholders having voting powers shall be necessary for the adoption of the proposed Merger. As the sole stockholder of the Delaware Corporation, we will authorize the Merger for the Delaware Corporation. Members and affiliates of our Board of Directors and affiliates of Insightful, who own in the aggregate approximately [_26_]% of the total number of shares entitled to vote, intend to vote for the Merger.


   PROPOSAL TO CHANGE THE NAME OF THE CORPORATION TO "INSIGHTFUL CORPORATION"

     The Board of Directors has approved an amendment to the Third Restated Articles of Organization which would change the name of the Corporation from MathSoft, Inc. to Insightful Corporation. We anticipate that the cost of publicizing the change of name will not be significant because we have been doing business as Insightful Corporation since January 2001. In the event that the Merger is approved, we will effect the change of name in connection with the Merger rather than by amendment of our Massachusetts Articles of Organization.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE CHANGE OF THE CORPORATION NAME
                            TO INSIGHTFUL CORPORATION

     We believe that the name "MathSoft" is closely associated with our former product lines of Mathcad and Studyworks, both of which were sold to MathSoft Corporate Holdings, Inc. in January 2001 as part of a sale of the Corporation's Engineering and Education Products Division. Upon completion of the sale of the Engineering and Education Products Division, we began doing business as Insightful Corporation in the Commonwealth of Massachusetts and the State of Washington, with the intent of changing our name to Insightful Corporation upon receiving the required vote of the stockholders at our next annual meeting. As a condition to the sale of the Engineering & Education Products Division, we agreed to submit a proposal to our stockholders recommending that we change our legal name from MathSoft, Inc. to Insightful Corporation.

     We believe that the name "Insightful" better reflects our current focus on data analysis, statistical data mining and analytic customer relations management (CRM) operations.


           PROPOSAL TO ADOPT THE 2001 STOCK OPTION AND INCENTIVE PLAN

     We currently maintain the 1992 Stock Option Plan under which our employees may receive grants to purchase shares of our common stock. On April 5, 2001, our Board of Directors adopted, subject to the approval of the stockholders, our 2001 Stock Option and Incentive Plan (the 2001 Stock Option Plan) to replace the 1992 Stock Option Plan. The 2001 Stock Option Plan provides for up to 500,000 shares of our common stock to be reserved for the grant of incentive stock options to our employees and the grant of non-qualified stock options, stock awards and opportunities to make direct purchases of our stock to our employees, directors, officers and consultants.

     We are asking the stockholders to approve the 2001 Stock Option Plan because, as of March 31, 2001, only 235,000 shares remained available for grant under our 1992 Stock Plan, which expires in 2002. We rely on stock options as an essential part of the compensation packages necessary for us to attract and retain experienced officers and employees. The Board of Directors adopted the 2001 Stock Option Plan in order to ensure that we would be able to continue to attract and retain the quality of employees, directors and officers needed to compete effectively. Our Board of Directors believes that the 2001 Stock Option Plan provides sufficient shares to permit our management to continue to provide meaningful long-term, equity-based incentives to present and future key employees. As of March 31, 2001, 140 employees (including officers) and consultants were eligible to participate in the 2001 Stock Option Plan. If the 2001 Stock Option Plan is adopted at the Meeting, the 1992 Stock Option Plan will be terminated effective _______ __, 2001. If the stockholders do not approve the 2001 Stock Option Plan, the 1992 Stock Option Plan will continue in full force and effect until its expiration on January 25, 2002.

     While the Board of Directors is aware of and has considered the potential dilutive effect of option grants, it also recognizes the performance and motivational benefits of equity compensation and believes that the proposed increase in available options is appropriate under the circumstances. All of our option grants under our 1992 Stock Plan were made at or above fair market value at the time of grant. As a result, no dilution to our stockholders occurs unless and until the stock price increases, benefiting both our stockholders and optionholders . Furthermore, since we typically grant options that become exercisable over a four year period, employees must remain with Insightful to reap the potential benefits of their option grants.

     We are seeking stockholder approval of the 2001 Stock Option Plan in order to be able to grant "incentive stock options" (ISOs) within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended. As described below under the heading "United States Federal Income Tax Consequences," there are several potential benefits to our employees if options granted under the 2001 Stock Option Plan are treated as ISOs. In addition, stockholder approval of the 2001 Stock Option Plan is required in order to allow for directors and officers to be eligible to participate in the 2001 Stock Option Plan.

     The affirmative vote of a majority of the shares of our common stock represented in person or by proxy at the Meeting and voting will be required to approve the adoption of the 2001 Stock Option Plan.

NEW  PLAN  BENEFITS

     The amount of benefits to be received by any of the persons listed below pursuant to the 2001 Stock Option Plan cannot be determined at this time. Listed below are the benefits that would have been received if the 2001 Stock Option Plan had been in effect during the fiscal year ended December 31, 2000.

The dollar value was computed using the closing price of our common stock on December 29, 2000, which was $1.594.

                            2001  STOCK  OPTION  AND  INCENTIVE  PLAN

                 NAME AND POSITION                             DOLLAR VALUE($)   NUMBER OF UNITS
------------------------------------------------------------  -----------------  ---------------

Shawn F. Javid, President and Chief Executive Officer         $         526,020          330,000
Charles J. Digate, Chairman of the Board of Directors         $          79,700           50,000
Christopher H. Covington, Director                                          ---              ---
Samuel R. Meshberg, Director                                                ---              ---
Mark C. Ozur, Director                                                      ---              ---
Arthur H. Reidel, Director                                                  ---              ---
Sarwat H. Ramadan, Chief Financial Officer, Vice President,
     Treasurer and Clerk                                                    ---              ---
Dermot P. O'Grady, Chief Financial Officer, Vice President,
     Treasurer and Clerk (until March 2001)                   $          79,700           50,000
Robert P. Orlando, Chief Financial Officer, Vice President,
     Treasurer and Clerk (until April 2000)                   $          47,820           30,000
Peter Hallett, Vice President Marketing and Business
     Development                                              $          79,700           50,000
James Christian Randles, Vice President (until January
     2001)                                                    $          47,820           30,000

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADOPTION OF THE 2001 STOCK OPTION PLAN.

INTERESTS  OF  DIRECTORS  AND  OFFICERS  IN  THE  PROPOSAL

     Our Officers and Directors may receive grants of options pursuant to the 2001 Stock Option Plan and thus may benefit from the adoption of the 2001 Stock Option Plan. We anticipate that our Officers will receive grants under the 2001 Stock Option Plan during the plan's lifetime. In the past, our Directors have received grants under this type of stock option plan.

     The following is a summary description of the 2001 Stock Option Plan, which is qualified in its entirety by reference to the complete text of the 2001 Stock Option Plan which is attached as Appendix F to this Proxy Statement.

                     SUMMARY OF THE 2001 STOCK OPTION PLAN

PURPOSE

     The purpose of the 2001 Stock Option Plan is to encourage our employees, directors and officers, as well as other individuals who render services to us, by providing opportunities to obtain our stock pursuant to the 2001 Stock Option Plan.

SHARES  SUBJECT  TO  THE  2001  STOCK  OPTION  PLAN

     The Board of Directors has reserved a maximum of 500,000 shares of our common stock for issuance under the 2001 Stock Option Plan. Shares subject to the 2001 Stock Option Plan may either be authorized but unissued shares or shares that we once issued and subsequently reacquired.

ELIGIBILITY

     The 2001 Stock Option Plan provides for the grant of incentive stock options (ISOs) to our employees and the grant of non-qualified stock options (NQSOs), stock awards (Awards) and opportunities to make direct purchases of stock in the Company (Purchases) to our employees, officers and directors, subject to stockholder approval as discussed below. ISOs, NQSOs, Awards and Purchases are sometimes collectively referred to as "Stock Rights" and ISOs and NQSOs are sometimes collectively referred to as "Options." For information concerning the United States federal income tax consequences of ISOs, NQSOs, Awards and Purchases, please see below.

ADMINISTRATION

     Our Board of Directors will administer the 2001 Stock Option Plan. Subject to the provisions of the 2001 Stock Option Plan, our Board of Directors has the authority to (i) determine to whom Options, Awards and authorizations to make Purchases shall be granted, (ii) determine the time at which Options or Awards shall be granted or Purchases made, (iii) determine the purchase price for NQSOs, Awards and Purchases, (iv) determine whether each Option granted shall be an ISO or a NQSO, (v) determine when each Option shall become exercisable and the duration of the exercise period, (vi) determine whether restrictions such as repurchase options on vesting are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (vii) interpret the 2001 Stock Option Plan and prescribe and rescind rules and regulations relating to it. Our Board of Directors may delegate its authority to a committee.

OPTION  PRICE  AND  DURATION

     The exercise price per share for each ISO and NQSO granted under the 2001 Stock Option Plan may be set at the direction of our Board of Directors, but, under current federal income tax laws, may not be less than the fair market value per share of common stock on the date of such grant in the case of an ISO. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, under current federal income tax laws, the price per share for such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of common stock on the date of grant. Under current federal income tax laws, the aggregate fair market value (determined at the time of grant) of the shares of common stock subject to ISOs granted to an employee and which first become exercisable during any calendar year cannot exceed $100,000; any portion of an ISO grant that exceeds such $100,000 limit will be treated for tax purposes as a NQSO. Each Option expires on the date specified by our Board of Directors, but, under current federal income tax laws, not more than (i) ten years from the date of grant in the case of Options generally and
(ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all of our classes of stock.

EXERCISABILITY  OF  SHARES

     The vesting schedule of all Options, Awards and Purchases shall be determined by the Board of Directors. An Option shall be exercisable in whole or in part by giving us written notice, stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full for such shares.

AMENDMENT  AND  TERMINATION

     Our Board of Directors may from time to time adopt amendments, certain of which are subject to stockholder approval, and may terminate the 2001 Stock Option Plan at any time. Any shares subject to an Option which for any reason expires or terminates unexercised may again be available for future grants under the 2001 Stock Option Plan. No Options may be granted under the 2001 Stock Option Plan after April 5, 2011.

UNITED  STATES  FEDERAL  INCOME  TAX  CONSEQUENCES

     The following discussion summarizes certain United States federal income tax considerations for persons receiving Stock Rights under the 2001 Stock Option Plan and certain tax effects on us, based upon the provisions of the Code as in effect on the date of this proxy statement, current regulations and existing administrative rulings of the Internal Revenue Service. However, this summary is not intended to be a complete discussion of all the United States federal income tax consequences of these plans.

                           INCENTIVE STOCK OPTIONS:

     1. In general, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of the ISO, and we are not entitled to a federal income tax deduction upon either grant or exercise of an ISO.

     2.   If  shares acquired upon exercise of an ISO are not disposed of within
          (i) two years from the date the ISO was granted and (ii) one year from the date the shares are issued to the optionee pursuant to the ISO exercise (the "Holding Periods"), the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as capital gain or loss to the optionee.

     3. If shares acquired upon exercise of an ISO are disposed of and the optionee does not satisfy the Holding Periods (a "Disqualifying Disposition"), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

     4. In any year that an optionee recognizes ordinary income as the result of a Disqualifying Disposition of stock acquired by exercising an ISO, we generally should be entitled to a corresponding federal income tax deduction.

     5. The difference between the amount realized by the optionee as the result of a Disqualifying Disposition and the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules generally will be treated as capital gain or loss.

     6. Capital gain or loss recognized by an optionee on a disposition of shares will be long-term capital gain or loss if the optionee's holding period for the shares exceeds one year

     7. An optionee may be entitled to exercise an ISO by delivering shares of our common stock to us in payment of the exercise price if the optionee's ISO agreement so provides. If an optionee exercises an ISO in such fashion, special rules will apply.

     8. In addition to the tax consequences described above, the exercise of ISOs may result in an "alternative minimum tax" under the Code. The Code provides that an "alternative minimum tax" will be applied against a taxable base which is equal to "alternative minimum taxable income," generally reduced by a statutory exemption. In general, the amount by which the value of the shares received upon exercise of the ISO exceeds the exercise price is included in the optionee's alternative minimum taxable income. A taxpayer is required to pay the higher of his or her regular tax liability or the alternative minimum tax. A taxpayer who pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

     9. Special rules apply if the shares acquired upon the exercise of an ISO are subject to vesting, or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

                             NON-QUALIFIED OPTIONS:

     1. The optionee generally does not recognize any taxable income upon the grant of a NQSO, and we are not entitled to a federal income tax deduction by reason of such grant.

     2. The optionee generally will recognize ordinary income at the time of exercise of a NQSO in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. We may be required to withhold income tax on this amount.

     3. When the optionee sells the shares acquired upon exercise of a NQSO, he or she generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee's holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

     4. We generally should be entitled to a federal income tax deduction when ordinary income is recognized by the optionee.

     5. An optionee may be entitled to exercise a NQSO by delivering shares of the our common stock to us in payment of the exercise price if the optionee's NQSO agreement so provides. If an optionee exercises a NQSO in such fashion, special rules will apply.

     6. Special rules apply if the shares acquired upon the exercise of an NQSO are subject to vesting, or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

                              AWARDS AND PURCHASES:

     1. Under current federal income tax law, persons receiving common stock pursuant to an Award or Purchase generally will recognize ordinary income equal to the fair market value of the shares received, in the case of an Award, or the excess of the fair market value of the shares (determined on the date of purchase) over the purchase price, in the case of an authorization to Purchase. We generally will be entitled to a corresponding federal income tax deduction. When such stock is sold, the seller generally will recognize capital gains or loss.

     2. Special rules apply if the stock acquired is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.


       PROPOSAL TO ADOPT THE 2001 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     We currently maintain the 1992 Non-Employee Director Stock Option Plan under which our non-employee directors receive automatic grants to purchase shares of our common stock. On April 5, 2001, the Board of Directors adopted, subject to the approval of the stockholders, our 2001 Non-Employee Director Stock Option Plan (the 2001 Non-Employee Director Plan) to replace the 1992 Non-Employee Director Stock Option Plan. The 2001 Non-Employee Director Plan provides for up to 200,000 shares of our common stock to be reserved for the grant of non-qualified stock options to directors who are not our employees.

     We are asking the stockholders to approve the 2001 Non-Employee Director Plan because, as of March 31, 2001, only 120,000 shares remained available for grant under our 1992 Non-Employee Director Stock Option Plan and the Plan expired in 2002. Our management relies on stock options as an essential part of the compensation packages necessary for us to attract and retain experienced non-employee directors. Our Board of Directors adopted the 2001 Non-Employee Director Plan in order to ensure that we would be able to continue to attract and retain the quality of non-employee directors needed to manage Insightful efficiently and to compete effectively. Our Board of Directors believes that the 2001 Non-Employee Director Plan provides sufficient shares to permit our management to continue to provide meaningful long-term, equity-based incentives to present and future non-employee directors. If the 2001 Non-Employee Director Stock Option Plan is adopted at the Meeting, the 1992 Non-Employee Director
Stock Option Plan will be terminated effective _______ __, 2001. If the stockholders do not approve the 2001 Non-Employee Director Stock Option Plan, the 1992 Non-Employee Director Stock Option Plan will continue in full force and effect until its expiration on December 2, 2002.

     While our Board of Directors is aware of and has considered the potential dilutive effect of option grants, it also recognizes the performance and motivational benefits of equity compensation for non-employee directors by aligning the interests of the non-employee directors with those of the stockholders and believes that the new plan and proposed increase in available options is appropriate under the circumstances. All of our option grants under our 1992 Non-Employee Director Stock Option Plan were made and all of the option grants under the 2001 Non-Employee Director Plan will be made at or above fair market value at the time of grant. As a result, no dilution to our stockholders occurs unless and until our stock price increases, benefiting both our stockholders and optionholders.

     We are seeking stockholder approval of the 2001 Non-Employee Director Plan to allow directors to obtain certain benefits provided by Rule 16b of the Securities Exchange Act of 1934, as amended.

     The affirmative vote of a majority of our shares of common stock represented in person or by proxy at the Meeting and voting will be required to approve the adoption of the 2001 Non-Employee Director Plan.

NEW  PLAN  BENEFITS

     No person in the table listed below will receive benefits under the 2001 Non-Employee Director Plan during the fiscal year ending December 31, 2001. Options will only be granted under the Plan in 2001 if a new director joins the Board of Directors after approval of plan by the stockholders and cancellation of the 1992 Non-Employee Director Plan. Listed below are the benefits that would have been received if the 2001 Stock Option Plan had been in effect during the fiscal year ended December 31, 2000. The dollar value was computed using the closing price of our common stock on December 29, 2000, which was $1.594.

                      2001  NON-EMPLOYEE  DIRECTOR  STOCK  OPTION  PLAN

                       NAME AND POSITION                       DOLLAR VALUE($)   NUMBER OF UNITS
                       -----------------                      -----------------  ---------------
Shawn F. Javid, President and Chief Executive Officer                       ---              ---
Charles J. Digate, Chairman of the Board of Directors                       ---              ---
Christopher H. Covington, Director                            $          31,880           20,000
Samuel R. Meshberg, Director                                                ---              ---
Mark C. Ozur, Director                                                      ---              ---
Arthur H. Reidel, Director                                                  ---              ---
Sarwat H. Ramadan, Chief Financial Officer, Vice President,
     Treasurer and Clerk                                                    ---              ---
Dermot P. O'Grady, Chief Financial Officer, Vice President,
     Treasurer and Clerk (until March 2001)                                 ---              ---
Robert P. Orlando, Chief Financial Officer, Vice President,
     Treasurer and Clerk (until April 2000)                                 ---              ---
Peter Hallett, Vice President Marketing and Business
     Development                                                            ---              ---
James Christian Randles, Vice President (until January
     2001)                                                                  ---              ---

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADOPTION OF THE 2001 NON-EMPLOYEE DIRECTOR PLAN.

INTERESTS  OF  DIRECTORS  IN  THE  PROPOSAL

     The non-employee directors of Insightful will benefit from the adoption of this proposal because they will receive annual grants of options under the 2001 Non-Employee Director Plan. These grants will be for the same number of shares currently granted under the 1992 Non-Employee Director Plan. The grants are automatic, and the amount of each grant can only be modified with the approval of the stockholders.

     The following is a summary description of the 2001 Non-Employee Director Plan, which is qualified in its entirety by reference to the complete text of the 2001 Non-Employee Director Plan which is attached as Appendix G to this proxy statement.

                 SUMMARY OF THE 2001 NON-EMPLOYEE DIRECTOR PLAN

PURPOSE

The purpose of the 2001 Non-Employee Director Plan is to encourage opportunities for our non-employee directors to obtain our stock pursuant to the 2001 Non-Employee Director Plan.

SHARES  SUBJECT  TO  THE  2001  NON-EMPLOYEE  DIRECTOR  PLAN.

     The Board of Directors has reserved a maximum of 200,000 shares of our common stock for issuance under the 2001 Non-Employee Director Plan.

ELIGIBILITY

     The 2001 Non-Employee Director Plan provides for the automatic grant of non-qualified stock options (NQSO Options) to our non-employee directors, subject to stockholder approval as discussed below. For information concerning the United States federal income tax consequences of NQSO Options, please see below. As of March 31, 2001, 4 current non-employee directors were eligible for new grants under the 2001 Non-Employee Director Plan.

ADMINISTRATION

     Our Board of Directors will administer the 2001 Non-Employee Director Plan. The Board of Directors may delegate its authority to a committee. Grants under the 2001 Non-Employee Director Plan are automatic. Subject to the availability of shares under the 2001 Non-Employee Director Plan, (a) each person who is or becomes a member of the Board and who is not an employee or officer of Insightful shall be automatically granted on the date such person is first elected to the Board, without further action by the Board, an option to purchase 20,000 shares of our common stock and (b) each person receiving an option who remains a Non-Employee Director through each February 3rd (the Anniversary Date) shall be automatically granted on the Anniversary Date, an option to purchase
(i) 10,000 shares of our common stock if such person has been a member of the Board for an entire year prior to the Anniversary Date, subject to the availability of shares under this 2001 Non-Employee Director Plan, or (ii) an amount equal to the full number of months such Director has served on the Board for a one-year period preceding such Anniversary Date, divided by 12 and multiplied by 10,000, and if such number is a fraction, rounded up to the next highest whole number, subject to the availability of shares under this Plan.

     These options will be the only options to be granted at any time under the 2001 Non-Employee Director Plan.

OPTION  PRICE  AND  DURATION

     The exercise price per share for each NQSO Option granted under the 2001 Non-Employee Director Plan will be the fair market value per share of common stock on the date of such grant. Each NQSO Option expires on the later of the date that is ten years from the date of grant or 180 days after the Director ceases to be a Member of the Board of Directors.

EXERCISABILITY  OF  SHARES

     The options vest on the date of grant. An NQSO Option shall be exercisable in whole or in part by giving written notice to us at our principal executive office, stating the number of shares with respect to which the NQSO Option is being exercised, accompanied by payment in full for such shares.

AMENDMENT  AND  TERMINATION

     Our Board of Directors may from time to time adopt amendments, certain of which are subject to stockholder approval, and may terminate the 2001 Non-Employee Director Plan at any time. Any shares subject to a NQSO Option which for any reason expires or terminates unexercised may again be available for future grants under the 2001 Non-Employee Director Plan. No NQSO Options may be granted under the 2001 Non-Employee Director Plan after April 5, 2011.

UNITED  STATES  FEDERAL  INCOME  TAX  CONSEQUENCES

     The following discussion summarizes certain United States federal income tax considerations for persons receiving options under the 2001 Stock Option Plan and certain tax effects on us, based upon the provisions of the Code as in effect on the date of this proxy statement, current regulations and existing administrative rulings of the Internal Revenue Service. However, this summary is not intended to be a complete discussion of all the United States federal income tax consequences of these plans.

                            NON-QUALIFIED OPTIONS:

1. The optionee generally does not recognize any taxable income upon the grant of an option, and we are not entitled to a federal income tax deduction by reason of such grant.

2. The optionee generally will recognize ordinary income at the time of exercise of an option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. We may be required to withhold income tax on this amount.

3. When the optionee sells the shares acquired upon exercise of an option, he or she generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee's holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

4. We generally should be entitled to a federal income tax deduction when ordinary income is recognized by the optionee.

5. An optionee may be entitled to exercise an option by delivering shares of our common stock to us in payment of the exercise price if the optionee's NQSO agreement so provides. If an optionee exercises an option in such fashion, special rules will apply.

6. Special rules apply if the shares acquired upon the exercise of an option are subject to vesting, or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.


             PROPOSAL TO ADOPT THE 2001 EMPLOYEE STOCK PURCHASE PLAN

     We currently maintain the 1992 Employee Stock Purchase Plan under which our employees may receive grants to purchase shares of our common stock. On March
6, 2001, our Board of Directors adopted, subject to the approval of the stockholders, our 2001 Employee Stock Purchase Plan to replace the 1992 Employee Stock Purchase Plan. The 2001 Stock Purchase Plan provides for up to 123,000 shares of our common stock to be reserved for the purchase of our common stock.

     We are asking the stockholders to approve the 2001 Employee Stock Purchase Plan because, as of March 31, 2001, only 123,000 shares remained available for grant under the 1992 Employee Stock Purchase Plan, which expires in 2002. We believe that providing employees with an opportunity to purchase shares of our stock through a structure, regular buying program not only provides employees with an efficient method of making equity purchases in Insightful, but also increases employee motivation and retention through aligning the interest of employees with the interests of stockholders. Our Board of Directors believes that the 2001 Employee Stock Purchase Plan provides sufficient shares to permit our employees to continue to make equity purchases of our stock. If the 2001 Employee Stock Purchase Plan is adopted at the meeting, the 1992 Employee Stock Purchase Plan will be terminated effective _______ __, 2001. If the stockholders do not approve the 2001 Employee Stock Purchase Plan, the 1992 Employee Stock Purchase Plan will continue in full force and effect until its expiration on December 2, 2002 although the last purchase period under the 1992 Employee Stock Purchase Plan will end on August 31, 2002.

     While the Board of Directors is aware of and has considered the potential dilutive effective of grants and subsequent purchases made under the 2001
Employee Stock Purchase Plan, it also recognizes the performance and motivational benefits of equity purchases and believe that the new plan and the proposed increase in available shares is appropriate under the circumstances.

     The affirmative vote of a majority of shares of our common stock represented in person or by proxy at the meeting and voting will be required to approve the adoption of the 2001 Employee Stock Purchase Plan.

NEW  PLAN  BENEFITS

     The amount of benefits to be received by any of the persons listed below pursuant to the 2001 Employee Stock Purchase Plan cannot be determined at this time. Listed below are the benefits that would have been received if the 2001 Employee Stock Purchase Plan had been in effect during the fiscal year ended December 31, 2000. The dollar value was computed using the closing price of our common stock on December 29, 2000, which was $1.594.

                               2001  EMPLOYEE  STOCK  PURCHASE  PLAN

             NAME AND POSITION                                 DOLLAR VALUE($)  NUMBER OF UNITS
             -----------------                                ----------------  ---------------

Shawn F. Javid, President and Chief Executive Officer                      ---              ---
Charles J. Digate, Chairman of the Board of Directors                      ---              ---
Christopher H. Covington, Director                                         ---              ---
Samuel R. Meshberg, Director                                               ---              ---
Mark C. Ozur, Director                                                     ---              ---
Arthur H. Reidel, Director                                                 ---              ---
Sarwat H. Ramadan, Chief Financial Officer, Vice President,
     Treasurer and Clerk                                                   ---              ---
Dermot P. O'Grady, Chief Financial Officer, Vice President,
     Treasurer and Clerk (until 2001)                                      ---              ---
Robert P. Orlando, Chief Financial Officer, Vice President,
     Treasurer and Clerk (until April 2000)                                ---              ---
Peter Hallett, Vice President Marketing and Business
     Development                                                           ---              ---
James Christian Randles, Vice President (until January
     2001)                                                                 ---              ---

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
      SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ADOPT THE 2001 EMPLOYEE STOCK
                                  PURCHASE PLAN

INTERESTS  OF  DIRECTORS  AND  OFFICERS  IN  THE  PROPOSAL

     Our officers, but not our non-employee directors, may participate in the 2001 Employee Stock Purchase Plan and thus may benefit from the adoption of the 2001 Employee Stock Purchase Plan.

     The following is a summary description of the 2001 Employee Stock Purchase Plan, which is qualified in its entirety by reference to the complete text of the 2001 Employee Stock Purchase Plan.

                SUMMARY OF THE 2001 EMPLOYEE STOCK PURCHASE PLAN

PURPOSE

     The purpose of the 2001 Employee Stock Purchase Plan is to encourage our employees to obtain our stock pursuant to the 2001 Employee Stock Purchase Plan.

SHARES  SUBJECT  TO  THE  2001  EMPLOYEE  STOCK  PURCHASE  PLAN

     Shares subject to the 2001 Employee Stock Purchase Plan may either be authorized but unissued shares or shares that we once issued and subsequently reacquired. Under the 2001 Employee Stock Purchase Plan, 123,000 shares of common stock will be available for grants.

ELIGIBILITY

     Each of our employees is eligible to participate in the 2001 Employee Stock Purchase Plan, provided such employee (a) is regularly scheduled to work at least 20 hours each week and at least five months in the calendar year and (b) immediately after the grant of an option to him under the 2001 Employee Stock Purchase Plan, he or she would own less than 5 percent of the total combined voting power or value of all classes of our stock. As of March 31, 2001, there were approximately 140 employees eligible to participate in the 2001 Employee Stock Purchase Plan. An eligible employee may elect to become a participant in the 2001 Employee Stock Purchase Plan by filing an election form authorizing specified regular payroll deductions over the next purchase period. Unless an employee files a new election form or withdraws from the 2001 Employee Stock Purchase Plan, the election form continues from one purchase period to the next as long as the 2001 Employee Stock Purchase Plan remains in effect. An employee may authorize payroll deductions in an amount of not less than 1% but not more than 10% of his total compensation, including base pay or salary and any bonuses or commissions. Deductions may not be increased or decreased during a purchase period, but a participant may withdraw in full from the 2001 Employee Stock Purchase Plan at any time. A participant may not make cash contributions or payments to the 2001 Employee Stock Purchase Plan.

ADMINISTRATION

     The 2001 Employee Stock Purchase Plan will be administered by the Compensation Committee or the Board of Directors, which will have authority to interpret the 2001 Employee Stock Purchase Plan.

TERMS  AND  CONDITIONS  OF  PARTICIPATION  PARTICIPANT  ACCOUNTS

     The Compensation Committee will establish a bookkeeping account for each participant and credit such participant's payroll deductions to his account. Any funds actually held in accounts will remain part of our general assets, and we may use such assets for any corporate purpose. No interest will accrue or be paid on any payroll deductions contributed to the 2001 Employee Stock Purchase
Plan  or  credited  to  the  account  of  any  participant.

PURCHASE  PERIODS

     The purchase periods during which payroll deductions are accumulated under the 2001 Employee Stock Purchase Plan are the six-month periods commencing and ending on or about March 1 to August 30 and September 1 to February 28 of each year.

GRANT  OF  OPTIONS

     On the first business day of each purchase period, we will grant to each participant in the 2001 Employee Stock Purchase Plan an option to purchase on the last day of such purchase period a maximum of 2,000 shares of our common stock. The participant will be entitled to exercise such option to the extent that the participant's accumulated payroll deductions on the last day of such purchase period are sufficient to do so; provided, however, that if the
                                                --------   -------
participant's accumulated payroll deductions would enable the participant to purchase more than 2,000 shares, the excess of the amount of the accumulated payroll deductions will be refunded to the participant, without interest. The option price for each purchase period will be the lesser of (a) 85% of the fair market value of our common stock on the first business day of the purchase period or (b) 85% of the fair market value of our common stock on the last business day of the purchase period.

EXERCISE  OF  OPTIONS

     Each eligible employee who continues to be a participant in the 2001 Employee Stock Purchase Plan on the last business day of a purchase period will be deemed to have exercised his option on such date for such number of full shares of common stock as his accumulated payroll deductions on such date will pay for at the option price, subject to the 2,000-share limit of the option. Only full shares of common stock may be purchased under the 2001 Employee Stock Purchase Plan. Unused payroll deductions remaining in an employee's account at the end of a purchase period (other than amounts refunded to the employee as described above) will be carried forward to the succeeding purchase period.

SPECIAL  LIMITATIONS

     No option will be granted to a participant if such option, when combined with all other options granted under Code Section 423 employee stock purchase plans, would permit such participant to purchase shares of common stock having a fair market value in excess of $25,000 per year.

WITHDRAWALS

     An employee may withdraw from the 2001 Employee Stock Purchase Plan at any time prior to the last business day of each purchase period by giving a withdrawal notice, in which event we will refund the entire balance of the employee's deductions not previously used to purchase stock under the 2001 Employee Stock Purchase Plan. To re-enter the 2001 Employee Stock Purchase Plan, an employee who has previously withdrawn must file a new authorization at least ten days before the beginning date of the next purchase period. A participant who elects to withdraw from the 2001 Employee Stock Purchase Plan may not participate again until the beginning of the next purchase period.

ADJUSTMENTS

     If the shares of common stock are subdivided or combined into a greater or smaller number of shares or if, upon a reorganization, split-up, liquidation, recapitalization or the like, shares of common stock are exchanged for any other of our securities, each optionee will be entitled to purchase such number of shares of common stock or amount of other securities as were exchangeable for the number of shares of common stock such optionee would otherwise have been entitled to purchase, and appropriate adjustments will be made in the exercise price per share to reflect such subdivision, combination or exchange. In the event of a stock dividend, each optionee upon exercising such an option will be entitled to receive the shares as to which he is exercising the option and the stock dividend on such shares. In any of the above events, appropriate adjustments will also be made to the number of shares available for purchase under the 2001 Employee Stock Purchase Plan. Any of the above adjustments will be made only to the extent that they will not require shareholder approval under
Section 424 of the Code. In the event of an acquisition of all or substantially all of our stock or assets, the compensation committee will either (a) make appropriate provision for the continuation of options outstanding under the 2001 Employee Stock Purchase Plan by arranging for the substitution of consideration upon exercise or (b) terminate all outstanding options in exchange for a cash payment equal to the excess of the fair market value of the option shares over the exercise price of the options (determined with reference only to the first business day of the applicable purchase period).

DELIVERY  OF  COMMON  STOCK;  SHAREHOLDER  RIGHTS

     As soon as practicable after the end of each purchase period, we will either issue to each participant the shares of common stock, if any, purchased for such participant. Upon issuance of such shares, the participant will have all of the rights and privileges of a shareholder with respect to the shares. RESTRICTIONS ON TRANSFER

     An employee's rights under the 2001 Employee Stock Purchase Plan may not be transferred other than by will or the laws of descent and distribution. Any option granted under the 2001 Employee Stock Purchase Plan to an employee may be exercised, during the employee's lifetime, only by the employee.

TERMINATION  OF  EMPLOYEE'S  RIGHTS

     An employee's rights under the 2001 Employee Stock Purchase Plan will terminate when he ceases to be an employee because of retirement, voluntary or involuntary termination, resignation, lay-off, discharge, death, change of status or for any other reason, except that if an employee is on a bona fide leave of absence from work for up to 90 days, or for so long as the participant's right to re-employment is guaranteed either by statute or by contract, if longer than 90 days, he will be deemed to be a participant in the 2001 Employee Stock Purchase Plan on the last day of that purchase period. A withdrawal notice will be considered as having been received from the employee on the day his employment ceases, and all payroll deductions not used to purchase shares will be refunded without interest. If an employee's payroll deductions are interrupted by any legal process, a withdrawal notice will be considered as having been received from the employee on the day the interruption occurs.

TERMINATION  AND  AMENDMENT

     Unless  terminated  sooner  as  provided  below,  the  2001  Employee Stock
Purchase  Plan  will  terminate  on  February  28, 2012. The 2001 Employee Stock
Purchase Plan may be terminated at any time by the board, but such termination will not affect options then outstanding. The 2001 Employee Stock Purchase Plan will terminate in any case when all or substantially all of the unissued shares of stock reserved for the purposes of the 2001 Employee Stock Purchase Plan have been purchased. If at any time shares of stock reserved for the 2001 Employee Stock Purchase Plan remain available for purchase but not in sufficient number to satisfy all unfilled purchase requirements, the available shares will be apportioned among participants in proportion to their options and the 2001 Employee Stock Purchase Plan will terminate. Upon termination, all payroll deductions not used to purchase stock will be refunded. The compensation committee or the board may from time to time amend the 2001 Employee Stock Purchase Plan, provided that, without shareholders' approval, no amendment may
(a) increase the number of shares that may be issued or change the class of employees eligible to receive options under the 2001 Employee Stock Purchase Plan or (b) cause Rule 16b-3 under the Exchange Act to become inapplicable to the 2001 Employee Stock Purchase Plan.

FEDERAL  INCOME  TAX  EFFECTS

     The 2001 Employee Stock Purchase Plan is intended to qualify for the favorable federal income tax consequences of Code Section 423. Neither the grant nor the exercise of options granted under the 2001 Employee Stock Purchase Plan will have a tax impact on the participant or us. A participant receives a tax basis in the purchased stock equal to his own contributions. If a participant disposes of the stock acquired upon the exercise of his options more than two years from the date of grant and one year from the date of exercise (the "required holding period"), then the participant will recognize as ordinary income the amount by which the lesser of (a) the fair market value of the stock at the time of disposition or (b) the fair market value of the stock at the date of grant (i.e., at the beginning of the purchase period) exceeds the participant's tax basis in such stock. Any gain in addition to this amount will be treated as a capital gain. If a participant holds stock at the time of his death, the required holding period will automatically be deemed to have been satisfied and ordinary income must be realized by the participant in the amount by which the lesser of (a) the fair market value of the stock at the time of death or (b) the fair market value of the stock at the date of grant (i.e., at the beginning of the purchase period) exceeds the participant's tax basis in such stock. We will not be entitled to a deduction if the holding period requirements are satisfied. If a participant disposes of stock before the required holding period, then the participant must recognize as ordinary income the excess of the fair market value of the stock on the date of exercise of the option over the participant's tax basis in such stock. Any additional gain will be treated as long-term or short-term capital gain or loss, as the case may be. We will be allowed a deduction equal to the amount of ordinary income recognized by the participant (subject to the provisions of Section 162(m) of the Code). At the time the option is exercised, in whole or in part, or at the time some or all of the common stock issued under the 2001 Employee Stock Purchase Plan is disposed of, the participant must make adequate provision for our federal, state or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of such stock. At any time, we may, but will not be obligated to, withhold from the participant's compensation the amount necessary for us to meet applicable withholding obligations, including any withholding required to make available to us any tax deductions or benefits attributable to sale or early disposition of common stock by the participant.

                     RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors has selected the firm of Arthur Andersen LLP, independent certified public accountants, to serve as auditors for the fiscal year ending December 31, 2001. Arthur Andersen LLP has served as the Corporation's auditors since 1984. It is expected that a member of the firm will be present at the meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                        RATIFICATION OF THIS SELECTION.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock (collectively, "Reporting Persons") to file with the Commission initial reports of ownership and reports of changes in ownership of our common stock. Such persons are required by regulations of the Commission to furnish us with copies of all such filings. Based on its review of the copies of such filings received by it with respect to the fiscal year ended December 31, 2000 and written representations from certain Reporting Persons, we believe that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended December 31, 2000.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at our next Annual Meeting of Stockholders of the Corporation pursuant to Securities Exchange Act Rule 14a-8 must be received at our principal executive offices not later than _____________, 200__. In order to curtail controversy as to the date on which a proposal was received by us, we suggest that proponents submit their proposals by certified mail, return receipt requested.

                           EXPENSES AND SOLICITATION

     The cost of solicitation of proxies will be borne by us, and, in addition to soliciting stockholders by mail through its regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have our stock registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation. We may, if appropriate, retain an independent proxy solicitation firm to assist in soliciting proxies. If we do so, we will pay such firm's customary fees and expenses.

                                   APPENDIX A
                                   ----------



                                 MATHSOFT, INC.

                             AUDIT COMMITTEE CHARTER


A.     PURPOSE  AND  SCOPE

     The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors in fulfilling its responsibilities by reviewing: (i) the financial reports provided by the Corporation to the Securities and Exchange Commission ("SEC"), the Corporation's shareholders or to the general public, and
(ii)  the  Corporation's  internal  financial  and  accounting  controls.

B.     COMPOSITION

     The Committee shall be comprised of a minimum of three directors as appointed by the Board of Directors, who shall meet the independence and audit committee composition requirements under any rules or regulations of The NASDAQ National Market, as in effect from time to time, and shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

     All members of the Committee shall either (i) be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement, or (ii) be able to do so within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall have employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     The Board may appoint one member who does not meet the independence requirements set forth above and who is not a current employee of the Corporation or an immediate family member of such employee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required in the best interests of the Corporation and its shareholders. The Board shall disclose in the next proxy statement after such determination the nature of the relationship and the reasons for the determination.

     The members of the Committee shall be elected by the Board of Directors at the meeting of the Board of Directors following each annual meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

C.     RESPONSIBILITIES  AND  DUTIES

     To  fulfill  its  responsibilities  and  duties  the  Committee  shall:

Document  Review
----------------

1. Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually (and update this Charter if and when appropriate).

2. Review with representatives of management and representatives of the independent accounting firm the Corporation's audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K. After such review and discussion, the Committee shall recommend to the Board of Directors whether such audited financial statements should be published in the Corporation's annual report on Form 10-K. The Committee shall also review the Corporation's quarterly financial statements prior to their inclusion in the Corporation's quarterly SEC filings on Form 10-Q.

3. Take steps designed to insure that the independent accounting firm reviews the Corporation's interim financial statements prior to their inclusion in the Corporation's quarterly reports on Form 10-Q.

Independent  Accounting  Firm
-----------------------------

4. Recommend to the Board of Directors the selection of the independent accounting firm, and approve the fees and other compensation to be paid to the independent accounting firm. The Committee shall have the ultimate authority and responsibility to select, evaluate and, when warranted, replace such independent accounting firm (or to recommend such replacement for shareholder approval in any proxy statement).

5. On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the Corporation consistent with Independence Standards Board ("ISB") Standard 1. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact its independence. The Committee shall take, or recommend that the Board of Directors take, appropriate action to oversee the independence of the independent accounting firm.

6. On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards ("SAS") 61, as it may be modified or supplemented.

7. Meet with the independent accounting firm prior to the audit to review the planning and staffing of the audit.

8. Evaluate the performance of the independent accounting firm and recommend to the Board of Directors any proposed discharge of the independent accounting firm when circumstances warrant. The independent accounting firm shall be ultimately accountable to the Board of Directors and the Committee.

Financial  Reporting  Processes
-------------------------------

9. In consultation with the independent accounting firm and management, review annually the adequacy of the Corporation's internal financial and accounting controls.


Compliance
----------

10. To the extent deemed necessary by the Committee, it shall have the authority to engage outside counsel and/or independent accounting consultants to review any matter under its responsibility.

Reporting
---------

11. Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the audit committee to be included in the Corporation's annual proxy statement for each annual meeting of stockholders occurring after December 14, 2000.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

                                   APPENDIX B

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                             INSIGHTFUL CORPORATION


                                   * * * * * *


     I, Shawn F. Javid, President of Insightful Corporation (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, do hereby certify that the Certificate of Incorporation of Insightful Corporation has been amended, and restated as amended, in accordance with provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware, and, as amended and restated, is set forth in its entirety as follows:

     FIRST.     The  name  of  the  Corporation  is  Insightful  Corporation.

     SECOND. The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 21,000,000 shares, consisting of 20,000,000 shares of Common Stock with a par value of $.01 per share (the "Common Stock") and 1,000,000 shares of Preferred Stock with a par value of $.01 per share (the "Preferred Stock").

     A description of the respective classes of stock and a statement of the designations, powers, preferences and rights, and the qualifications, limitations and restrictions of the Preferred Stock and Common Stock are as follows:

     A.     COMMON  STOCK
            -------------

     1.     GENERAL.  All  shares  of  Common  Stock  will be identical and will
            -------
entitle the holders thereof to the same rights, powers and privileges. The rights, powers and privileges of the holders of the Common Stock are subject to and qualified by the rights of holders of the Preferred Stock.

     2.     DIVIDENDS.  Dividends  may  be declared and paid on the Common Stock
            ---------
from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

     3.     DISSOLUTION,  LIQUIDATION  OR  WINDING  UP.  In  the  event  of  any
            ------------------------------------------
dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, each issued and outstanding share of Common Stock shall entitle the holder thereof to receive an equal portion of the net assets of the Corporation available for distribution to the holders of Common
Stock,  subject  to  any  preferential  rights of any then outstanding Preferred
Stock.

     4.     VOTING  RIGHTS.  Except as otherwise required by law or this Amended
            --------------
and Restated Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held of record by such holder on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation. Except as otherwise required by law or provided herein, holders of Common Stock shall vote together with holders of the Preferred Stock as a single class, subject to any special or preferential voting rights of any then outstanding Preferred Stock. There shall be no cumulative voting.

     B.     PREFERRED  STOCK
            ----------------

     The Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors of the Corporation may determine. Each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. Except as otherwise provided in this Amended and Restated Certificate of Incorporation, different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes.

     The Board of Directors is expressly authorized to provide for the issuance of all or any shares of the undesignated Preferred Stock in one or more series, each with such designations, preferences, voting powers (or special, preferential or no voting powers), relative, participating, optional or other special rights and privileges and such qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions adopted by the Board of Directors to create such series, and a certificate of said resolution or resolutions (a "Certificate of Designation") shall be filed in accordance with the General Corporation Law of the State of Delaware. The authority of the Board of Directors with respect to each such series shall include, without limitation of the foregoing, the right to provide that the shares of each such series may be: (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock of the Corporation at such price or prices or at such rates of exchange and with such adjustments, if any; (v) entitled to the benefit of such limitations, if any, on the issuance of additional shares of such series or shares of any other series of Preferred Stock; or (vi) entitled to such other preferences, powers, qualifications, rights and privileges, all as the Board of Directors may deem advisable and as are not inconsistent with law and the provisions of this Amended and Restated Certificate of Incorporation.

     FIFTH.     The  Corporation  is  to  have  perpetual  existence.

     SIXTH. The following provisions are included for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its Board of Directors and stockholders:

          1. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors of the Corporation.

          2. The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the By-laws of the Corporation, subject to any limitation thereof contained in the By-laws. The stockholders shall also have the power to adopt, amend or repeal the By-laws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or
--------   -------
series of stock of the Corporation required by law or by this Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the By-laws of the Corporation.

          3. Stockholders of the Corporation may not take any action by written consent in lieu of a meeting.

          4. Special meetings of stockholders may be called at any time only by the President, the Chairman of the Board of Directors (if any) or a majority of the Board of Directors. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

          5. The books of the Corporation may be kept at such place within or without the State of Delaware as the By-laws of the Corporation may provide or as may be designated from time to time by the Board of Directors of the Corporation.

     SEVENTH.

     1.     NUMBER OF DIRECTORS.  The number of directors which shall constitute
            -------------------
the whole Board of Directors shall be determined by resolution of a majority of the Board of Directors, but in no event shall the number of directors be less than three. The number of directors may be decreased at any time and from time to time by a majority of the directors then in office, but only to eliminate vacancies existing by reason of the death, resignation, removal or expiration of the term of one or more directors. The directors shall be elected at the annual meeting of stockholders by such stockholders as have the right to vote on such election. Directors need not be stockholders of the Corporation.

     2.     CLASSES  OF  DIRECTORS.  The  Board  of  Directors  shall  be and is
            ----------------------
divided into three classes: Class I, Class II and Class III. No one class shall have more than one director more than any other class.

     3.     ELECTION  OF  DIRECTORS.  Elections  of  directors  need  not  be by
            -----------------------
written ballot except as and to the extent provided in the By-laws of the Corporation.

     4.     TERMS OF OFFICE.  Each director shall serve for a term ending on the
            ---------------
date of the third annual meeting following the annual meeting at which such director was elected; provided, however, that each initial director in Class I shall serve for a term ending on the date of the annual meeting next following the end of the Corporation's fiscal year ending December 31, 2002; each initial director in Class II shall serve for a term ending on the date of the annual meeting next following the end of the Corporation's fiscal year ending December 31, 2003; and each initial director in Class III shall serve for a term ending on the date of the annual meeting next following the end of the Corporation's fiscal year ending December 31, 2001.

     5.     ALLOCATION  OF  DIRECTORS AMONG CLASSES IN THE EVENT OF INCREASES OR
            --------------------------------------------------------------------
DECREASES  IN THE NUMBER OF DIRECTORS.  In the event of any increase or decrease
-------------------------------------
in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as director of the class of which he or she is a member until the expiration of such director's current term or his or her prior death, removal or resignation and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of directors so as to ensure that no one class has more than one director more than any other class. To the extent possible, consistent with the foregoing rule, any newly created directorships shall be added to those classes whose terms of office are to expire at the earliest dates following such allocation , unless otherwise provided for from time to time by resolution adopted by a majority of the directors then in office, though less than a quorum. No decrease in the number of directors constituting the whole Board of Directors shall shorten the term of an incumbent Director.

     6.     TENURE.  Notwithstanding  any  provisions  to the contrary contained
            ------
herein, each director shall hold office until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

     7.     VACANCIES.  Unless and until filled by the stockholders, any vacancy
            ---------
in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board of Directors, may be filled only by vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office, if applicable, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

     8.     QUORUM.  A  majority  of  the  total  number  of  the whole Board of
            ------
Directors shall constitute a quorum at all meetings of the Board of Directors. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified; provided, however, that in no case shall less than one-third (1/3) of the number so fixed constitute a quorum. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

     9.     ACTION  AT  MEETING.  At  any  meeting  of the Board of Directors at
            -------------------
which a quorum is present, the vote of a majority of those present shall be sufficient to take any action, unless a different vote is specified by law or the Corporation's By-laws.

     10.     REMOVAL.  Any  one  or  more or all of the directors may be removed
             -------
without cause only by the holders of at least seventy-five percent (75%) of the shares then entitled to vote at an election of directors. Any one or more or all of the directors may be removed with cause only by the holders of at least seventy five percent (75%) of the shares then entitled to vote at an election of directors.

     11.     STOCKHOLDER NOMINATIONS AND INTRODUCTION OF BUSINESS, ETC.  Advance
             ----------------------------------------------------------
notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided in the By-laws of the Corporation.

     12.     RIGHTS  OF  PREFERRED  STOCK.  The  provisions  of this Article are
             ----------------------------
subject to the rights of the holders of any series of Preferred Stock from time to time outstanding.

     EIGHTH.     No  director  (including  any  advisory  director)  of  the
Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director notwithstanding any provision of law imposing such liability; provided, however, that, to the extent provided by applicable law, this provision shall not eliminate the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

     NINTH. The Board of Directors of the Corporation, when evaluating any offer of another party (a) to make a tender or exchange offer for any equity security of the Corporation or (b) to effect a business combination, shall, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation as whole, be authorized to give due consideration to any such factors as the Board of Directors determines to be relevant, including, without limitation:

          (i) the interests of the Corporation's stockholders, including the possibility that these interests might be best served by the continued independence of the Corporation;

          (ii) whether the proposed transaction might violate federal or state laws;

          (iii) not only the consideration being offered in the proposed transaction, in relation to the then current market price for the outstanding capital stock of the Corporation, but also to the market price for the capital stock of the Corporation over a period of years, the estimated price that might be achieved in a negotiated sale of the Corporation as a whole or in part or through orderly liquidation, the premiums over market price for the securities of other corporations in similar transactions, current political, economic and other factors bearing on securities prices and the Corporation's financial condition and future prospects; and

          (iv) the social, legal and economic effects upon employees, suppliers, customers, creditors and others having similar relationships with the Corporation, upon the communities in which the Corporation conducts its business and upon the economy of the state, region and nation.

In connection with any such evaluation, the Board of Directors is authorized to conduct such investigations and engage in such legal proceedings as the Board of Directors may determine.

     TENTH.

     1.     ACTIONS,  SUITS AND PROCEEDINGS OTHER THAN BY OR IN THE RIGHT OF THE
            --------------------------------------------------------------------
CORPORATION.  The  Corporation shall indemnify each person who was or is a party
-----------
or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a
          ----  ----------
presumption that the person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. Notwithstanding anything to the contrary in this Article, except as set forth in Section 6 below, the Corporation shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by the Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation.

     2.     ACTIONS  OR  SUITS  BY  OR  IN  THE  RIGHT  OF THE CORPORATION.  The
            --------------------------------------------------------------
Corporation shall indemnify any Indemnitee who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees) and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses (including attorneys' fees) which the Court of Chancery of Delaware or such other court shall deem proper.

     3.     INDEMNIFICATION  FOR  EXPENSES OF SUCCESSFUL PARTY.  Notwithstanding
            --------------------------------------------------
the other provisions of this Article, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, he shall be indemnified against all expenses (including attorneys'
fees) actually and reasonably incurred by him or on his behalf in connection therewith. Without limiting the foregoing, if any action, suit or proceeding is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to the Indemnitee, (ii) an adjudication that the Indemnitee was liable to the Corporation, (iii) a plea of guilty or nolo contendere by the Indemnitee, (iv) an adjudication that the
            ----  ----------
Indemnitee did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and (v) with respect to any criminal proceeding, an adjudication that the Indemnitee had reasonable cause to believe his conduct was unlawful, the Indemnitee shall be considered for the purpose hereof to have been wholly successful with respect thereto.

     4.     NOTIFICATION  AND DEFENSE OF CLAIM.  As a condition precedent to his
            ----------------------------------
right to be indemnified, the Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity will or could be sought. With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee. After notice from the Corporation to the Indemnitee of its election so to assume such defense, the Corporation shall not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with such claim, other than as provided below in this Section 4. The Indemnitee shall have the right to employ his own counsel in connection with such claim, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Corporation, (ii) counsel to the Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and the Indemnitee in the conduct of the defense of such action or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel for the Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Article. The Corporation shall not be entitled, without the consent of the Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for the Indemnitee shall have reasonably made the conclusion provided for in clause
(ii)  above.

     5.     ADVANCE  OF EXPENSES.  Subject to the provisions of Section 6 below,
            --------------------
in  the  event  that  the  Corporation  does  not assume the defense pursuant to
Section 4 of this Article of any action, suit, proceeding or investigation of which the Corporation receives notice under this Article, any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter, provided, however, that the payment of such expenses incurred by an Indemnitee
--------   -------
in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article. Such undertaking may be accepted without reference to the financial ability of such person to make such repayment.

     6.     PROCEDURE  FOR  INDEMNIFICATION.  In order to obtain indemnification
            -------------------------------
or advancement of expenses pursuant to Section 1, 2, 3 or 5 of this Article, the Indemnitee shall submit to the Corporation a written request, including in such request such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification or advancement of expenses. Any such indemnification or advancement of expenses shall be made promptly, and in any event within 60 days after receipt by the Corporation of the written request of the Indemnitee, unless with respect to requests under Section 1, 2 or 5 the Corporation determines, by clear and convincing evidence, within such 60-day period that the Indemnitee did not meet the applicable standard of conduct set forth in Section 1 or 2, as the case may be. Such determination shall be made in each instance by (a) a majority vote of the directors of the Corporation who are not at that time parties to the action, suit or proceeding in question ("disinterested directors"), even though less than a quorum, (b) if there are no such disinterested directors, or if such disinterested directors so direct, by independent legal counsel (who may be regular legal counsel to the corporation) in a written opinion, (c) a majority vote of a quorum of the outstanding shares of stock of all classes entitled to vote for directors, voting as a single class, which quorum shall consist of stockholders who are not at that time parties to the action, suit or proceeding in question, or (d) a court of competent jurisdiction.

     7.     REMEDIES.  The  right  to  indemnification or advances as granted by
            --------
this Article shall be enforceable by the Indemnitee in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within the 60-day period referred to above in
Section 6. Unless otherwise provided by law, the burden of proving that the Indemnitee is not entitled to indemnification or advancement of expenses under this Article shall be on the Corporation. Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because the Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to Section 6 that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. The Indemnitee's expenses (including attorneys' fees) incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

     8.     SUBSEQUENT  AMENDMENT.  No  amendment, termination or repeal of this
            ---------------------
Article or of the relevant provisions of the General Corporation Law of the State of Delaware or any other applicable laws shall affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

     9.     OTHER  RIGHTS.  The  indemnification  and  advancement  of  expenses
            -------------
provided by this Article shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in any other capacity while holding office for the Corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of the Indemnitee. Nothing contained in this Article shall be deemed to prohibit, and the Corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification rights and procedures different from those set forth in this Article. In addition, the Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article.

     10.     PARTIAL  INDEMNIFICATION.  If  an  Indemnitee is entitled under any
             ------------------------
provision of this Article to indemnification by the Corporation for some or a portion of the expenses (including attorneys' fees), judgments, fines or amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with any action, suit, proceeding or investigation and any appeal therefrom but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify the Indemnitee for the portion of such expenses (including attorneys' fees), judgments, fines or amounts paid in settlement to which the Indemnitee is entitled.

     11.     INSURANCE.  The Corporation may purchase and maintain insurance, at
             ---------
its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) against any expense, liability or loss incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware.

     12.     MERGER  OR  CONSOLIDATION.  If  the  Corporation  is merged into or
             -------------------------
consolidated with another corporation and the Corporation is not the surviving corporation, the surviving corporation shall assume the obligations of the Corporation under this Article with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the date of such merger or consolidation.

     13.     SAVINGS  CLAUSE.  If  this  Article  or any portion hereof shall be
             ---------------
invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including an action by or in the right of the Corporation, to the fullest extent permitted by an applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

     14.     DEFINITIONS.  Terms  used  herein and defined in Section 145(h) and
             -----------
Section 145(i) of the General Corporation Law of the State of Delaware shall have the respective meanings assigned to such terms in such Section 145(h) and
Section  145(i).

     15.     SUBSEQUENT  LEGISLATION.  If  the  General  Corporation  Law of the
             -----------------------
State of Delaware is amended after adoption of this Article to expand further the indemnification permitted to Indemnitees, then the Corporation shall indemnify such persons to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

     ELEVENTH. The Corporation reserves the right to amend or repeal any provision contained in this Amended and Restated Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation, provided,
                                                                       --------
however,  that  in addition to any vote of the holders of any class or series of
-------
stock of the Corporation required by law, this Amended and Restated Certificate of Incorporation or a Certificate of Designation with respect to a series of Preferred Stock, the affirmative vote of the holders of shares of voting stock of the Corporation representing at least seventy-five percent (75%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to (i) reduce or eliminate the number of authorized shares of Common Stock or the number of authorized shares of Preferred Stock set forth in Article FOURTH or (ii) amend or repeal, or adopt any provision inconsistent with, Parts A and B of Article FOURTH and Articles FIFTH, SIXTH, SEVENTH, EIGHTH, NINTH, TENTH and this Article ELEVENTH of this Amended and Restated Certificate of Incorporation.

     IN WITNESS WHEREOF, the undersigned has hereunto signed his name and affirms that the statements made in this Amended and Restated Certificate of Incorporation are true under the penalties of perjury this ____ day of ____, 2001.


                                           ______________________________
                                           Shawn  F.  Javid
                                           President and Chief Executive Officer

                                   APPENDIX C



                              AMENDED AND RESTATED

                                     BY-LAWS

                                       OF

                             INSIGHTFUL CORPORATION

                                    BY-LAWS
                                    -------

                                TABLE OF CONTENTS
                                -----------------


                                                            Page
                                                            ----
ARTICLE 1 - Stockholders . . . . . . . . . . . . . . . . .     1

   Section 1.1     Place of Meetings . . . . . . . . . . .     1
   Section 1.2     Annual Meeting. . . . . . . . . . . . .     1
   Section 1.3     Special Meetings. . . . . . . . . . . .     1
   Section 1.4     Notice of Meetings. . . . . . . . . . .     1
   Section 1.5     Voting List . . . . . . . . . . . . . .     1
   Section 1.6     Quorum. . . . . . . . . . . . . . . . .     2
   Section 1.7     Adjournments. . . . . . . . . . . . . .     2
   Section 1.8     Voting and Proxies. . . . . . . . . . .     2
   Section 1.9     Action at Meeting . . . . . . . . . . .     3
   Section 1.10    Introduction of Business at Meeting . .     3
   Section 1.11    Action without Meeting. . . . . . . . .     5

ARTICLE 2 - Directors. . . . . . . . . . . . . . . . . . .     6

   Section 2.1     General Powers. . . . . . . . . . . . .     6
   Section 2.2     Number; Election and Qualification. . .     6
   Section 2.3     Classes of Directors. . . . . . . . . .     6
   Section 2.4     Terms in Office . . . . . . . . . . . .     6
   Section 2.5     Allocation of Directors Among Classes
                   in the Event of Increases or Decreases
                   in the Number of Directors. . . . . . .     6
   Section 2.6     Tenure. . . . . . . . . . . . . . . . .     7
   Section 2.7     Vacancies . . . . . . . . . . . . . . .     7
   Section 2.8     Resignation . . . . . . . . . . . . . .     7
   Section 2.9     Regular Meetings. . . . . . . . . . . .     7
   Section 2.10    Special Meetings. . . . . . . . . . . .     7
   Section 2.11    Notice of Special Meetings. . . . . . .     7
   Section 2.12    Meetings by Telephone Conference Calls.     8
   Section 2.13    Quorum. . . . . . . . . . . . . . . . .     8
   Section 2.14    Action at Meeting . . . . . . . . . . .     8
   Section 2.15    Action by Consent . . . . . . . . . . .     8
   Section 2.16    Removal . . . . . . . . . . . . . . . .     8
   Section 2.17    Committees. . . . . . . . . . . . . . .     8
   Section 2.18    Compensation of Directors . . . . . . .     8
   Section 2.19    Amendments to Article . . . . . . . . .     9

ARTICLE 3 - Officers . . . . . . . . . . . . . . . . . . .     9

   Section 3.1     Enumeration . . . . . . . . . . . . . .     9
   Section 3.2     Election. . . . . . . . . . . . . . . .     9
   Section 3.3     Qualification . . . . . . . . . . . . .     9
   Section 3.4     Tenure. . . . . . . . . . . . . . . . .     9
   Section 3.5     Resignation and Removal . . . . . . . .    10
   Section 3.6     Vacancies . . . . . . . . . . . . . . .    10
   Section 3.7     Chairman of the Board and
                   Vice-Chairman of the Board. . . . . . .    10
   Section 3.8     President . . . . . . . . . . . . . . .    10
   Section 3.9     Vice Presidents . . . . . . . . . . . .    10
   Section 3.10    Secretary and Assistant Secretaries . .    11
   Section 3.11    Treasurer and Assistant Treasurers. . .    11
   Section 3.12    Salaries. . . . . . . . . . . . . . . .    12
   Section 3.13    Action with Respect to Securities
   of Other Corporations . . . . . . . . . . . . . . . . .    12

ARTICLE 4 - Capital Stock. . . . . . . . . . . . . . . . .    12

   Section 4.1    Issuance of Stock. . . . . . . . . . . .    12
   Section 4.2    Certificates of Stock. . . . . . . . . .    12
   Section 4.3    Transfers. . . . . . . . . . . . . . . .    12
   Section 4.4    Lost, Stolen or Destroyed Certificates .    13
   Section 4.5    Record Date. . . . . . . . . . . . . . .    13

ARTICLE 5 - General Provisions . . . . . . . . . . . . . .    13

   Section 5.1    Fiscal Year. . . . . . . . . . . . . . .    13
   Section 5.2    Corporate Seal . . . . . . . . . . . . .    13
   Section 5.3    Notices. . . . . . . . . . . . . . . . .    13
   Section 5.4    Waiver of Notice . . . . . . . . . . . .    14
   Section 5.5    Evidence of Authority. . . . . . . . . .    14
   Section 5.6    Facsimile Signatures . . . . . . . . . .    14
   Section 5.7    Reliance upon Books, Reports and Records    14
   Section 5.8    Time Periods . . . . . . . . . . . . . .    14
   Section 5.9    Certificate of Incorporation . . . . . .    14
   Section 5.10   Transactions with Interested Parties . .    14
   Section 5.11   Severability . . . . . . . . . . . . . .    15
   Section 5.12   Pronouns . . . . . . . . . . . . . . . .    15

ARTICLE 6 - Amendments . . . . . . . . . . . . . . . . . .    15

   Section 6.1    By the Board of Directors. . . . . . . .    15
   Section 6.2    By the Stockholders. . . . . . . . . . .    15

                              AMENDED AND RESTATED
                              --------------------

                                     BY-LAWS
                                     -------

                                       OF
                                       --

                   Insightful Corporation (the "Corporation")


                            ARTICLE 1 - STOCKHOLDERS
                            ------------------------

     1.1     PLACE  OF  MEETINGS.  All meetings of stockholders shall be held at
             -------------------
such place within or without the State of Delaware as may be designated from time to time by the Chairman of the Board (if any), the board of directors of the Corporation (the "Board of Directors") or the President or, if not so designated, at the registered office of the Corporation.

     1.2     ANNUAL  MEETING.  The  annual  meeting  of  stockholders  for  the
             ---------------
election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held on a date to be fixed by the Chairman of the Board (if any), Board of Directors or the President (which date shall not be a legal holiday in the place where the meeting is to be held) at the time and place to be fixed by the Chairman of the Board, the Board of Directors or the President and stated in the notice of the meeting.

     1.3     SPECIAL  MEETINGS.  Special  meetings of stockholders may be called
             -----------------
at any time by the Chairman of the Board (if any), a majority of the Board of Directors or the President and shall be held at such place, on such date and at such time as shall be fixed by the Board of Directors or the person calling the meeting. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

     1.4     NOTICE  OF  MEETINGS.  Except as otherwise provided by law, written
             --------------------
notice of each meeting of stockholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. The notices of all meetings shall state the place, date and hour of the meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Corporation.

     1.5     VOTING LIST.  The officer who has charge of the stock ledger of the
             -----------
Corporation shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the metropolitan area of the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time of the meeting, and may be inspected by any stockholder who is present. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

     1.6     QUORUM.  Except  as  otherwise  provided by law, the Certificate of
             ------
Incorporation or these By-Laws, the holders of a majority of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business. Shares held by brokers which such brokers are prohibited from voting (pursuant to their discretionary authority on behalf of beneficial owners of such shares who have not submitted a proxy with respect to such shares) on some or all of the matters before the stockholders, but which shares would otherwise be entitled to vote at the meeting ("Broker Non-Votes") shall be counted, for the purpose of determining the presence or absence of a quorum, both (a) toward the total voting power of the shares of capital stock of the Corporation and (b) as being represented by proxy. If a quorum has been established for the purpose of conducting the meeting, a quorum shall be deemed to be present for the purpose of all votes to be conducted at such meeting, provided that where a separate vote by a class or classes, or series thereof, is required, a majority of the voting power of the shares of such class or classes, or series, present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter. If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the voting power of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date, or time.

     1.7     ADJOURNMENTS.  Any  meeting of stockholders may be adjourned to any
             ------------
other time and to any other place at which a meeting of stockholders may be held under these By-Laws by the stockholders present or represented at the meeting and entitled to vote, although less than a quorum, or, if no stockholder is present, by any officer entitled to preside at or to act as Secretary of such meeting. It shall not be necessary to notify any stockholder of any adjournment of less than 30 days if the time and place of the adjourned meeting are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting.

     1.8     VOTING  AND  PROXIES.  At  any  meeting  of  the stockholders, each
             --------------------
stockholder shall have one vote for each share of stock entitled to vote at such meeting held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided in the Certificate of Incorporation. Each stockholder of record entitled to vote at a meeting of stockholders, or to express consent or dissent to corporate action in writing without a meeting (to the extent not otherwise prohibited by the Certificate of Incorporation or these By-laws), may vote or express such consent or dissent in person or may authorize another person or persons to vote or act for such stockholder by written proxy executed by such stockholder or his or her authorized agent or by a transmission permitted by law and delivered to the Secretary of the Corporation. No such proxy shall be voted or acted upon after three years from the date of its execution, unless the proxy expressly provides for a longer period. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this Section 1.8 may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or reproduction shall be a complete reproduction of the entire original writing or transmission.

     In the election of directors, voting shall be by written ballot, and for any other action, voting need not be by ballot.

     1.9     ACTION  AT  MEETING.  When  a  quorum  is present at any meeting of
             -------------------
stockholders, the holders of a majority of the stock present or represented and voting on a matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, the holders of a majority of the stock of that class present or represented and voting on such matter) shall decide any matter to be voted upon by the stockholders at such meeting (other than the election of directors), except when a different vote is required by express provision of law, the Certificate of Incorporation or these By-Laws. Any election of directors by the stockholders shall be determined by a plurality of the votes cast by the stockholders entitled to vote at such election, except as otherwise provided by the Certificate of Incorporation. For the purposes of this paragraph, Broker Non-Votes represented at the meeting but not permitted to vote on a particular matter shall not be counted, with respect to the vote on such matter, in the number of (a) votes cast, (b) votes cast affirmatively, or (c) votes cast negatively.

     1.10     INTRODUCTION  OF  BUSINESS  AT  MEETINGS.

          A.     ANNUAL  MEETINGS  OF  STOCKHOLDERS.
                 ----------------------------------

               (1) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Section 1.10, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 1.10.

               (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (A)(1) of this Section 1.10, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the one hundred twentieth (120th) day nor earlier than the close of business on the one hundred fiftieth (150th) day prior to the first anniversary of the date of the proxy statement delivered to stockholders in connection with the preceding year's annual meeting; provided, however, that if either (i) the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after the first anniversary date of the preceding year's annual meeting or (ii) no proxy statement was delivered to stockholders in connection with the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth
          (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and
          (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of capital stock of the Corporation that are owned beneficially and held of record by such stockholder and such beneficial owner.

               (3) Notwithstanding anything in the second sentence of paragraph (A)(2) of this Section 1.10 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least seventy (70) days prior to the first anniversary of the preceding year's annual meeting (or, if the annual meeting is held more than thirty (30) days before or sixty (60) days after such anniversary date, at least seventy (70) days prior to such annual meeting), a stockholder's notice required by this Section 1.10 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

          B.     SPECIAL  MEETINGS OF STOCKHOLDERS.  Only such business shall be
                 ---------------------------------
          conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board of Directors or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice of the special meeting, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 1.10. If the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (A)(2) of this Section 1.10 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the ninetieth (90th) day prior to such special meeting nor later than the later of (x) the close of business on the sixtieth (60th) day prior to such special meeting or (y) the close of business on the tenth (10th) day following the day on which public announcement is first made of the date of such special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

       C.     GENERAL.
              -------

               (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 1.10 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.10. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.10 and, if any proposed nomination or business is not in compliance herewith, to declare that such defective proposal or nomination shall be disregarded.

               (2) For purposes of this Section 1.10, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, PR Newswire, Reuters or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to
          Section  13,  14  or  15(d)  of  the  Exchange  Act.

               (3) Notwithstanding the foregoing provisions of this Section 1.10, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 1.10 shall be deemed to affect any rights of the holders of any series of Preferred Stock to elect directors under specified circumstances.

     1.11     ACTION  WITHOUT  MEETING.  Stockholders of the Corporation may not
              ------------------------
take any action by written consent in lieu of a meeting. Notwithstanding any other provision of law, the Certificate of Incorporation or these By-Laws, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least eighty percent (80%) of the votes which all the stockholders would be entitled to cast at any annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Section 1.11.


                              ARTICLE 2 - DIRECTORS
                              ---------------------

     2.1     GENERAL  POWERS.  The business and affairs of the Corporation shall
             ---------------
be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the Corporation except as otherwise provided by law or the Certificate of Incorporation. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law or the Certificate of Incorporation, may exercise the powers of the full Board of Directors until the vacancy is filled.

     2.2     NUMBER;  ELECTION AND QUALIFICATION.  The number of directors which
             -----------------------------------
shall constitute the whole Board of Directors shall be determined by resolution of the Board of Directors, but in no event shall be less than three. The number of directors may be decreased at any time and from time to time by a majority of the directors then in office, but only to eliminate vacancies existing by reason of the death, resignation, removal or expiration of the term of one or more directors. The directors shall be elected at the annual meeting of stockholders (or, if so determined by the Board of Directors pursuant to Section 10 hereof, at a special meeting of stockholders), by such stockholders as have the right to vote on such election. Directors need not be stockholders of the Corporation.

     2.3     CLASSES  OF  DIRECTORS.  The  Board  of  Directors  shall be and is
             ----------------------
divided into three classes: Class I, Class II and Class III. No one class shall have more than one director more than any other class.

     2.4     TERMS  IN  OFFICE.  Each  director shall serve for a term ending on
             -----------------
the date of the third annual meeting following the annual meeting at which such director was elected; provided, however, that each initial director in Class I shall serve for a term ending on the date of the annual meeting next following the end of the Corporation's fiscal year ending December 31, 2002; each initial director in Class II shall serve for a term ending on the date of the annual meeting next following the end of the Corporation's fiscal year ending December 31, 2003; and each initial director in Class III shall serve for a term ending on the date of the annual meeting next following the end of the Corporation's fiscal year ending December 31, 2001.

     2.5     ALLOCATION  OF DIRECTORS AMONG CLASSES IN THE EVENT OF INCREASES OR
             -------------------------------------------------------------------
DECREASES  IN THE NUMBER OF DIRECTORS.  In the event of any increase or decrease
-------------------------------------
in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as a director of the class of which he or she is a member until the expiration of such director's current term or his or her prior death, removal or resignation and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of directors, subject to the second sentence of Section 2.3. To the extent possible, consistent with the foregoing rule, any newly created directorships shall be added to those classes whose terms of office are to expire at the earliest dates following such allocation, unless otherwise provided for from time to time by resolution adopted by a majority of the directors then in office, although less than a quorum. No decrease in the number of directors constituting the whole Board of Directors shall shorten the term of an incumbent Director.

     2.6     TENURE.  Notwithstanding  any  provisions to the contrary contained
             ------
herein, each director shall hold office until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

     2.7     VACANCIES.  Unless  and  until  filled  by  the  stockholders,  any
             ---------
vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement thereof, may be filled by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office, if any, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next election of directors of the class for which such director was chosen and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

     2.8     RESIGNATION.  Any  director  may  resign  by  delivering his or her
             -----------
written resignation to the Corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

     2.9     REGULAR  MEETINGS.  Regular  meetings of the Board of Directors may
             -----------------
be held without notice at such time and place, either within or without the State of Delaware, as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination. Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

     2.10     SPECIAL  MEETINGS.  Special meetings of the Board of Directors may
              -----------------
be held at any time and place, within or without the State of Delaware, designated in a call by the Chairman of the Board (if any), the President, or a majority of the Board of Directors.

     2.11     NOTICE  OF  SPECIAL  MEETINGS.  Notice  of  any special meeting of
              -----------------------------
directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director (i) by giving notice to such director in person or by telephone at least 48 hours in advance of the meeting, (ii) by sending a telegram or delivering written notice by facsimile transmission, electronic means or by hand, to his or her last known business or home address at least 48 hours in advance of the meeting, or (iii) by mailing written notice to his or her last known business or home address at least 72 hours in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.

     2.12     MEETINGS  BY TELEPHONE CONFERENCE CALLS.  Directors or any members
              ---------------------------------------
of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall be deemed to constitute presence in person at such meeting.

     2.13     QUORUM.  A  majority  of  the  total  number of the whole Board of
              ------
Directors shall constitute a quorum at all meetings of the Board of Directors. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified; provided, however, that in no case shall less than one-third (1/3) of the total number of the whole Board of Directors constitute a quorum. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

     2.14     ACTION  AT  MEETING.  At  any meeting of the Board of Directors at
              -------------------
which a quorum is present, the vote of a majority of those present shall be sufficient to take any action, unless a different vote is specified by law, the Certificate of Incorporation or these By-Laws.

     2.15     ACTION BY WRITTEN CONSENT.  Any action required or permitted to be
              -------------------------
taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent to such action in writing, and the written consents are filed with the minutes of proceedings of the Board of Directors or committee.

     2.16     REMOVAL.  Unless  otherwise  provided  in  the  Certificate  of
              -------
Incorporation, any one or more or all of the directors may be removed, only for cause, by the holders of at least seventy-five percent (75%) of the shares then entitled to vote at an election of directors.

     2.17     COMMITTEES.  The Board of Directors may, by resolution passed by a
              ----------
majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of a committee, the member or members of such committee present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at such meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of the General Corporation Law of the State of Delaware, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine or as provided herein, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these By-Laws for the Board of Directors. Adequate provisions shall be made for notice to members of all meeting of committees. One-third (1/3) of the members of any committee shall constitute a quorum unless the committee shall consist of one (1) or two
(2) members, in which event one (1) member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committee.

     2.18     COMPENSATION  OF  DIRECTORS.  Directors  may  be  paid  such
              ---------------------------
compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the Corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.

     2.19     AMENDMENTS  TO  ARTICLE.  Notwithstanding  any other provisions of
              -----------------------
law, the Certificate of Incorporation or these By-Laws, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of a least eighty percent (80%) of the votes which all the stockholders would be entitled to cast at any annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article 2.


                              ARTICLE 3 - OFFICERS
                              --------------------


     3.1     ENUMERATION.  The  officers  of  the Corporation shall consist of a
             -----------
President, a Secretary, a Treasurer and such other officers with such other titles as the Board of Directors shall determine, including, but not limited to, a Chairman of the Board, a Vice-Chairman of the Board, and one or more Vice Presidents, Assistant Treasurers and Assistant Secretaries. The Board of Directors may appoint such other officers as it may deem appropriate.

     3.2     ELECTION.  The  President, Treasurer and Secretary shall be elected
             --------
annually by the Board of Directors at its first meeting following the annual meeting of stockholders. Other officers may be appointed by the Board of Directors at such meeting or at any other meeting.

     3.3     QUALIFICATION.  No  officer need be a stockholder.  Any two or more
             -------------
offices  may  be  held  by  the  same  person.

     3.4     TENURE.  Except as otherwise provided by law, by the Certificate of
             ------
Incorporation or by these By-Laws, each officer shall hold office until his or her successor is elected and qualified, unless a different term is specified in the vote choosing or appointing such officer, or until his or her earlier death, resignation or removal.

     3.5     RESIGNATION  AND REMOVAL.  Any officer may resign by delivering his
             ------------------------
or her written resignation to the Chairman of the Board (if any), to the Board of Directors at a meeting thereof, to the Corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

     Any officer may be removed at any time, with or without cause, by vote of a majority of the entire number of directors then in office.

     Except as the Board of Directors may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following his or her resignation or removal, or any right to damages on account of such removal, whether his or her compensation be by the month or by the year or otherwise, unless such compensation is expressly provided in a duly authorized written agreement with the Corporation.

     3.6     VACANCIES.  The  Board  of Directors may fill any vacancy occurring
             ---------
in any office for any reason and may, in its discretion, leave unfilled for such period as it may determine any offices other than those of President, Treasurer and Secretary. Each such successor shall hold office for the unexpired term of his predecessor and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

     3.7     CHAIRMAN OF THE BOARD AND VICE-CHAIRMAN OF THE BOARD.  The Chairman
             ----------------------------------------------------
of the Board, if any, shall preside at all meetings of the Board of Directors and stockholders at which he or she is present and shall perform such duties and possess such powers as are designated by the Board of Directors. If the Board of Directors appoints a Vice-Chairman of the Board, he or she shall, in the absence or disability of the Chairman of the Board, perform the duties and exercise the powers of the Chairman of the Board and shall perform such other duties and possess such other powers as may from time to time be designated by the Board of Directors.

     3.8     PRESIDENT.  The  President  shall,  subject to the direction of the
             ---------
Board of Directors, have general charge and supervision of the business of the Corporation. Unless otherwise provided by the Board of Directors, and provided that there is no Chairman of the Board or that the Chairman and Vice-Chairman, if any, are not available, the President shall preside at all meetings of the stockholders, and, if a director, at all meetings of the Board of Directors. Unless the Board of Directors has designated another officer as the Chief Executive Officer, the President shall be the Chief Executive Officer of the Corporation. The President shall perform such other duties and shall have such other powers as the Board of Directors may from time to time prescribe. The President shall have the power to enter into contracts and otherwise bind the Corporation in matters arising in the ordinary course of the Corporation's business.

     3.9     VICE  PRESIDENTS.  Any Vice President shall perform such duties and
             ----------------
possess such powers as the Board of Directors or the President may from time to time prescribe. In the event of the absence, inability or refusal to act of the President, the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the President and, when so performing, shall have all the powers of and be subject to all the restrictions upon the President. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors. Unless otherwise determined by the Board of Directors, any Vice President shall have the power to enter into contracts and otherwise bind the Corporation in matters arising in the ordinary course of the Corporation's business.

     3.10     SECRETARY  AND ASSISTANT SECRETARIES.  The Secretary shall perform
              ------------------------------------
such duties and shall have such powers as the Board of Directors or the President may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of secretary, including without limitation the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to attend all meetings of stockholders and the Board of Directors and keep a record of the proceedings, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

     Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the President or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

     In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the person presiding at the meeting shall designate a temporary secretary to keep a record of the meeting.

     3.11     TREASURER  AND  ASSISTANT TREASURERS.  The Treasurer shall perform
              ------------------------------------
such duties and shall have such powers as the Board of Directors or the President may from time to time prescribe. In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of treasurer, including without limitation the duty and power to keep and be responsible for all funds and securities of the Corporation, to deposit funds of the Corporation in depositories selected in accordance with these By-Laws, to disburse such funds as ordered by the Board of Directors, to make proper accounts for such funds, and to render as required by the Board of Directors statements of all such transactions and of the financial condition of the Corporation.

     The Assistant Treasurers shall perform such duties and possess such powers as the Board of Directors, the President or the Treasurer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Treasurer, the Assistant Treasurer (or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Treasurer.

     3.12     SALARIES.  Officers  of  the Corporation shall be entitled to such
              --------
salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

     3.13     ACTION  WITH  RESPECT TO SECURITIES OF OTHER CORPORATIONS.  Unless
              ---------------------------------------------------------
otherwise directed by the Board of Directors, the President or any officer of the Corporation authorized by the President shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which the Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.


                            ARTICLE 4 - CAPITAL STOCK
                            -------------------------

     4.1     ISSUANCE  OF STOCK.  Unless otherwise voted by the stockholders and
             ------------------
subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the Corporation or the whole or any part of any issued, authorized capital stock of the Corporation held in its treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such consideration and on such terms as the Board of Directors may determine.

     4.2     CERTIFICATES  OF  STOCK.  Every  holder of stock of the Corporation
             -----------------------
shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by such stockholder in the Corporation. Each such certificate shall be signed by, or in the name of the Corporation by, the Chairman or Vice-Chairman, if any, of the Board of Directors, or the President or a Vice President, and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation. Any or all of the signatures on such certificate may be a facsimile.

     Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, the By-Laws, applicable securities laws or any agreement among any number of shareholders or among such holders and the Corporation shall have conspicuously noted on the face or back of such certificate either the full text of such restriction or a statement of the existence of such restriction.

     4.3     TRANSFERS.  Except  as  otherwise  established  by  rules  and
             ---------
regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate representing such shares, properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the Corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, by the Certificate of Incorporation or by these By-Laws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with the requirements of these By-Laws.

     4.4     LOST,  STOLEN OR DESTROYED CERTIFICATES.  The Corporation may issue
             ---------------------------------------
a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen, or destroyed, upon such terms and conditions as the President may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity as the President may require for the protection of the Corporation or any transfer agent or registrar.

     4.5     RECORD DATE.  The Board of Directors may fix in advance a date as a
             -----------
record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders or, to the extent permitted by the Certificate of Incorporation and these By-laws, to express consent (or dissent) to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action. Such record date shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action to which such record date relates.

     If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting (to the extent permitted by the Certificate of Incorporation and these By-laws) when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.


                         ARTICLE 5 - GENERAL PROVISIONS
                         ------------------------------

     5.1     FISCAL  YEAR.  The fiscal year of the Corporation shall be fixed by
             ------------
resolution  of  the  Board  of  Directors.

     5.2     CORPORATE  SEAL.  The corporate seal shall be in such form as shall
             ---------------
be  approved  by  the  Board  of  Directors.

     5.3     NOTICES.  Except  as  otherwise  specifically  provided  herein  or
             -------
required by law or the Certificate of Incorporation, all notices required to be given to any person pursuant to these by-laws shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, or by sending such notice by prepaid telegram or facsimile transmission. Any such notice shall be addressed to such person at his or her last known address as the same appears on the books of the Corporation. The time when such notice is received shall be deemed to be the time of the giving of the notice.

     5.4     WAIVER OF NOTICE.  Whenever any notice whatsoever is required to be
             ----------------
given by law, by the Certificate of Incorporation or by these By-Laws, a waiver of such notice either in writing signed by the person entitled to such notice or such person's duly authorized attorney, or by telegraph, facsimile transmission or any other available method, whether before, at or after the time stated in such waiver, or the appearance of such person or persons at such meeting in person or by proxy, shall be deemed equivalent to such notice.

     5.5     EVIDENCE  OF  AUTHORITY.  A  certificate  by  the  Secretary, or an
             -----------------------
Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the Corporation shall, as to all persons who rely on the certificate in good faith, be conclusive evidence of such action.

     5.6     FACSIMILE  SIGNATURES.  In  addition  to  the provisions for use of
             ---------------------
facsimile signatures elsewhere specifically authorized in these By-Laws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

     5.7     RELIANCE  UPON  BOOKS,  REPORTS  AND  RECORDS.  Each director, each
             ---------------------------------------------
member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

     5.8     TIME  PERIODS.  In  applying  any  provision  of these By-Laws that
             -------------
requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

     5.9     CERTIFICATE  OF  INCORPORATION.  All references in these By-Laws to
             ------------------------------
the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the Corporation, as amended and in effect from time to time.

     5.10     TRANSACTIONS  WITH INTERESTED PARTIES.  No contract or transaction
              -------------------------------------
between the Corporation and one or more of the directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of the directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because such director or officer is present at or participates in the meeting of the Board of Directors or a committee of the Board of Directors which authorizes the contract or transaction or solely because his, her or their votes are counted for such purpose, if:

          (1) The material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum;

          (2) The material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

          (3) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee of the Board of Directors, or the stockholders.

     Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

     5.11     SEVERABILITY.  Any  determination  that  any  provision  of  these
              ------------
By-Laws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these By-Laws.

     5.12     PRONOUNS.  All  pronouns  used in these By-Laws shall be deemed to
              --------
refer to the masculine, feminine or neuter, singular or plural, as the identity of the persons or persons so designated may require.


                             ARTICLE 6 - AMENDMENTS
                             ----------------------

     6.1     BY  THE  BOARD  OF  DIRECTORS.  Except as is otherwise set forth in
             -----------------------------
these By-Laws, these By-Laws may be altered, amended or repealed, or new by-laws may be adopted, by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present.

     6.2     BY  THE  STOCKHOLDERS.  Except  as  otherwise  set  forth  in these
             ---------------------
By-Laws, these By-Laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of the holders of eighty percent (80%) of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at any regular meeting of stockholders, or at any special meeting of stockholders, provided notice of such alteration, amendment, repeal or adoption of new by-laws shall have been stated in the notice of such special meeting.

                                   APPENDIX D

                          AGREEMENT AND PLAN OF MERGER


     AGREEMENT AND PLAN OF MERGER, dated as of the ________ day of _____, 2001 between MathSoft, Inc., a corporation organized under the laws of the Commonwealth of Massachusetts ("MathSoft"), and Insightful Corporation, a wholly-owned subsidiary of MathSoft organized under the laws of the State of Delaware ("Insightful"). The two corporations are hereinafter sometimes called the "Constituent Corporations." MathSoft is hereinafter also sometimes referred to as the "Merged Corporation," and Insightful is hereinafter also sometimes referred to as the "Surviving Corporation."

                                   WITNESSETH

     WHEREAS, the Constituent Corporations deem it advisable and generally to the welfare of the Constituent Corporations that MathSoft be merged with and into Insightful under the terms and conditions hereinafter set forth, such merger to be effected pursuant to the statutes of the Commonwealth of Massachusetts and the State of Delaware in a transaction qualifying as a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended; and

     WHEREAS, pursuant to its Certificate of Incorporation, the total number of shares of all classes of stock which Insightful has authority to issue is 21,000,000 shares, consisting of the following classes: (i) 20,000,000 shares of Common Stock, $.01 par value per share, of which 100 shares are currently issued and outstanding and shall be canceled on the effective date of the merger; and
(ii)  1,000,000 share of Series A Preferred Stock, $.01 par value per share; and

     WHEREAS, pursuant to its Articles of Organization, the total number of shares of all classes of stock which MathSoft has authority to issue is 21,000,000 shares, consisting of the following classes: (i) 20,000,000 shares of Common Stock, $.01 par value per share, of which ________ shares are currently issued and outstanding; and (ii) 1,000,000 shares of Preferred Stock, $.01 par value per share, none of which are issued and outstanding; and

     WHEREAS, the registered office of MathSoft in the Commonwealth of Massachusetts is located at The Corporation Trust Company, 101 Federal Street, Boston, MA 02110; and the registered office of Insightful in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, New Castle County, Delaware 19801.

     NOW, THEREFORE, the Constituent Corporations, parties to this Agreement and Plan of Merger, in consideration of the mutual covenants, agreements and provisions hereinafter contained, do hereby prescribe the terms and conditions of such merger and mode of carrying the same into effect as follows:

     FIRST: Insightful hereby merges into itself MathSoft, and MathSoft shall be and hereby is merged into Insightful, which shall be the Surviving Corporation. On the effective date of the merger (the "Merger") provided for in this Agreement and Plan of Merger, the separate existence of MathSoft shall cease in accordance with applicable law.

     SECOND: The Certificate of Incorporation of Insightful shall be amended to read in substantially the same form as attached hereto as Exhibit A and shall be
                                                          ---------
the Certificate of Incorporation of the Surviving Corporation until the same shall be altered, amended or repealed as provided therein or in accordance with applicable law.

     THIRD:  The  effect  of  the  Merger  on  the  capital  stock of the Merged
Corporation  and  the  Surviving  Corporation  shall  be  as  follows:

          (a) The 100 shares of Common Stock of the Surviving Corporation, which is issued and outstanding on the date hereof shall, without any further action on the part of anyone, be canceled on and as of the effective date of the Merger.

          (b) The outstanding shares of capital stock of the Merged Corporation shall be changed and converted into the shares of the capital stock of the Surviving Corporation as follows: each share of Common Stock, $.01 par value per share, of the Merged Corporation which shall be outstanding on the effective date of the Merger, and all rights in respect thereof shall, without any further action on the part of anyone, be changed and converted into one share of Common Stock, $.01 par value per share, of the Surviving Corporation on and as of the effective date of the Merger.

          (c) After the effective date of the Merger, each holder of a certificate or certificates which theretofore represented shares of Common Stock of the Merged Corporation shall cease to have any rights as a stockholder of the Merged Corporation except as such are expressly reserved to such stockholder by statute. After the effective date of the Merger, each holder of any outstanding certificate or certificates representing shares of Common Stock of the Merged Corporation shall surrender the same to the Surviving Corporation and each such holder shall be entitled upon such surrender to receive the number of shares of Common Stock of the Surviving Corporation on the basis provided in subsection
(b) immediately above. Until so surrendered, the certificates representing the outstanding shares of the capital stock of the Merged Corporation to be converted into the capital stock of the Surviving Corporation, as provided herein, may be treated by the Surviving Corporation for all corporate purposes as evidencing the ownership of shares of the Surviving Corporation as though such surrender and exchange had taken place.


     FOURTH:  The  terms  and  conditions  of  the  Merger  are  as  follows:

          (a) The By-laws of the Surviving Corporation as they shall exist on the effective date of the Merger shall be and remain the By-laws of the Surviving Corporation until the same shall be altered, amended and repealed as therein provided or in accordance with law.

          (b) At and after the effective date of the Merger, the directors of the Merged Corporation shall become the directors of the Surviving Corporation and the officers of the Surviving Corporation shall continue in office and thereafter each shall serve until the next annual meeting of stockholders or directors, respectively, and until their successors shall have been elected and qualified.

          (c) At and after the effective date of the Merger, the Surviving Corporation shall succeed to and possess, without further act or deed, all the rights, privileges, obligations, powers and franchises, both public and private, and all of the property, real, personal and mixed, of each of the Constituent Corporations; all debts due to either of the Constituent Corporations on whatever account, as well as for stock subscriptions, shall be vested in the Surviving Corporation; all claims, demands, property, rights, privileges, powers and franchises and every other interest of either of the Constituent Corporations shall be as effectively the property of the Surviving Corporation as they were of either of the respective Constituent Corporations; the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger, but shall be vested in the Surviving Corporation; the title to any bank accounts, in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger, but shall be vested in the Surviving Corporation; all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired; all debts, liabilities and duties of the respective Constituent Corporations shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it; and the Surviving Corporation shall indemnify and hold harmless the officers and directors of each of the Constituent Corporations against all such debts, liabilities and duties and against all claims and demands arising out of the Merger.

          (d) As of the effective date of the Merger, the Surviving Corporation hereby (i) agrees that, so long as any such liability of the Merged Corporation or the Surviving Corporation remains outstanding in the Commonwealth of Massachusetts, it may be sued in the Commonwealth of Massachusetts for any prior obligation of the Merged Corporation and any obligation of the Surviving Corporation thereafter incurred, including the obligation created by Massachusetts General Laws, Chapter 156B, Section 85 and (ii) irrevocably appoints the Secretary of State of the Commonwealth of Massachusetts as its agent for service of process in any action for the enforcement of any such obligation, including taxes, in the same manner as provided in Massachusetts General Laws, Chapter 181.

          (e) As and when requested by the Surviving Corporation or by its successors or assigns, the Merged Corporation will execute and deliver or cause to be executed and delivered all such deeds and instruments and will take or cause to be taken all such further action as the Surviving Corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of any property of either of the Constituent Corporations acquired by the Surviving Corporation by reason or as a result of the Merger herein provided for and otherwise to carry out the intent and purposes hereof, and the officers and directors of the Merged Corporation and the officers and directors of the Surviving Corporation are fully authorized in the name of the Merged Corporation or otherwise to take any and all such action.

          (f) This Agreement and Plan of Merger shall be submitted to the stockholders of each of the Constituent Corporations as and to the extent provided by law. The Merger shall take effect when any and all documents or instruments necessary to perfect the Merger, pursuant to the requirements of Massachusetts General Laws, and the General Corporation Law of the State of Delaware, are accepted for filing by the appropriate office of the Commonwealth of Massachusetts and the State of Delaware, respectively.

          (g) This Agreement and Plan of Merger may be terminated or abandoned by (i) either Constituent Corporation, by written action of its President at any time prior to its adoption by the stockholders of both of the Constituent Corporations as and to the extent provided by law, or (ii) the mutual consent of the Constituent Corporations, by written action of their respective Presidents, at any time after such adoption by such stockholders and prior to the effective date of the Merger for any reason or for no reason. In the event of such termination or abandonment, this Agreement and Plan of Merger shall become wholly void and of no effect and there shall be no further liability or obligation hereunder on the part of either of the Constituent
Corporations  or  of  its  Board  of  Directors  or  stockholders.

          (h) This Agreement and Plan of Merger constitutes a Plan of Reorganization under the Internal Revenue Code, Section 361, as well as a Plan of Merger, to be carried out in the manner, on the terms and subject to the conditions herein set forth.

          (i) All corporate acts, plans, policies, approvals and authorizations of MathSoft, its stockholders, Board of Directors, committees elected or appointed by the Board of Directors, officers and agents, which were valid and effective immediately prior to the effective date of the Merger, shall be taken for all purposes as the acts, plans, policies, approvals and authorizations of the Surviving Corporation and shall be effective and binding thereon as they were on MathSoft. The employees of MathSoft shall become the employees of the Surviving Corporation and continue to be entitled to the same rights and benefits they enjoyed as employees of MathSoft.

          (j) From the effective date of the Merger, the officers and directors of the Surviving Corporation are hereby authorized in the name of the corporations that were the Constituent Corporations to execute, acknowledge and deliver all instruments and do all things as may be necessary or desirable to vest in the Surviving Corporation any property or rights of either of the Constituent Corporations or to carry out the purposes of this Agreement and Plan of Merger.
                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

     IN WITNESS WHEREOF, the parties to this Agreement and Plan of Merger, pursuant to the approval and authority duly given by resolutions adopted by their respective Boards of Directors, have caused this Agreement and Plan of Merger to be executed by the President and attested by the Assistant Clerk or Assistant Secretary, as the case may be, of each party hereto.

                                      MathSoft,  Inc.
                                      (a  Massachusetts  corporation)


                                      By:
                                      Name:  Shawn  F.  Javid
                                      Title:    President


ATTEST:


By:_________________________
Name:  Sarwat  H.  Ramadan
Title:    Vice  President,  Treasurer  and  Clerk



                                      Insightful  Corporation
                                      (a  Delaware  corporation)


                                      By:
                                      Name:  Shawn  F.  Javid
                                      Title:    President

ATTEST:


By:  __________________________
Name:  Sarwat  H.  Ramadan
Title:   Vice  President,  Treasurer  and  Secretary

                                                                       EXHIBIT A
                                                                       ---------

 CERTIFICATE OF INCORPORATION OF INSIGHTFUL CORPORATION, A DELAWARE CORPORATION

                               Clerk's Certificate
                               -------------------

     I hereby certify that the Agreement and Plan of Merger was duly adopted by the stockholders of MathSoft, Inc., a Massachusetts corporation, by a vote of stockholders at the Annual Meeting of the Stockholders on _______, 2001



                                  ______________________________
                                  Sarwat  Ramadan
                                  Clerk




                             Secretary's Certificate
                             -----------------------


     I hereby certify that the Agreement and Plan of Merger was duly adopted by the sole stockholder of Insightful Corporation, a Delaware corporation, by written consent dated _____, 2001.



                                  ______________________________
                                  Sarwat  Ramadan
                                  Secretary

                                   APPENDIX E

MASSACHUSETTS  GENERAL  LAWS  BUSINESS  CORPORATION  LAW
CHAPTER  156B

SECTION  86  SECTIONS  APPLICABLE  TO  APPRAISAL;  PREREQUISITES.
If a corporation proposes to take a corporate action as to which any section of this chapter provides that a stockholder who objects to such action shall have the right to demand payment for his shares and an appraisal thereof, sections eighty-seven to ninety-eight, inclusive, shall apply except as otherwise specifically provided in any section of this chapter. Except as provided in sections eighty-two and eighty-three, no stockholder shall have such right unless (1) he files with the corporation before the taking of the vote of the shareholders on such corporate action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) his shares are not voted in favor of the proposed action.

SECTION 87 STATEMENT OF RIGHTS OF OBJECTING STOCKHOLDERS IN NOTICE OF MEETING; FORM.
The notice of the meeting of stockholders at which the approval of such proposed action is to be considered shall contain a statement of the rights of objecting stockholders. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock, and the directors may authorize the inclusion in any such notice of a statement of opinion by the management as to the existence or non-existence of the right of the stockholders to demand payment for their stock on account of the proposed corporate action. The notice may be in such form as the directors or officers calling the meeting deem advisable, but the following form of notice shall be sufficient to comply with this section: "If the action proposed is approved by the stockholders at the meeting and effected by the corporation, any stockholder
(1) who files with the corporation before the taking of the vote on the approval of such action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) whose shares are not voted in favor of such action has or may have the right to demand in writing from the corporation (or, in the case of a consolidation or merger, the name of the resulting or surviving corporation shall be inserted), within twenty days after the date of mailing to him of notice in writing that the corporate action has become effective, payment for his shares and an appraisal of the value thereof. Such corporation and any such stockholder shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of chapter 156B of the General Laws of Massachusetts".

SECTION  88  NOTICE  OF  EFFECTIVENESS  OF  ACTION  OBJECTED  TO
The corporation taking such action, or in the case of a merger or consolidation the surviving or resulting corporation, shall, within ten days after the date on which such corporate action became effective, notify each stockholder who filed a written objection meeting the requirements of section eighty-six and whose shares were not voted in favor of the approval of such action, that the action approved at the meeting of the corporation of which he is a stockholder has become effective. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock. The notice shall be sent by registered or certified mail, addressed to the stockholder at his last known address as it appears in the records of the corporation.

SECTION  89  DEMAND  FOR  PAYMENT;  TIME  FOR  PAYMENT
If within twenty days after the date of mailing of a notice under subsection (e) of section eighty-two, subsection (f) of section eighty-three, or section eighty-eight, any stockholder to whom the corporation was required to give such notice shall demand in writing from the corporation taking such action, or in the case of a consolidation or merger from the resulting or surviving corporation, payment for his stock, the corporation upon which such demand is made shall pay to him the fair value of his stock within thirty days after the expiration of the period during which such demand may be made.

SECTION  90  DEMAND  FOR  DETERMINATION  OF  VALUE;  BILL  IN  EQUITY;  VENUE
If during the period of thirty days provided for in section eighty-nine the corporation upon which such demand is made and any such objecting stockholder fail to agree as to the value of such stock, such corporation or any such stockholder may within four months after the expiration of such thirty-day period demand a determination of the value of the stock of all such objecting stockholders by a bill in equity filed in the superior court in the county where the corporation in which such objecting stockholder held stock had or has its principal office in the commonwealth.

SECTION  91  PARTIES  TO  SUIT  TO  DETERMINE  VALUE;  SERVICE
If the bill is filed by the corporation, it shall name as parties respondent all stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof. If the bill is filed by a stockholder, he shall bring the bill in his own behalf and in behalf of all other stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof, and service of the bill shall be made upon the corporation by subpoena with a copy of the bill annexed. The corporation shall file with its answer a duly verified list of all such other stockholders, and such stockholders shall thereupon be deemed to have been added as parties to the bill. The corporation shall give notice in such form and returnable on such date as the court shall order to each stockholder party to the bill by registered or certified mail, addressed to the last known address of such stockholder as shown in the records of the corporation, and the court may order such additional notice by publication or otherwise as it deems advisable. Each stockholder who makes demand as provided in section eighty-nine shall be deemed to have consented to the provisions of this section relating to notice, and the giving of notice by the corporation to any such stockholder in compliance with the order of the court shall be a sufficient service of process on him. Failure to give notice to any stockholder making demand shall not invalidate the proceedings as to other stockholders to whom notice was properly given, and the court may at any time before the entry of a final decree make supplementary orders of notice.

SECTION 92 DECREE DETERMINING VALUE AND ORDERING PAYMENT; VALUATION DATE After hearing the court shall enter a decree determining the fair value of the stock of those stockholders who have become entitled to the valuation of and payment for their shares, and shall order the corporation to make payment of such value, together with interest, if any, as hereinafter provided, to the stockholders entitled thereto upon the transfer by them to the corporation of the certificates representing such stock if certificated or if uncertificated, upon receipt of an instruction transferring such stock to the corporation. For this purpose, the value of the shares shall be determined as of the day preceding the date of the vote approving the proposed corporate action and shall be exclusive of any element of value arising from the expectation or accomplishment of the proposed corporate action.

SECTION  93  REFERENCE  TO  SPECIAL  MASTER
The court in its discretion may refer the bill or any question arising thereunder to a special master to hear the parties, make findings and report the same to the court, all in accordance with the usual practice in suits in equity in the superior court.

SECTION  94  NOTATION  ON  STOCK  CERTIFICATES  OF  PENDENCY  OF  BILL
On motion the court may order stockholder parties to the bill to submit their certificates of stock to the corporation for the notation thereon of the pendency of the bill, and may order the corporation to note such pendency in its records with respect to any uncertificated shares held by such stockholder parties, and may on motion dismiss the bill as to any stockholder who fails to comply with such order.

SECTION  95  COSTS;  INTEREST
The costs of the bill, including the reasonable compensation and expenses of any master appointed by the court, but exclusive of fees of counsel or of experts retained by any party, shall be determined by the court and taxed upon the parties to the bill, or any of them, in such manner as appears to be equitable, except that all costs of giving notice to stockholders as provided in this chapter shall be paid by the corporation. Interest shall be paid upon any award from the date of the vote approving the proposed corporate action, and the court may on application of any interested party determine the amount of interest to be paid in the case of any stockholder.

SECTION  96  DIVIDENDS  AND  VOTING  RIGHTS  AFTER  DEMAND  FOR  PAYMENT
Any stockholder who has demanded payment for his stock as provided in this chapter shall not thereafter be entitled to notice of any meeting of stockholders or to vote such stock for any purpose and shall not be entitled to the payment of dividends or other distribution on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the date of the vote approving the proposed corporate action) unless: (1) A bill shall not be filed within the time provided in section ninety; (2) A bill, if filed, shall be dismissed as to such stockholder; or (3) Such stockholder shall with the written approval of the corporation, or in the case of a consolidation or merger, the resulting or surviving corporation, deliver to it a written withdrawal of his objections to and an acceptance of such corporate action. Notwithstanding the provisions of clauses (1) to (3), inclusive, said stockholder shall have only the rights of a stockholder who did not so demand payment for his stock as provided in this chapter.

SECTION  97  STATUS  OF  SHARES  PAID  FOR
The shares of the corporation paid for by the corporation pursuant to the provisions of this chapter shall have the status of treasury stock, or in the case of a consolidation or merger the shares or the securities of the resulting or surviving corporation into which the shares of such objecting stockholder would have been converted had he not objected to such consolidation or merger shall have the status of treasury stock or securities.

SECTION  98  EXCLUSIVE  REMEDY;  EXCEPTION
The enforcement by a stockholder of his right to receive payment for his shares in the manner provided in this chapter shall be an exclusive remedy except that this chapter shall not exclude the right of such stockholder to bring or maintain an appropriate proceeding to obtain relief on the ground that such corporate action will be or is illegal or fraudulent as to him.

                                   APPENDIX F

                             Insightful Corporation

                      2001 Stock Option and Incentive Plan
                      ------------------------------------

1.     Purpose  and  Eligibility
       -------------------------

     The  purpose  of  this 2001 Stock Option and Incentive Plan (the "Plan") of
                                                                       ----
Insightful  Corporation  (the  "Company")  is to provide stock options and other
                                -------
equity  interests  in  the  Company  (each  an  "Award") to employees, officers,
                                                 -----
directors, consultants and advisors of the Company and its Subsidiaries, all of whom are eligible to receive Awards under the Plan. Any person to whom an Award has been granted under the Plan is called a "Participant". Additional
                                                      -----------
definitions  are  contained  in  Section  8.

2.     Administration
       --------------

     a.     Administration by Board of Directors.  The Plan will be administered
            ------------------------------------
by  the Board of Directors of the Company (the "Board").  The Board, in its sole
                                                -----
discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

     b.     Appointment  of  Committees.  To  the extent permitted by applicable
            ---------------------------
law,  the  Board  may delegate any or all of its powers under the Plan to one or more  committees  or subcommittees of the Board (a "Committee").  All references
                                                    ---------
in  the  Plan  to  the  "Board"  shall  mean  such  Committee  or  the  Board.
                         -----

     c.     Delegation  to  Executive  Officers.  To  the  extent  permitted  by
            -----------------------------------
applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers.

3.     Stock  Available  for  Awards
       -----------------------------

     a.     Number  of  Shares.  Subject  to  adjustment under Section 3(c), the
            ------------------
aggregate  number  of shares of Common Stock of the Company (the "Common Stock")
                                                                  ------------
that may be issued pursuant to the Plan is 500,000 shares. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan; provided, however, that the cumulative number of such shares that may be so reissued under the Plan will not exceed 500,000 shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     b.     Per-Participant Limit.  Subject to adjustment under Section 3(c), no
            ---------------------
Participant may be granted Awards during any one fiscal year to purchase more than 500,000 shares of Common Stock.

     c.     Adjustment  to Common Stock.  In the event of any stock split, stock
            ---------------------------
dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is appropriate. If Section 7(e)(i) applies for any event, this Section 3(c) shall not be applicable.

4.     Stock  Options
       --------------

     a.     General.  The  Board  may  grant  options  to  purchase Common Stock
            -------
(each,  an  "Option")  and  determine the number of shares of Common Stock to be
             ------
covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws, as it considers advisable.

     b.     Incentive  Stock Options.  An Option that the Board intends to be an
            ------------------------
"incentive  stock  option"  as defined in Section 422 of the Code (an "Incentive
                                                                       ---------
Stock  Option")  shall  be granted only to employees of the Company and shall be
-------------
subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a "Nonstatutory Stock Option"
                                                      -------------------------

     c.     Exercise  Price.  The  Board  shall establish the exercise price (or
            ---------------
determine the method by which the exercise price shall be determined) at the time each Option is granted and specify it in the applicable option agreement.

     d.     Duration of Options.  Each Option shall be exercisable at such times
            -------------------
and subject to such terms and conditions as the Board may specify in the applicable option agreement.

     e.     Exercise  of  Option.  Options  may be exercised only by delivery to
            --------------------
the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(f) for the number of shares for which the Option is exercised.

     f.     Payment  Upon Exercise.  Common Stock purchased upon the exercise of
            ----------------------
an Option shall be paid for by one or any combination of the following forms of payment:

          (i)     by  check  payable  to  the  order  of  the  Company;

          (ii) except as otherwise explicitly provided in the applicable option agreement, and only if the Common Stock is then publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

          (iii) to the extent explicitly provided in the applicable option agreement, by (x) delivery of shares of Common Stock owned by the Participant valued at fair market value (as determined by the Board or as determined pursuant to the applicable option agreement), (y) delivery of a promissory note of the Participant to the Company (and delivery to the Company by the Participant of a check in an amount equal to the par value of the shares purchased), or (z) payment of such other lawful consideration as the Board may determine.

5.     Restricted  Stock
       -----------------

     a.     Grants.  The  Board may grant Awards entitling recipients to acquire
            ------
shares of Common Stock, subject to (i) delivery to the Company by the Participant of a check in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").
 ------------------------

     b.     Terms  and  Conditions.  The  Board  shall  determine  the terms and
            ----------------------
conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an
                             -----------------------
effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

6.     Other  Stock-Based  Awards
       --------------------------

     The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units.

7.     General  Provisions  Applicable  to  Awards
       -------------------------------------------

     a.     Transferability  of  Awards.  Except  as  the  Board  may  otherwise
            ---------------------------
determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

     b.     Documentation.  Each  Award  under  the Plan shall be evidenced by a
            -------------
written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan provided that such terms and conditions do not contravene the provisions of the Plan.

     c.     Board  Discretion.  The  terms  of  each  type  of Award need not be
            -----------------
identical,  and  the  Board  need  not  treat  Participants  uniformly.

     d.     Termination  of  Status.  The Board shall determine the effect on an
            -----------------------
Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

     e.     Acquisition  of  the  Company
            -----------------------------

          (i)     Consequences  of  an  Acquisition.
                  ---------------------------------

               (A)     Acquisition  Intended  to  be  Accounted  for  as  a
                       ----------------------------------------------------
Pooling-of-Interests.
--------------------

     Upon the consummation of an Acquisition intended to be accounted for as a pooling of interests: (x) all outstanding Awards shall remain the obligation of the Company or be assumed by the surviving or acquiring entity, and there shall be automatically substituted for the shares of Common Stock then subject to such Awards the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition and (y) all outstanding Awards shall vest as if the vesting start date with respect to such Award were one year prior to the vesting start date set forth in the agreement relating to such Award. In addition to the foregoing, with respect to Awards granted prior to the consummation of the Acquisition, on the first yearly anniversary of the consummation of the Acquisition, with respect to Participants who remain employees of the Company or the surviving or acquiring entity immediately following the consummation of the Acquisition and who continuously remain as such through the first anniversary of the consummation of the Acquisition, on such first anniversary date: (1) all Options then outstanding shall become immediately exercisable in full and will terminate, to the extent unexercised, on their scheduled expiration date, and if the shares of Common Stock subject to such Options are subject to repurchase provisions then such repurchase restrictions shall immediately lapse; (2) all Restricted Stock Awards then outstanding shall become free of all repurchase provisions; and (3) all other stock-based Awards shall become exercisable, realizable or vested in full, or shall be free of all repurchase provisions, as the case may be. In the event that any such Participant who remains an employee of the Company or the acquiring or surviving entity immediately following the consummation of the Acquisition is terminated without "cause" (as defined in the applicable option
                                     -----
agreement) or terminates his or her own employment "for good reason" (as defined
                                                    ---------------
in the applicable option agreement) prior to the first anniversary of the consummation of the Acquisition, then the foregoing clauses (1) through (3) shall be deemed to be immediately applicable to such employee on such termination date.

               (B)     Acquisition  Intended  to  be  Accounted  for  under  the
                       ---------------------------------------------------------
Purchase Method. Unless otherwise expressly provided in the applicable Option or
---------------
Award, upon the occurrence of an Acquisition intended to be accounted for under the purchase method, the Board or the board of directors of the surviving or acquiring entity (as used in this Section 7(e)(i)(B), also the "Board"), shall,
                                                                 -----
as to outstanding Awards (on the same basis or on different bases, as the Board shall specify), make appropriate provision for the continuation of such Awards by the Company or the assumption of such Awards by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Awards either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or acquiring corporation or (c) such other securities as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition. In addition to or in lieu of the foregoing, with respect to outstanding Options, the Board may, upon written notice to the affected optionees, provide that one or more Options then outstanding shall become immediately exercisable in full and that such Options must be exercised within a specified number of days of the date of such notice, at the end of which period such Options shall terminate; or provide that one or more Options then outstanding shall become immediately exercisable in full and shall be terminated in exchange for a cash payment equal to the excess of the fair market value (as determined by the Board in its sole discretion) for the shares subject to such Options over the exercise price thereof; in the event of the acceleration of the exercisability of one or more outstanding Options, the Board may provide, as a condition of full exercisability or any or all such Options, that the Common Stock as to which exercisability has been accelerated shall be restricted stock subject to forfeiture and repurchase at the option of the Company at the cost thereof upon termination of employment or other relationship, with the timing and other terms of the vesting of such restricted stock being equivalent to the timing and other terms of the superseded exercise schedule of the related Option.

               (C)     Acquisition  Defined.  An  "Acquisition"  shall mean: (x)
                       --------------------        -----------
the sale of the Company by merger in which the shareholders of the Company in their capacity as such no longer own a majority of the outstanding equity securities of the Company (or its successor); or (y) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction) or (z) any other acquisition of the business of the Company, as determined by the Board.

          (ii)     Assumption  of  Options  Upon  Certain Events.  In connection
                   ---------------------------------------------
with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

          (iii)     Pooling-of Interests-Accounting.  If the Company proposes to
                    -------------------------------
engage in an Acquisition intended to be accounted for as a pooling-of-interests, and in the event that the provisions of this Plan or of any Award hereunder, or any actions of the Board taken in connection with such Acquisition, are determined by the Company's or the acquiring company's independent public accountants to cause such Acquisition to fail to be accounted for as a pooling-of-interests, then such provisions or actions shall be amended or rescinded by the Board, without the consent of any Participant, to be consistent with pooling-of-interests accounting treatment for such Acquisition.

          (iv)     Parachute  Awards.  Notwithstanding the provisions of Section
                   -----------------
7(e)(i)(A), if, in connection with an Acquisition described therein, a tax under
Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the
Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the "Parachute
                                                                       ---------
Awards");  provided,  however,  that  if  the  "aggregate  present value" of the
                                                ------------------------
Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under Section 4999 of the Code in connection with the Acquisition, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the "aggregate present value" of an Award shall be
                                 -------------------------
calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this Section 7(e)(iv) shall be made by the Company.

     f.     Withholding.  Each  Participant  shall  pay  to the Company, or make
            -----------
provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part by transferring shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (as determined by the Board or as determined pursuant to the applicable option agreement). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

     g.     Amendment  of  Awards.  The Board may amend, modify or terminate any
            ---------------------
outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that, except as otherwise provided in Section 7(e)(iii), the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     h.     Conditions  on Delivery of Stock.  The Company will not be obligated
            --------------------------------
to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

     i.     Acceleration.  The  Board  may  at any time provide that any Options
            ------------
shall  become  immediately  exercisable  in full or in part, that any Restricted
Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option.

8.     Miscellaneous
       -------------

     a.  Definitions.
         -----------

          (i)     "Company,"  for  purposes of eligibility under the Plan, shall
                   --------
include any present or future subsidiary corporations of Insightful Corporation, as defined in Section 424(f) of the Code (a "Subsidiary"), and any present or
                                                ----------
future parent corporation of Insightful Corporation, as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term "Company" shall include any other business venture in which the Company
          -------
has a direct or indirect significant interest, as determined by the Board in its sole discretion.

          (ii)     "Code"  means  the Internal Revenue Code of 1986, as amended,
                    ----
and  any  regulations  promulgated  thereunder.

          (iii)     "employee"  for  purposes of eligibility under the Plan (but
                     --------
not for purposes of Section 4(b)) shall include a person to whom an offer of employment has been extended by the Company.

     b.     No  Right  To  Employment or Other Status.  No person shall have any
            -----------------------------------------
claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

     c.     No  Rights  As  Stockholder.  Subject  to  the  provisions  of  the
            ---------------------------
applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

     d.     Effective Date and Term of Plan.  The Plan shall become effective on
            -------------------------------
the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

     e.     Amendment  of  Plan.  The  Board may amend, suspend or terminate the
            -------------------
Plan  or  any  portion  thereof  at  any  time.

     f.     Governing  Law.  The  provisions  of  the  Plan  and all Awards made
            --------------
hereunder shall be governed by and interpreted in accordance with the laws of Delaware, without regard to any applicable conflicts of law.

Adopted  by  the  Board  of  Directors  on
April  5,  2001

Approved  by  the  stockholders  on
_______________

                                   APPENDIX G

                             INSIGHTFUL CORPORATION

                  2001 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     1.     PURPOSE.  This  Non-Qualified  Stock Option Plan, to be known as the
            -------
2001 Non-Employee Director Stock Option Plan (hereinafter, the "Plan") is intended to promote the interests of Insightful Corporation (hereinafter, the "Company") by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the "Board").

     2.     AVAILABLE  SHARES.  The  total number of shares of common stock, par
            -----------------
value $.01 per share, of the Company (the "Common Stock") for which options may be granted under this Plan shall not exceed 200,000 shares, subject to adjustment in accordance with paragraph 10 of this Plan. Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under this Plan.

     3.     ADMINISTRATION.  This  Plan shall be administered by the Board or by
            --------------
a committee appointed by the Board (the "Committee"). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer this Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted under it.

     4.     AUTOMATIC  GRANT  OF OPTIONS.  The Plan shall first become effective
            ----------------------------
upon the date on which the stockholders of the Corporation adopt the Plan. Subject to the availability of shares under this Plan, (a) each person who becomes a member of the Board and who is not an employee or officer of the Company (a "Non-Employee Director") shall be automatically granted on the date such person is first elected to the Board (the "Grant Date"), without further action by the Board, an option to purchase 20,000 shares of the Common Stock ( the "Initial Options") and (b) each person who is at the date of effectiveness of the Plan or becomes a member of the Board thereafter who remains a Non-Employee Director through each February 3rd (the "Anniversary Date"), shall be automatically granted on the Anniversary Date, an option to purchase (1) 10,000 shares of the Common Stock if such person has been a member of the Board for an entire year prior to the Anniversary Date, subject to the availability of shares under this Plan, or (2) an amount equal to the full number of months such

Director has served on the Board for a one-year period preceding such Anniversary Date, divided by 12 and multiplied by 10,000, and if such number is a fraction, rounded up to the next highest whole number, subject to the availability of shares under this Plan.

     The options to be granted under this paragraph 4 shall be the only options ever to be granted at any time to such member under this Plan. Notwithstanding anything to the contrary set forth herein, if this Plan is not approved by a majority of the Company's stockholders within 12 months of the date on which the Corporation's Board of Directors shall approve the Plan, then the Plan and the options granted pursuant to this Section 4 shall terminate and become void, and no further options shall be granted under this Plan.

     5.     OPTION  PRICE.  The purchase price of the stock covered by an option
            -------------
granted pursuant to this Plan shall be 100% of the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of paragraph 10 of this Plan. For purposes of this Plan, if, at the time an option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National or Small Cap Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National or Small Cap Market. If the Common Stock is not publicly traded at the time an option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate.

     6.     PERIOD  OF  OPTION.  Unless sooner terminated in accordance with the
            ------------------
provisions of paragraph 8 of this Plan, an option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the option.

     7.     VESTING OF SHARES, NON-TRANSFERABILITY OF OPTIONS AND NON-STATUTORY
            -------------------------------------------------------------------
            STOCK OPTIONS.
            --------------

          (a)     Vesting.  All  Options  granted  under  this Plan shall not be
                  -------
exercisable until they become vested. Options granted under this Plan shall vest in the optionee on the Grant Date and thus became immediately exercisable upon the date of the grant.

          (b)     Transferability.  Any  option  granted  pursuant  to this Plan
                  ---------------
shall be assignable or transferable by will, the laws of descent and distribution, pursuant to a domestic relations order or in accordance with the terms of the optionee's option agreement and only in compliance with the provisions of the Securities Act of 1933, as amended (the "Securities Act").

          (c) Options granted under the Plan are not intended to be "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended.

     8.     TERMINATION  OF  OPTION  RIGHTS.
            -------------------------------

          (a) Except as otherwise specified in the agreement relating to an option, in the event an optionee ceases to be a member of the Board for any reason other than death or permanent disability, any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the optionee at any time prior to the earlier of the scheduled expiration date of the option or 180 days from the date the optionee ceases to be a member of the Board.

          (b) In the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested. All unexercised options which are then exercisable (including those options which become exercisable pursuant to the first sentence of this
Section 8(b)) but have not been exercised at the time the optionee so ceases to be a member of the Board of Directors may be exercised, to the extent any portion of such options are then exercisable, by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the option.

          (c) No portion of an option may be exercised if the optionee is removed or resigns from the Board of Directors for any one of the following reasons: (i) disloyalty, gross negligence, dishonesty or breach of fiduciary duty to the Company; or (ii) the commission of an act of embezzlement, fraud or deliberate disregard of the rules or policies of the Company which results in loss, damage or injury to the Company, whether directly or indirectly; or (iii) the unauthorized disclosure of any trade secret or confidential information of the Company; or (iv) the commission of an act which constitutes unfair competition with the Company or which induces any customer of the Company to break a contract with the Company; or (v) the conduct of any activity on behalf of any organization or entity which is a competitor of the Company (unless such conduct is approved by a majority of the members of the Board of Directors).

     9.     EXERCISE  OF  OPTION.  Subject  to  the terms and conditions of this
            --------------------
Plan and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail, facsimile or in person addressed to Insightful Corporation, at its principal executive offices, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check, (b) in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the option (subject to restrictions and guidelines as the Board may adopt from time to time) valued at fair market value determined in accordance with the provisions of paragraph 5 or (c) consistent with applicable law, except as otherwise explicitly provided in the applicable option agreement, and only if the Common Stock is then publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the optionee to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price. There shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the option if fewer than one hundred (100) shares. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

     10.     ADJUSTMENTS  UPON CHANGES IN CAPITALIZATION AND OTHER EVENTS.  Upon
             ------------------------------------------------------------
the occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

          (a)     Stock  Dividends  and  Stock  Splits.  If the shares of Common
                  ------------------------------------
Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

          (b)     Recapitalization  Adjustments.  Immediately  upon  the
                  -----------------------------
consummation of an Acquisition, all outstanding options under this Plan shall remain the obligation of the Company or be assumed by the surviving or acquiring entity, and there shall automatically be a substitute for the shares of Common Stock subject to the options the consideration payable with respect to the Outstanding Shares of Common Stock in connection with the Acquisition. In the event of a reorganization, recapitalization, merger, consolidation, or any other change in the corporate structure or shares of the Company, to the extent permitted by Rule 16b-3 under the Securities Exchange Act of 1934, adjustments in the number and kind of shares authorized by this Plan and in the number and kind of shares covered by, and in the option price of outstanding options under this Plan necessary to maintain the proportionate interest of the optionee and preserve, without exceeding, the value of such option, shall be made if, and in the same manner as, such adjustments are made to options issued under the Company's other stock option plans. Notwithstanding the foregoing, no such adjustment shall be made which would, within the meaning of any applicable provisions of the Internal Revenue Code of 1986, as amended, constitute a modification, extension or renewal of any option or a grant of additional benefits to the holder of an option. For purposes of this paragraph 10, an "ACQUISITION" shall mean: (x) any merger, consolidation or purchase of
------------
outstanding capital stock of the Company, or other form of business combination in which the Company is the target of such combination or after which the voting securities of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such event (other than as a result of a financing transaction); or (y) any sale of all or substantially all of the capital stock or assets of the Company in a business combination (other than in a spin-off or similar transaction).

          (c)     Issuances of Securities.  Except as expressly provided herein,
                  -----------------------
no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

          (d)     Adjustments.  Upon  the  happening  of  any  of  the foregoing
                  -----------
events, the class and aggregate number of shares set forth in paragraph 2 of this Plan that are subject to options which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this paragraph 10 and its determination shall be conclusive.

          (e)     Pooling-of  Interests-Accounting.  If  the Company proposes to
                  --------------------------------
engage in an Acquisition intended to be accounted for as a pooling-of-interests, and in the event that the provisions of this Plan or of any Award hereunder, or any actions of the Board taken in connection with such Acquisition, are determined by the Company's or the acquiring company's independent public accountants to cause such Acquisition to fail to be accounted for as a pooling-of-interests, then such provisions or actions shall be amended or rescinded by the Board, without the consent of any Participant, to be consistent with pooling-of-interests accounting treatment for such Acquisition.

     11.     RESTRICTIONS ON ISSUANCE OF SHARES.  Notwithstanding the provisions
             ----------------------------------
of paragraphs 4 and 9 of this Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

          (a) The issuance of shares with respect to which the option has been exercised is at the time of the issue of such shares effectively registered under applicable federal and state securities laws as now in force or hereafter amended; or

          (b) Counsel for the Company shall have given an opinion that the issuance of such shares is exempt from registration under federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

     12.     LEGEND  ON  CERTIFICATES.  The  certificates  representing  shares
             ------------------------
issued pursuant to the exercise of an option granted hereunder shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act, as amended, or any state securities laws.

     13.     REPRESENTATION  OF  OPTIONEE.  If  requested  by  the  Company, the
             ----------------------------
optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act) of 1933, as amended.

     14.     OPTION AGREEMENT.  Each option granted under the provisions of this
             ----------------
Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the officer executing it.

     15.     TERMINATION  AND  AMENDMENT  OF  PLAN.  Options  may  no  longer be
             -------------------------------------
granted under this Plan after 10 years from the date on which the stockholders approve the Plan, and this Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not, without approval by the
            --------   -------
affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and voting on such matter at a meeting, (a) increase the maximum number of shares for which options may be granted under this Plan (except by adjustment pursuant to Section 10), (b) materially modify the requirements as to eligibility to participate in this Plan, or (c) materially increase benefits accruing to option holders under this Plan. Termination or any modification or amendment of this Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

     16.     WITHHOLDING  OF  INCOME  TAXES.  Each  optionee  shall  pay  to the
             ------------------------------
Company, or make provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with grants to such optionee no later than the date of the event creating the tax liability. The Board may allow optionees to satisfy such tax obligations in whole or in part by transferring shares of Common Stock, including shares retained from the option creating the tax obligation, valued at their fair market value (as determined by the Board or as determined pursuant to the applicable option agreement). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to an optionee.

     17.     COMPLIANCE  WITH REGULATIONS.  It is the Company's intent that this
             ----------------------------
Plan comply in all respects with Rule 16b-3 (or any successor or amended provision thereof) and any applicable Securities and Exchange Commission interpretations thereof. If any provision of this Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void or amended by the Board of Directors to ensure proper compliance.

     18.     NO  RIGHTS  AS  STOCKHOLDER.  Subject  to  the  provisions  of  the
             ---------------------------
applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

     19.     GOVERNING  LAW.  The validity and construction of this Plan and the
             --------------
instruments evidencing options shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.


                                     Adopted  by  the  Board  of  Directors  on:
                                     April  5,  2001

                                     Approved  by  the  stockholders  on:
                                          ________,  2001

                                   APPENDIX H

                             INSIGHTFUL CORPORATION

                        2001 EMPLOYEE STOCK PURCHASE PLAN



ARTICLE  1  -  PURPOSE.
----------------------

     This 2001 Employee Stock Purchase Plan (the "Plan") is intended to encourage stock ownership by all eligible employees of Insightful Corporation (the "Company"), a Delaware corporation, and its participating subsidiaries (as defined in Article 17) so that they may share in the growth of the Company by acquiring or increasing their proprietary interest in the Company. The Plan is designed to encourage eligible employees to remain in the employ of the Company and its participating subsidiaries. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

ARTICLE  2  -  ADMINISTRATION  OF  THE  PLAN.
---------------------------------------------

     The Plan may be administered by a committee appointed by the Board of Directors of the Company (the "Committee"). The Committee shall consist of not less than two members of the Company's Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee may select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

     The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final, unless otherwise determined by the Board of Directors. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best, provided that any such rules and regulations shall be applied on a uniform basis to all employees under the Plan. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

     In the event the Board of Directors fails to appoint or refrains from appointing a Committee, the Board of Directors shall have all power and authority to administer the Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board of Directors.

ARTICLE  3  -  ELIGIBLE  EMPLOYEES.
----------------------------------

     All employees of the Company or any of its participating subsidiaries whose customary employment is more than 20 hours per week and for more than five months in any calendar year and who have completed length of service not to exceed two years shall be eligible to receive options under the Plan to purchase common stock of the Company, and all eligible employees shall have the same rights and privileges hereunder. Persons who are eligible employees on the first business day of any Payment Period (as defined in Article 5) shall receive their options as of such day. Persons who become eligible employees after any date on which options are granted under the Plan shall be granted options on the first day of the next succeeding Payment Period on which options are granted to eligible employees under the Plan. In no event, however, may an employee be granted an option if such employee, immediately after the option was granted, would be treated as owning stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any parent corporation or subsidiary corporation, as the terms "parent corporation" and "subsidiary corporation" are defined in Section 424(e) and (f) of the Code. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

ARTICLE  4  -  STOCK  SUBJECT  TO  THE  PLAN.
---------------------------------------------

     The stock subject to the options under the Plan shall be shares of the Company's authorized but unissued common stock, par value $.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares which may be issued pursuant to the Plan is _________, subject to adjustment as provided in Article 12. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available under the Plan.

ARTICLE  5  -  PAYMENT  PERIOD  AND  STOCK  OPTIONS.
---------------------------------------------------

     The first Payment Period during which payroll deductions will be accumulated under the Plan shall commence on the later to occur of March 1, 2002 and the first day of the first calendar month following effectiveness of the Form S-8 registration statement filed with the Securities and Exchange Commission covering the shares to be issued pursuant to the Plan and shall end on August 31, 2002. For the remainder of the duration of the Plan, Payment
Periods shall consist of the six-month periods commencing on March 1 and September 1 and ending on August 31 and February 28 of each calendar year.

     Twice each year, on the first business day of each Payment Period, the Company will grant to each eligible employee who is then a participant in the Plan an option to purchase on the last day of such Payment Period, at the Option Price hereinafter provided for, a maximum of 2,000 shares, on condition that such employee remains eligible to participate in the Plan throughout the remainder of such Payment Period. The participant shall be entitled to exercise the option so granted only to the extent of the participant's accumulated payroll deductions on the last day of such Payment Period. If the participant's accumulated payroll deductions on the last day of the Payment Period would enable the participant to purchase more than 2,000 shares except for the 2,000-share limitation, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the 2,000 shares shall be promptly refunded to the participant by the Company, without interest. The Option Price per share for each Payment Period shall be the lesser of (i) 85% of the average market price of the Common Stock on the first business day of the Payment Period and (ii) 85% of the average market price of the Common Stock on the last business day of the Payment Period, in either event rounded up to avoid fractions of a dollar other than 1/4, 1/2 and 3/4to the nearest cent. The foregoing limitation on the number of shares subject to option and the Option Price shall be subject to adjustment as provided in Article 12.

     For purposes of the Plan, the term "average market price" on any date means
(i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National or SmallCap Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National or SmallCap Market; or (iv) if the Common Stock is not publicly traded, the fair market value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     For purposes of the Plan, the term "business day" means a day on which there is trading on the Nasdaq National or SmallCap Market or the aforementioned national securities exchange, whichever is applicable pursuant to the preceding paragraph; and if neither is applicable, a day that is not a Saturday, Sunday or legal holiday in the State of Washington.

     No employee shall be granted an option which permits the employee's right to purchase stock under the Plan, and under all other Section 423(b) employee stock purchase plans of the Company and any parent or subsidiary corporations, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined on the date or dates that options on such stock were granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code. If the participant's accumulated payroll deductions on the last day of the Payment Period would otherwise enable the participant to purchase Common Stock in excess of the Section 423(b)(8) limitation described in this paragraph, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the shares actually purchased shall be promptly refunded to the participant by the Company, without interest.

ARTICLE  6  -  EXERCISE  OF  OPTION.
------------------------------------

     Each eligible employee who continues to be a participant in the Plan on the last day of a Payment Period shall be deemed to have exercised his or her option on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock reserved for the purpose of the Plan as the participant's accumulated payroll deductions on such date will pay for at the Option Price, subject to the 2,000-share limit of the option and the Section 423(b)(8) limitation described in Article 5. If the individual is not a participant on the last day of a Payment Period, the he or she shall not be entitled to exercise his or her option. Only full shares of Common Stock may be purchased under the Plan. Unused payroll deductions remaining in a participant's account at the end of a Payment Period by reason of the inability to purchase a fractional share shall be carried forward to the next Payment Period.

ARTICLE  7  -  AUTHORIZATION  FOR  ENTERING  THE  PLAN.
------------------------------------------------------

     An employee may elect to enter the Plan by filling out, signing and delivering to the Company an authorization:

          A. Stating the percentage to be deducted regularly from the employee's pay;

          B. Authorizing the purchase of stock for the employee in each Payment Period in accordance with the terms of the Plan; and

          C. Specifying the exact name or names in which stock purchased for the employee is to be issued as provided under Article 11 hereof.

Such authorization must be received by the Company at least ten (10) days before the first day of the next succeeding Payment Period and shall take effect only if the employee is an eligible employee on the first business day of such Payment Period.

     Unless a participant files a new authorization or withdraws from the Plan, the deductions and purchases under the authorization the participant has on file under the Plan will continue from one Payment Period to succeeding Payment Periods as long as the Plan remains in effect.

     The Company will accumulate and hold for each participant's account the amounts deducted from his or her pay. No interest will be paid on these amounts.

ARTICLE  8  -  MAXIMUM  AMOUNT  OF  PAYROLL  DEDUCTIONS.
--------------------------------------------------------

     An employee may authorize payroll deductions in an amount (expressed as a whole percentage) not less than one percent (1%) but not more than ten percent (10%) of the employee's total compensation, including base pay or salary and any overtime, bonuses or commissions.

ARTICLE  9  -  CHANGE  IN  PAYROLL  DEDUCTIONS.
-----------------------------------------------

     Deductions may not be increased or decreased during a Payment Period. However, a participant may withdraw in full from the Plan.

ARTICLE  10  -  WITHDRAWAL  FROM  THE  PLAN.
--------------------------------------------

     A participant may withdraw from the Plan (in whole but not in part) at any time prior to the last day of a Payment Period by delivering a withdrawal notice to the Company, in which event the Company will promptly refund the entire balance of the employee's deductions not previously used to purchase stock under the Plan.

     To re-enter the Plan, an employee who has previously withdrawn must file a new authorization at least ten (10) days before the first day of the next Payment Period in which he or she wishes to participate. The employee's re-entry into the Plan becomes effective at the beginning of such Payment Period, provided that he or she is an eligible employee on the first business day of the Payment Period.

ARTICLE  11  -  ISSUANCE  OF  STOCK.
-----------------------------------

     Certificates for stock issued to participants shall be delivered as soon as practicable after each Payment Period by the Company's transfer agent.

     Stock purchased under the Plan shall be issued only in the name of the participant, or if the participant's authorization so specifies, in the name of the participant and another person of legal age as joint tenants with rights of survivorship.

ARTICLE  12  -  ADJUSTMENTS.
---------------------------

     Upon the happening of any of the following described events, a participant's rights under options granted under the Plan shall be adjusted as hereinafter provided:

          A. In the event that the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if, upon a reorganization, split-up, liquidation, recapitalization or the like of the Company, the shares of Common Stock shall be exchanged for other securities of the Company, each participant shall be entitled, subject to the conditions herein stated, to purchase such number of shares of Common Stock or amount of other securities of the Company as were exchangeable for the number of shares of Common Stock that such participant would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or exchange; and

          B. In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each participant upon exercising such an option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which the participant is exercising his or her option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as is equal to the number of shares thereof and the amount of cash in lieu of fractional shares, respectively, which the participant would have received if the participant had been the holder of the shares as to which the participant is exercising his or her option at all times between the date of the granting of such option and the date of its exercise.

     Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Article 4 hereof which are subject to options which have been or may be granted under the Plan and the limitations set forth in the second paragraph of Article 5 shall also be appropriately adjusted to reflect the events specified in paragraphs A and B above. Notwithstanding the foregoing, any adjustments made pursuant to paragraphs A or B shall be made only after the Committee, based on advice of counsel for the Company, determines whether such adjustments would constitute a "modification" (as that term is defined in Section 424 of the Code). If the Committee determines that such adjustments would constitute a modification, it may refrain from making such adjustments.

     If the Company is to be consolidated with or acquired by another entity in a merger, a sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board") shall, with respect to options then outstanding under the Plan, either (i) make appropriate provision for the continuation of such options by arranging for the substitution on an equitable basis for the shares then subject to such options either (a) the consideration payable with respect to the outstanding shares of the Common Stock in connection with the Acquisition, (b) SHARES OF STOCK OF THE SUCCESSOR CORPORATION, OR A PARENT OR SUBSIDIARY OF SUCH CORPORATION, OR (C) SUCH OTHER SECURITIES AS THE SUCCESSOR BOARD DEEMS APPROPRIATE, THE FAIR MARKET VALUE OF WHICH SHALL NOT MATERIALLY EXCEED THE FAIR MARKET VALUE OF THE SHARES OF COMMON STOCK SUBJECT TO SUCH OPTIONS IMMEDIATELY PRECEDING THE ACQUISITION; or (ii) terminate each participant's options in exchange for a cash payment equal to the excess of (a) the fair market value on the date of the Acquisition, of the number of shares of Common Stock that the participant's accumulated payroll deductions as of the date of the Acquisition could purchase, at an option price determined with reference only to the first business day of the applicable Payment Period and subject to the 2,000-share, Code Section 423(b)(8) and fractional-share limitations on the amount of stock a participant would be entitled to purchase, over (b) the result of multiplying such number of shares by such option price.

     The Committee or Successor Board shall determine the adjustments to be made under this Article 12, and its determination shall be conclusive.

ARTICLE  13  -  NO  TRANSFER  OR  ASSIGNMENT  OF  EMPLOYEE'S  RIGHTS.
---------------------------------------------------------------------

     An option granted under the Plan may not be transferred or assigned to, or availed of by, any other person other than by will or the laws of descent and distribution.

ARTICLE  14  -  TERMINATION  OF  EMPLOYEE'S  RIGHTS.
---------------------------------------------------

     Whenever a participant ceases to be an eligible employee because of retirement, voluntary or involuntary termination, resignation, layoff, discharge, death or for any other reason, his or her rights under the Plan shall immediately terminate, and the Company shall promptly refund, without interest, the entire balance of his or her payroll deduction account under the Plan. Notwithstanding the foregoing, eligible employment shall be treated as continuing intact while a participant is on military leave, sick leave or other bona fide leave of absence, for up to 90 days, or for so long as the participant's right to re-employment is guaranteed either by statute or by contract, if longer than 90 days. A withdrawal notice will be considered as having been received from the employee on the day such employee's employment ceases and all payroll deductions not used to purchase stock will be refunded without interest.

     If a participant's payroll deductions are interrupted by any legal process, a withdrawal notice will be considered as having been received from the participant on the day the interruption occurs. [CHECK WITH LABOR AS TO VALIDITY IN WASHINGTON].

ARTICLE  15  -  TERMINATION  AND  AMENDMENTS  TO  PLAN.
------------------------------------------------------

     Unless terminated sooner as provided below, the Plan shall terminate on February 28, 2012. The Plan may be terminated at any time by the Company's
Board of Directors but such termination shall not affect options then outstanding under the Plan. It will terminate in any case when all or substantially all of the unissued shares of stock reserved for the purposes of the Plan have been purchased. If at any time shares of stock reserved for the purpose of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares shall be apportioned among participants in proportion to the amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase stock, and the Plan shall terminate. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase stock will be refunded, without interest.

     The Committee or the Board of Directors may from time to time adopt amendments to the Plan provided that, without the approval of the stockholders of the Company, no amendment may (i) increase the number of shares that may be issued under the Plan; (ii) change the class of employees eligible to receive options under the Plan, if such action would be treated as the adoption of a new plan for purposes of Section 423(b) of the Code; or (iii) cause Rule 16b-3 under the Securities Exchange Act of 1934, as amended, to become inapplicable to the Plan.

ARTICLE  16  -  LIMITS  ON  SALE  OF  STOCK  PURCHASED  UNDER  THE  PLAN.
------------------------------------------------------------------------

     The Plan is intended to provide shares of Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his or her own affairs. An employee may, therefore, sell stock purchased under the Plan at any time the employee chooses, subject to compliance with any applicable federal or state securities laws and subject to any restrictions imposed under Article 21 to ensure that tax withholding obligations are satisfied. THE EMPLOYEE ASSUMES THE RISK OF ANY
MARKET  FLUCTUATIONS  IN  THE  PRICE  OF  THE  STOCK.

ARTICLE  17  -  PARTICIPATING  SUBSIDIARIES.
--------------------------------------------

     The term "participating subsidiary" shall mean any present or future subsidiary of the Company, as that term is defined in Section 424(f) of the Code, which is designated from time to time by the Board of Directors to participate in the Plan. The Board of Directors shall have the power to make such designation before or after the Plan is approved by the stockholders.

ARTICLE  18  -  OPTIONEES  NOT  STOCKHOLDERS.
--------------------------------------------

     Neither the granting of an option to an employee nor the deductions from his or her pay shall constitute such employee a stockholder of the shares covered by an option until such shares have been actually purchased by the employee.

ARTICLE  19  -  APPLICATION  OF  FUNDS.
--------------------------------------

     The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Plan will be used for general corporate purposes.

ARTICLE  20  -  NOTICE  TO  COMPANY  OF  DISQUALIFYING  DISPOSITION.
-------------------------------------------------------------------

     By electing to participate in the Plan, each participant agrees to notify the Company in writing immediately after the participant transfers Common Stock acquired under the Plan, if such transfer occurs within two years after the first business day of the Payment Period in which such Common Stock was acquired. Each participant further agrees to provide any information about such a transfer as may be requested by the Company or any subsidiary corporation in order to assist it in complying with the tax laws. Such dispositions generally are treated as "disqualifying dispositions" under Sections 421 and 424 of the Code, which have certain tax consequences to participants and to the Company and its participating subsidiaries.

ARTICLE  21  -  WITHHOLDING  OF  ADDITIONAL  INCOME  TAXES.
----------------------------------------------------------

     By electing to participate in the Plan, each participant acknowledges that the Company and its participating subsidiaries are required to withhold taxes with respect to the amounts deducted from the participant's compensation and accumulated for the benefit of the participant under the Plan, and each participant agrees that the Company and its participating subsidiaries may deduct additional amounts from the participant's compensation, when amounts are added to the participant's account, used to purchase Common Stock or refunded, in order to satisfy such withholding obligations. Each participant further acknowledges that when Common Stock is purchased under the Plan the Company and its participating subsidiaries may be required to withhold taxes with respect to all or a portion of the difference between the fair market value of the Common Stock purchased and its purchase price, and each participant agrees that such taxes may be withheld from compensation otherwise payable to such participant. It is intended that tax withholding will be accomplished in such a manner that the full amount of payroll deductions elected by the participant under Article 7 will be used to purchase Common Stock. However, if amounts sufficient to satisfy applicable tax withholding obligations have not been withheld from compensation otherwise payable to any participant, then, notwithstanding any other provision of the Plan, the Company may withhold such taxes from the participant's accumulated payroll deductions and apply the net amount to the purchase of Common Stock, unless the participant pays to the Company, prior to the exercise date, an amount sufficient to satisfy such withholding obligations. Each participant further acknowledges that the Company and its participating subsidiaries may be required to withhold taxes in connection with the disposition of stock acquired under the Plan and agrees that the Company or any participating subsidiary may take whatever action it considers appropriate to satisfy such withholding requirements, including deducting from compensation otherwise payable to such participant an amount sufficient to satisfy such withholding requirements or conditioning any disposition of Common Stock by the participant upon the payment to the Company or such subsidiary of an amount sufficient to satisfy such withholding requirements.

ARTICLE  22  -  GOVERNMENTAL  REGULATIONS.
-----------------------------------------

     The Company's obligation to sell and deliver shares of Common Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

     Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to identify shares of Common Stock issued under the Plan on its stock ownership records and send tax information statements to employees and former employees who transfer title to such shares.

ARTICLE  23  -  GOVERNING  LAW.
-------------------------------

     The validity and construction of the Plan shall be governed by the laws of State of Delaware, without giving effect to the principles of conflicts of law thereof.

ARTICLE  24  -  APPROVAL  OF BOARD OF DIRECTORS AND STOCKHOLDERS OF THE COMPANY.
-------------------------------------------------------------------------------

     The Plan was adopted by the Board of Directors on April 5, 2001 and was approved by the stockholders of the Company on _______, 2001.